UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
________________________
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Lear Corporation
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21557 Telegraph Road
Southfield, Michigan 48033
April 3, 2024
Dear Shareholder:
On behalf of the Board of Directors of Lear Corporation, you are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/LEA2024 on May 16, 2024, at 9:00 a.m. (Eastern Time). You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions in advance of and during the meeting by logging in to the website listed above using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
To facilitate broad shareholder attendance and participation and provide a consistent experience to all shareholders, regardless of location, the Annual Meeting will once again be virtual. We have included with this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Lear Corporation from documents we have filed with the Securities and Exchange Commission (the “SEC”).
We are delivering our proxy statement and annual report pursuant to the SEC rules that allow companies to furnish proxy materials to their shareholders over the Internet. We believe that this delivery method expedites shareholders’ receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about April 3, 2024, we will mail to our shareholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.
You are being asked at the Annual Meeting to elect directors named in the accompanying proxy statement, to ratify the retention of Ernst & Young LLP as our independent registered public accounting firm, to provide an advisory vote to approve our executive compensation and to transact any other business properly brought before the Annual Meeting.
As always, we encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and in accordance with the recommendations of the Board of Directors on the other proposals by following the voting instructions contained in the proxy statement.

Sincerely,

Greg C. Smith	Raymond E. Scott
Non-Executive Chairman	President, Chief Executive Officer and Director
This proxy statement is dated April 3, 2024, and is first being made available to shareholders via the Internet on or about April 3, 2024.

21557 Telegraph Road
Southfield, Michigan 48033
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	Thursday, May 16, 2024, at 9:00 a.m. (Eastern Time) Online check-in will be available beginning at 8:30 a.m. (Eastern Time). Please allow ample time for the online check-in process.

Place:
The Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/LEA2024. To participate in the Annual Meeting, you will need your 16-digit control number included in your Notice of Internet Availability of the Proxy Materials, on your proxy card, or in any additional voting instructions accompanying these Proxy Materials.

Record Date:	March 18, 2024

Items of Business:
1.  To elect the following ten nominees to the Board of Directors (the “Board”): Mei-Wei Cheng, Jonathan F. Foster, Bradley M. Halverson, Mary Lou Jepsen, Roger A. Krone, Patricia L. Lewis, Kathleen A. Ligocki, Conrad L. Mallett, Jr., Raymond E. Scott and Greg C. Smith;
2.  To ratify the retention of Ernst & Young LLP as the Company’s registered public accounting firm for 2024;
3.  To approve, in a non-binding advisory vote, the Company’s executive compensation; and
4. To conduct any other business properly brought before the Annual Meeting or any postponement thereof.

Proxy Voting:	YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE TELEPHONE, VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD, AS DESCRIBED IN THE PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.

By Order of the Board of Directors,

Harry A. Kemp
Senior Vice President, Chief Administrative Officer and General Counsel April 3, 2024

Notice of Internet Availability of Proxy Materials
We are making the accompanying proxy statement and our annual report on Form 10-K available to shareholders electronically via the Internet. On or about April 3, 2024, we will mail to most of our shareholders a notice containing instructions on how to access this proxy statement and our annual report on Form 10-K and to vote via the Internet or by telephone. Other shareholders, in accordance with their prior requests, will receive e-mail notification of how to access our proxy materials and vote via the Internet or by telephone or will be mailed paper copies of our proxy materials and a proxy card on or about April 3, 2024.

2024 Proxy Statement	|	i

PROXY SUMMARY
LEAR CORPORATION
2024 PROXY STATEMENT SUMMARY
This summary highlights information that is contained elsewhere in this proxy statement by Lear Corporation (the "Company," "Lear," "we," "our" or "us"). It does not include all of the information necessary to make a voting decision, and you should carefully read this proxy statement in its entirety before casting your vote. Please see the section "Questions and Answers" beginning on page 84 for important information about proxy materials, voting, the Annual Meeting, the Company, documents and communications.
Annual Meeting of Shareholders
Proxy Voting Roadmap
Shareholders will be asked to vote on the following matters at the Annual Meeting. This section does not contain all of the information that you should consider in deciding how to vote. You should read the entirety of this proxy statement carefully before voting.

	Voting Matter	Board Vote Recommendation	Page Reference
Item 1	Election of Directors	FOR all ten director nominees	10
Item 2	Ratification of Retention of Independent Registered Public Accounting Firm	FOR	82
Item 3	Advisory Vote to Approve the Company's Executive Compensation	FOR	83

2024 Proxy Statement	|	1

PROXY SUMMARY
Lear at a Glance
Lear Corporation is a global automotive technology leader in Seating and E-Systems, enabling superior in-vehicle experiences for consumers around the world. We supply complete seat systems, key seat components, complete electrical distribution and connection systems, high-voltage power distribution products, including battery disconnect units ("BDUs"), low-voltage power distribution products, electronic controllers and other electronic products to all of the world's major automotive manufacturers. At Lear, we are Making every drive betterTM by providing technology for safer, smarter and more comfortable journeys, while adhering to our values — Be Inclusive. Be Inventive. Get Results the Right Way.
*See page 3 and Appendix A “Reconciliation of Non-GAAP Financial Measures” on page 90 for more information on these non-GAAP financial measures and how they are used.
Our core value of innovation helps us to create industry-leading products that differentiate us in the competitive marketplace and support long-term sustainable growth aligned with automotive industry trends.
Lear focuses on developing technologies that will provide a competitive advantage in the future. We are a leader in quality, innovation, technology and operational excellence.
Lear is a recognized global leader in complete seat systems with industry-leading margins. In Seating, we have the most complete vertically integrated product portfolio, and our capabilities are driving the development of innovative modular solutions for our customers. We continue to gain market share in Seating with over $2 billion in conquest wins since 2019. In 2023, we flawlessly launched production of the complete seats for the Jeep Wagoneer and Grand Wagoneer, an unprecedented conquest award that was resourced from a competitor mid-program.
In E-Systems, we won more than $1 billion of new business awards for the third consecutive year and posted year-over-year margin improvements for the sixth consecutive quarter.

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PROXY SUMMARY
Business Highlights
2023 Financial Performance

*Contained above, and elsewhere in this proxy statement, are certain financial measures that are not calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). These measures, along with their corresponding GAAP measures and reconciliations thereto, have been previously disclosed in the exhibit to Lear’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 6, 2024. Also see Appendix A “Reconciliation of Non-GAAP Financial Measures” on page 90 for more information on these non-GAAP financial measures and how they are used.
2023 Business Performance

• Achieved record revenues of $23.5 billion	• Serve all of the world’s major automotive manufacturers with content on more than 475 vehicle nameplates worldwide
• Reported third consecutive year of at least $1 billion in business wins for E-Systems	• Strong market positions for Seating in all major markets with a 25% global market share
• Ranked first in the automotive segment in Newsweek's America's Most Responsible Companies for 2024
• Named 2023 Automotive News PACE award finalist for ReNewKnitTM, our sustainable, fully-recyclable suede alternative material (the fifth consecutive year we have been nominated for an Automotive News PACE or PACEpilot award)

• Completed the acquisition of I.G. Bauerhin ("IGB"), a privately held supplier of automotive seat heating, ventilation and active cooling, steering wheel heating, seat sensors and electronic control modules, which furthers our comprehensive strategy to develop and integrate innovative modular solutions for automotive seating
• Advanced our corporate sustainability initiatives related to environmental stewardship, diversity and inclusion, and community impact, and advanced toward our goals of carbon reduction by 2030 and carbon neutrality by 2050

• Named to Fortune magazine's "World's Most Admired Companies" list for the eighth consecutive year	• Repurchased $313 million of shares and paid $182 million in dividends

2024 Proxy Statement	|	3

PROXY SUMMARY
How Our Compensation Program Supports Our Business Strategy
Our executive compensation program is designed to support shareholder value creation by driving and rewarding long-term business outcomes, promoting strong governance practices and encouraging responsible risk-taking. This is achieved by linking individual pay to the Company’s performance over a diverse set of financial measures. Lear has a long-standing commitment to pay for performance. The majority of all senior executives' compensation is variable and covers annual and multi-year performance periods, and all senior executives have meaningful long-term Lear stock holdings. Long-term incentives use Performance Shares to align senior executives' compensation with the Company’s long-term performance.
Our Board’s People and Compensation Committee (“P&C Committee”) provides strong oversight through the approval of performance goals across all financial measures and the certification of performance outcomes.
Our executive compensation program, including our compensation guiding principles, decision-making process and performance measures, is discussed in detail in the "Compensation Discussion and Analysis" of this proxy statement beginning on page 31.
2023 Compensation Highlights
2023 Annual Incentive Plan ("AIP") Design Overview and Changes
•For the 2023 performance period, the P&C Committee reverted back to Lear's traditional equal weighting for the two financial measures that determine the AIP – Adjusted Operating Income and Free Cash Flow.
•Prior to 2022, Lear historically weighted the financial measures in its AIP at 50% Adjusted Operating Income and 50% Free Cash Flow. Due to increased volatility caused by the COVID-19 pandemic, ongoing supply chain challenges and other factors which had a significant impact resulting in a relatively low level of Free Cash Flow generation, the 2022 AIP weightings were established at 80% Adjusted Operating Income and 20% Free Cash Flow. This change was made to focus the company on driving bottom-line profitability during volatile times and to ensure payouts were aligned with performance.
2023-2025 Long-Term Stock Incentive Plan ("LTI") Design Overview and Changes
For the 2023-2025 LTI grants, the P&C Committee approved the following changes, aligning our leadership’s compensation with shareholder interests and incorporating feedback received during shareholder outreach:
•Award mix adjusted to more heavily emphasize performance-based awards: Performance Shares 75% / Restricted Stock Units ("RSUs") 25% weighting for Chief Executive Officer ("CEO"):
•The 2023-2025 LTI award mix for the CEO was approximately 75% Performance Shares and 25% RSUs as compared to the 2022-2024 LTI award mix of approximately 70% Performance Shares and 30% RSUs.
•The 2023-2025 LTI award mix for the other named executive officers remained unchanged at 70% Performance Shares and 30% RSUs.
•Our Performance Share weighting continues to be higher than most of the Comparator Group (see page 38), as well as many other large industrial companies (e.g., 50% - 60% of the regular annual equity award mix).
•Performance measures modified to reward financial and Total Shareholder Return ("TSR") results: Performance Shares earned based on Adjusted Annual Pretax Income, Adjusted Return on Invested Capital ("ROIC") Improvement and Relative TSR results:
•For the 2023-2025 LTI, the Performance Shares are based on three performance measures (see pages 46 - 47):
•Three-year average of Adjusted Annual Pretax Income (50% of the award)
•Three-year average of Adjusted ROIC Improvement (25% of the award)
•Three-year Relative TSR (25% of the award)
•ROIC had been a performance measure in the Lear LTI until the 2020-2022 performance period, when it was removed temporarily due to the challenges caused by the COVID-19 pandemic and corresponding volume reductions and supply chain issues. During the last two years, the Company has driven significant profitability and free cash flow improvements. Based on the improved performance

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PROXY SUMMARY
and ongoing discussions with the Board and key shareholders, the P&C Committee and management team determined that ROIC is a relevant financial measure and that the reintroduction of ROIC as a performance measure was appropriate for the 2023-2025 performance period.
•Prior to the 2023-2025 performance period, outstanding Performance Shares are based on two performance measures:
•Three-year average of Adjusted Annual Pretax Income (66.67% of the award), and
•Three-year Relative TSR (33.33% of the award).
•Goal setting aligns with our long-range plan with financial targets set above prior year actual results:
•For the 2023-2025 Adjusted ROIC Improvement and Relative TSR performance measures, the three-year goals were established and approved by the P&C Committee in November 2022, prior to the start of the 2023-2025 performance period. The 2023 Adjusted Annual Pretax Income performance measure was also established and approved in November 2022; the 2024 and 2025 Adjusted Annual Pretax Income performance measures will be established annually prior to the start of each year during the three-year performance period.
•For the 2024-2026 LTI awards, the threshold, target and maximum goals for all performance measures, including Adjusted Pretax Income, were established for the full performance period and were approved in November 2023, prior to the start of the 2024–2026 performance period.
Pay-for-Performance Alignment
Base salary and annual and long-term incentive award opportunities are the core elements of total direct compensation of our CEO, our Chief Financial Officer ("CFO") and each of our other executive officers listed in the Summary Compensation Table (collectively, our Named Executive Officers, referred to herein as our "NEOs"). As shown below, the significant portion of performance-based pay aligns our NEOs' compensation with our shareholders’ interests. The target compensation mix for our CEO and our other NEOs on average for 2023 is shown below and further discussed in detail in the "Compensation Discussion and Analysis" of this proxy statement beginning on page 31:

2024 Proxy Statement	|	5

PROXY SUMMARY
Corporate Governance
Governance Highlights

Board Structure and Independence
•All nine of our current non-executive directors are independent	•Our Board committees are comprised solely of independent directors	•Independent directors meet regularly without management present
•We maintain separate Chairperson of the Board and CEO roles	•Our diverse and highly skilled Board provides a range of expertise and viewpoints	•Our Board committees hold executive sessions without management present
•50% of our Board members are diverse and 30% are female; 66% of the committee chairs are diverse/women	•We conduct a regular review of our Board skills matrix
Shareholder Rights
•We hold an annual election of all directors	•We have majority voting in uncontested director elections	•We have advance notice provisions in our Second Amended and Restated Bylaws (the "Bylaws")
Board Oversight
•We have structured processes for the Board's oversight of the Company's annual business plan and corporate strategy	•The Board and its committees oversee sustainability, social and governance matters	•The P&C Committee oversees human capital management, the executive compensation programs, talent metrics and strategies
•We conduct a regular review and assessment of committee responsibilities	•The Audit Committee oversees the integrity of the Company's financial statements, legal and regulatory compliance, and cybersecurity risk	•Management conducts a strategic and comprehensive succession planning review, leadership talent review and human capital overview in a separate session with all Board members annually
•We have a structured and robust process for the Board’s assessment and oversight of key business risks	•The Governance and Sustainability Committee (the "G&S Committee") oversees the Company's sustainability matters
Strong Corporate Governance Practices
•We maintain robust share ownership guidelines for executive officers and directors	•We have adopted a responsive, active and ongoing shareholder engagement program	•We conduct annual Board and committee self-assessments
•Our policies prohibit hedging and pledging transactions by executive officers and directors	•We have a robust Code of Business Conduct and Ethics for employees and directors	•We conduct annual risk assessment of executive compensation programs, practices and policies
•We have adopted a supplemental Improper Conduct compensation clawback policy in addition to clawbacks required by law, regulation, or applicable listing standard	•We have imposed limits on annual director compensation, and limits on the number of other public company boards on which directors may serve
•We have adopted a comprehensive sustainability strategy and corresponding goals, including an aspiration to achieve net-zero emissions by 2050 in alignment with the Science Based Targets Initiative ("SBTi")

6	|	LEAR CORPORATION

PROXY SUMMARY
Shareholder Outreach and Engagement
We believe that strong corporate governance practices should include regular outreach and conversations with our shareholders. Our Board also reviews material shareholder engagements, as well as any shareholder inquiries directly related to its responsibilities.
We regularly discuss our business outlook, financial performance, strategic priorities, industry dynamics, compensation, sustainability initiatives and other topics of importance with investors. We actively engage with shareholders of all sizes through a combination of virtual and in-person engagements, including our annual meeting, our website, investor conferences and one-on-one meetings when appropriate. During 2023, we engaged with shareholders representing 65% of our outstanding shares with an active management orientation. These regular engagements allow us to obtain feedback on our shareholders’ perception and understanding of our markets, business and industry. We are committed to maintaining an active dialogue with investors to better understand their perspectives and consider their input.
2024 Annual Meeting of Shareholders
•Date and Time: May 16, 2024, 9:00 a.m. (Eastern Time). Online check-in will be available at 8:30 a.m. (Eastern Time). Please allow ample time for the online check-in process.
•Location: The Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/LEA2024. To participate in the Annual Meeting, you will need your 16-digit control number included in your Notice of Internet Availability of the Proxy Materials, on your proxy card, or in any additional voting instructions accompanying these proxy materials.
•Record Date: March 18, 2024
•Voting: Shareholders as of the close of business on the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for the other proposals to be voted on.
•Shares of Common Stock Outstanding (as of the record date): 56,952,094
•Stock Symbol: LEA
•Exchange: New York Stock Exchange (“NYSE”)
•Registrar & Transfer Agent: Computershare Trust Company, N.A.
•Principal Executive Office: 21557 Telegraph Road, Southfield, Michigan 48033
•Corporate Website: lear.com
•Investor Relations Website: https://ir.lear.com/

2024 Proxy Statement	|	7

PROXY SUMMARY
Items to be Voted on

Proposal	Our Board’s Recommendation
Election of Directors Named in this Proxy Statement (page 10)	FOR
Ratification of Retention of Independent Registered Public Accounting Firm (page 82)	FOR
Advisory Vote to Approve the Company’s Executive Compensation (page 83)	FOR
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE TELEPHONE, VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD, AS DESCRIBED IN THE PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.
Director Nominees

			Committee Membership
Name and Principal Occupation	Age	Director Since	AC	P&C	G&S
Mei-Wei Cheng IND Former CEO, Siemens Northeast Asia and Ford Motor (China)	74	2019	•	•
Jonathan F. Foster IND Managing Director of Current Capital Partners LLC	63	2009	•		•
Bradley M. Halverson IND Former Group President and CFO, Caterpillar Inc.	63	2020	•	•
Mary Lou Jepsen IND CEO, Founder and Chairperson of Openwater	59	2016		•	•
Roger A. Krone IND President and CEO, Boy Scouts of America	67	2020	•		•
Patricia L. Lewis IND Executive Vice President and Chief Sustainability Officer, UnitedHealth Group Incorporated	62	2020		•	•
Kathleen A. Ligocki IND Former CEO of Tower Automotive and Agility Fuel Solutions	67	2012		•	•
Conrad L. Mallett, Jr. IND Corporation Counsel, City of Detroit	70	2002	•		•
Raymond E. Scott President and CEO	58	2018
Greg C. Smith IND Former Vice Chairman of Ford Motor Company	72	2009	E	E	E
AC Audit Committee
P&C People and Compensation Committee
G&S Governance and Sustainability Committee
IND Independent director under NYSE and SEC rules
•Chair
•Member
EEx Officio Member
Director Term: One Year
Board Meetings in 2023: 8
Standard Board Committee Meetings in 2023: Audit Committee 8, P&C Committee 5, G&S Committee 4

8	|	LEAR CORPORATION

PROXY SUMMARY
Sustainability Highlights for 2023
Responsible and sustainable practices are integral to Lear’s strategy and operations. We are continuously working to embed sustainability into our key processes such as enterprise risk management, facilities management, supplier selection and evaluation, and product innovation. Our sustainability efforts demonstrate how we live our core value to Get Results the Right Way. Our key actions during 2023 include the following:

Environment	Human Capital Management	Governance

•  Continued to develop and commercialize innovative products that support key sustainable and emerging industry trends, such as BDUs for high voltage applications, FlexAirTM, our 100% recyclable non-foam alternative, and ReNewKnitTM, a sueded alternative material that is fully recyclable and composed of 100% recycled plastic
• Continued implementation of our comprehensive renewable energy strategy, which includes on-site renewable energy generation at certain sites, the purchase of energy attribution certificates in certain locations on an ongoing basis, and execution of virtual power purchase agreements to support new renewable energy projects where possible
• Committed to the SBTi and agreed to reduce greenhouse gas (“GHG”) emissions in alignment with the 2015 Paris Agreement regarding climate change
• Implemented our internally developed waste generation and water usage playbooks globally to promote best practices on these topics within our facilities, enabling increased operational efficiency and reduced costs

• Continued to expand our global Driving Wellness program, which includes localized initiatives to support the mental health and wellness of employees
• Conducted more than 67,000 hours of Diversity, Equity and Inclusion (“DEI”) and anti-harassment training
• Continued our Together We Grow program, which was launched in 2021 to assist diverse, high-potential leaders in developing executive skills and a pathway to career advancement
• Published on our website our consolidated EEO-1 summary data as submitted to the U.S. Equal Employment Opportunity Commission for calendar year 2022, and will disclose such data for calendar year 2023 when available
• Conducted our annual in-depth talent review with the Board including leadership depth and succession as well as comprehensive review of organizational talent and strategies to attract, motivate, develop and retain key employees
•Completed annual pay equity study on 100% of salaried women globally and for ethnic minorities in the United States, with less than 1% recommended for salary adjustment

•Continued using a third-party supply chain management partner to assess global production supplier sites against sustainability criteria, including environmental stewardship and human rights, using a risk-based approach
•Conducted an ethical cultural survey exercise involving over 8,000 salaried employees worldwide, which confirmed broad awareness of our compliance policies and procedures
•Continued to enhance transparency and sustainability reporting with reference to the Global Reporting Initiative’s (“GRI”) standards, as well as the Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-Related Financial Disclosures (“TCFD”) recommendations

2024 Proxy Statement	|	9

PROPOSAL NO. 1
ELECTION OF DIRECTORS (PROPOSAL NO. 1)
Upon the recommendation of our G&S Committee, the Board has nominated the ten individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of shareholders in 2025 or until their successors, if any, are elected or appointed. Our Bylaws provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees. In addition, our Bylaws and Corporate Governance Guidelines contain a resignation policy which provides that in the event an incumbent director fails to receive a majority of the votes cast in an uncontested election, such director shall promptly tender his or her resignation to the Board for consideration. The Board has determined that each director nominee, other than Mr. Scott, if elected, would be an independent director, as further described on page 18 in “Directors and Corporate Governance — Independence of Directors.”
Our Corporate Governance Guidelines also include a mandatory retirement age policy whereby an individual who has reached the age of seventy-five may not stand for election or re-election to the Board, as well as a policy that non-employee directors shall serve on no more than three public company boards in addition to Lear's Board, the CEO shall serve on no more than one public company board in addition to Lear's Board, and employee directors (other than the CEO) shall serve on no more than two public company boards in addition to Lear's Board.
All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Name	Position
Mei-Wei Cheng	Director
Jonathan F. Foster	Director
Bradley M. Halverson	Director
Mary Lou Jepsen	Director
Roger A. Krone	Director
Patricia L. Lewis	Director
Kathleen A. Ligocki	Director
Conrad L. Mallett, Jr.	Director
Raymond E. Scott	Director, President and CEO
Greg C. Smith	Director, Non-Executive Chairman
Biographical information relating to each of the director nominees is set forth below under “Directors and Corporate Governance” and incorporated by reference herein.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF LEAR’S DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF LEAR’S DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

10	|	LEAR CORPORATION

DIRECTORS AND CORPORATE GOVERNANCE
DIRECTORS AND CORPORATE GOVERNANCE
Director Biographical Information and Qualifications
Set forth below is a description of the business experience of each director nominee, as well as the specific qualifications, skills and experiences considered by the G&S Committee and the Board in recommending our slate of director nominees. Each director nominee listed below is nominated for election to the Board for a term expiring at the annual meeting of shareholders in 2025. See “Election of Directors (Proposal No. 1).”

2024 Proxy Statement	|	11

DIRECTORS AND CORPORATE GOVERNANCE

Age: 63

Director Since:
2020

Lear Committees:
Audit
P&C

Other Public Company Directorships:
Constellation Energy Corporation
Satellogic Inc.
Sysco Corporation

Previous Public Company Directorships in Last Five Years:
None

Bradley M. Halverson

Background

Bradley M. Halverson has been a director of the Company since June 2020. Mr. Halverson served as the Group President and Chief Financial Officer of Caterpillar Inc., the world's leading manufacturer of construction and mining equipment, diesel and gas engines, turbines, and locomotives, from 2013 to 2018. He joined Caterpillar in 1988, serving in various roles of increasing responsibility, including leading the Caterpillar Financial business unit and the human resources, global supply chain and information services functions. Mr. Halverson currently serves as a director of Sysco Corporation, Satellogic Inc. and Constellation Energy Corporation. He also previously served as a director for the U.S. Chamber of Commerce. Mr. Halverson attended the University of Illinois, where he received a Bachelor of Science degree in Accounting and an Executive Master of Business Administration. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Qualifications and Skills

- Senior management and leadership experience in the manufacturing industry, including as a chief financial officer of a large, publicly traded global manufacturing company
- Extensive experience in financial analysis, financial statement preparation, financial reporting, compliance and internal controls
- Public company directorship and committee experience, including at committee chairman and lead independent director levels
- Independent of management

Age: 59

Director Since:
2016

Lear Committees:
G&S
P&C

Other Public Company Directorships:
Luminar Technologies, Inc.

Previous Public Company Directorships in Last Five Years:
None

Mary Lou Jepsen

Background

Mary Lou Jepsen has been a director of the Company since March 2016. Dr. Jepsen is the CEO, Founder and Chairperson of the Board of Openwater, a company making novel complex medical devices using ultrasound, photonics and electromagnetics to treat aggressive cancers, debilitating mental disorders, and incapacitating strokes. Previously, Dr. Jepsen was the Executive Director of Engineering at Meta, Inc. (f/k/a Facebook) and Head of Display Technologies at Oculus, where she led advanced consumer electronics, optoelectronic and display design and manufacturing efforts. Dr. Jepsen has also held executive level roles at Google and Intel. She was the co-founder and CTO of One Laptop per Child, which developed the $100 laptop, millions of which were shipped to children in the developing world. Since February 2021, Dr. Jepsen has served as a director of Luminar Technologies, Inc. Dr. Jepsen is the principal inventor on approximately 250 patents and is a former MIT professor. She also has broad foreign and domestic advisory experience in Peru, China, Uruguay, Taiwan, Brazil and the United States. Dr. Jepsen has been named to TIME Magazine's 100 Most Influential People and CNN's Top 10 Thinkers. Dr. Jepsen holds a doctorate degree from Brown University in Optical Sciences, a Master of Science from MIT in Visual Studies and a Bachelor of Science in Electrical Engineering from Brown University.

Qualifications and Skills

- Exceptional track record of leadership and innovation including leadership in engineering with global technology companies and recognition as one of the world's foremost display and optical innovators
- Significant experience working with Asia's largest computer manufacturers
- Senior management and executive experience
- Independent of management

12	|	LEAR CORPORATION

DIRECTORS AND CORPORATE GOVERNANCE

Age: 67

Director Since:
2020

Lear Committees:
Audit
G&S

Other Public Company Directorships:
Mercury Systems, Inc.

Previous Public Company Directorships in Last Five Years:
Leidos Holdings, Inc.
BorgWarner Inc.

Roger A. Krone

Background

Roger A. Krone has been a director of the Company since November 2020. Mr. Krone is President and Chief Executive Officer of the Boy Scouts of America. He served as the Chief Executive Officer of Leidos Holdings, Inc. from July 2014 to May 2023 and as the Chair of its Board from March 2015 to May 2023. Previously, Mr. Krone served as President of Network and Space Systems for The Boeing Company from 2006 to 2014. He also held various senior program management and finance positions at Boeing, McDonnell Douglas Corporation and General Dynamics Corporation. Mr. Krone currently serves as a director of Mercury Systems, Inc., and from February 2017 to April 2019, he served as a director of BorgWarner Inc. Mr. Krone is a Certified Public Accountant and has a bachelor's degree in Aerospace Engineering from the Georgia Institute of Technology, a master's degree in Aerospace Engineering from the University of Texas at Arlington, and a Master of Business Administration from the Harvard Graduate School of Business.

Qualifications and Skills

- Senior management experience at public companies, including serving as Chief Executive Officer of Leidos Holdings, Inc.
- Public company directorship and committee experience, including at the board chairman level
- Valuable experience in global operational excellence within the engineering and aviation sectors
- Significant leadership, business and corporate governance experience
- Independent of management

Age: 62

Director Since:
2020

Lear Committees:
G&S
P&C

Other Public Company Directorships:
None

Previous Public Company Directorships in Last Five Years:
None

Patricia L. Lewis

Background

Patricia L. Lewis has been a director of the Company since November 2020. Ms. Lewis currently serves as Executive Vice President and Chief Sustainability Officer at UnitedHealth Group Incorporated, a position she has held since February 2022. In her current position, she is responsible for leading the development and implementation of an enterprise environmental, social and governance ("ESG") strategy, including establishing and meeting environmental goals, health equity goals, and diversity, equity and inclusion commitments and initiatives. Ms. Lewis previously served as Chief Human Resources Officer at UnitedHealth Group from October 2019 to February 2022. Prior to that, she served in various senior management roles at Lockheed Martin Corporation, including Senior Vice President and Chief Human Resources Officer from 2014 to October 2019. Ms. Lewis has also held human resources positions at International Business Machines Corporation and E.I. du Pont de Nemours and Company, as well as operational roles at DuPont and National Semiconductor. In 2021, Ms. Lewis was recognized by Savoy magazine as one of the Most Influential Black Corporate Directors and, in 2023, by Sustainability magazine as one of the Top 100 Women in Sustainability. Ms. Lewis has a bachelor's degree in Industrial Relations Management from the University of Bridgeport.

Qualifications and Skills

- Senior management, leadership and operational experience with various global companies across several industries, including health care, aerospace and defense, life sciences and technology
- Over two decades of experience in all aspects of human capital management spanning multiple complex and highly regulated industries, including serving as a Chief Human Resources Officer at large manufacturing and technology companies with significant operations throughout the world
- Significant leadership experience in ESG, including responsibility for leading employee and stakeholder engagement; diversity, equity and inclusion; health equity; and environmental strategies
- Independent of management

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Age: 67

Director Since:
2012

Lear Committees:
G&S
P&C (Chair)

Other Public Company Directorships:
Carpenter Technology
PPG Industries, Inc.

Previous Public Company Directorships in Last Five Years:
QELL Acquisition Corp.

Kathleen A. Ligocki

Background

Kathleen A. Ligocki has been a director since September 2012. Ms. Ligocki also serves on the boards of Carpenter Technology, where she chairs the Human Capital Management Committee, and PPG Industries, Inc. She also currently serves on two investment advisory boards, Lime Rock New Energy and Assembly Ventures, both focused on entrepreneurial companies addressing the energy transition. Ms. Ligocki has extensive leadership experience in the automotive industry having served as Chief Executive Officer of Agility Fuel Solutions (2015-2019) and Tower Automotive (2003-2007). She also served as the Chief Executive Officer of three other innovative venture-backed companies, as a principal at Pine Lake Partners, a consulting firm focused on startups and turnarounds, and as a partner at Kleiner Perkins Caufield & Byers, one of Silicon Valley's top venture capital providers. Ms. Ligocki has broad global automotive background, having previously held executive positions at Ford Motor Company and United Technologies Corporation, where she led operations in North and South America, Europe, Africa, the Middle East and Russia. She began her career at General Motors Corporation where she worked at Delco Electronics. Ms. Ligocki holds a bachelor's degree from Indiana University Kokomo and a Master of Business Administration from the Wharton School at the University of Pennsylvania where she was a GM Fellow. She has also been awarded several honorary doctorate degrees.

Qualifications and Skills

- Senior management and leadership experience, including as chief executive officer
- Over three decades of auto industry experience
- Public company directorship and committee credentials
- Broad background in innovation and sustainability
- Extensive experience in financial analysis, financial statement preparation, financial reporting, compliance and internal controls
- Distinct perspectives gained from working with a range of businesses, from start-ups to large, global manufacturing operations
- Independent of management

Age: 70

Director Since:
2002

Lear Committees:
Audit
G&S (Chair)

Other Public Company Directorships:
None

Previous Public Company Directorships in Last Five Years:
None

Conrad L. Mallett, Jr.

Background

Conrad L. Mallett, Jr. has been a director of the Company since August 2002. Since 2022, Justice Mallett has served as Corporation Counsel of the City of Detroit. From 2020 to 2022, Justice Mallett was the Deputy Mayor of the City of Detroit, and prior to that, he served as the Chief Administrative Officer of Detroit Medical Center. From 2017 to 2019, Justice Mallett served as the Chief Executive Officer of Detroit Medical Center's Sinai-Grace Hospital, and from 2012 to 2017, he served as the Executive Vice President and Chief Administrative Officer of Detroit Medical Center. Justice Mallett was a Justice of the Michigan Supreme Court from 1990 to 1999 and served a two-year term as Chief Justice beginning in 1997. Justice Mallett was also previously a Partner in the law firm of Miller, Canfield, Paddock & Stone. In 2021 and 2016, Justice Mallett was recognized by Savoy magazine as one of the Most Influential Black Corporate Directors. Justice Mallett has a bachelor's degree from the University of California, Los Angeles, a Juris Doctorate and a Master of Public Administration from the University of Southern California and a Master of Business Administration from Oakland University.

Qualifications and Skills

- Senior management and leadership experience
- Leadership experience gained as Chief Justice of the Michigan Supreme Court and through multiple executive-level roles with Detroit Medical Center
- Public company directorship and committee experience
- Extensive legal and governmental experience, including significant involvement in state, municipal and community governmental activities
- Independent of management

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Criteria for Selection of Directors
The G&S Committee utilizes several criteria in evaluating and selecting candidates for Board membership including, without limitation, a director nominee’s independence, skills and other attributes, experience, perspective, background and diversity (which we define broadly to include differences in viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations that may offer the Company exposure to contemporary business issues and is considered in the context of the Board as a whole). These criteria may vary from year to year, depending on the needs of the Company at the time.
The Board believes that diversity among directors is important to serving the long-term interests of Lear and its shareholders. In the event the G&S Committee determines to recruit candidates as potential nominees to join the Board, the candidate pool will include qualified female and racially and/or ethnically diverse candidates and any third-party recruitment utilized in connection with such search will be instructed to include such individuals in the list of candidates they provide the G&S Committee.
The general criteria set forth below are not listed in any particular order of importance:

Experience, Qualifications, Attributes and Skills

Background, experience and records of achievement, including in the automotive industry

Personal and professional ethics and integrity, collegiality, objective perspective and practical judgment

Ability and willingness to devote sufficient time to carry out duties and responsibilities effectively

Commitment to maximizing intrinsic shareholder value

Finance and accounting expertise

Independence (a majority of directors must be independent)

The above criteria should not be construed as minimum qualifications for director selection nor is it expected that director nominees will possess all of the criteria identified. Rather, they represent the range of complementary talents, backgrounds and experiences that the G&S Committee believes would contribute to the effective functioning of our Board.
Our Corporate Governance Guidelines and G&S Committee charter provide guidelines with respect to the consideration of director candidates. Under the Corporate Governance Guidelines, the G&S Committee is responsible for, subject to approval by the Board, establishing and periodically reviewing the criteria for Board membership and selection of new directors, including independence standards. The G&S Committee also may recommend to the Board changes to the portfolio of director skills, experience, perspective and background required for the effective functioning of the Board, considering the Company’s strategy and its regulatory, geographic and market environments. Any such changes to the director selection criteria must be approved by the Board.

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The G&S Committee screens candidates and recommends director nominees to the Board for approval. Candidates for Board membership may be suggested by G&S Committee members and other Board members, as well as by management and shareholders. The G&S Committee also may retain a search firm (which may be paid a fee) to identify director candidates. Once a potential candidate has been identified, the G&S Committee evaluates the potential candidate based on the Board’s criteria for selection of directors (described above) and the composition and needs of the Board at the time. All director candidates are evaluated on the same basis. Candidates also are evaluated in light of Board policies, such as those relating to director independence and service on other boards, as well as considerations relating to the size and structure of the Board.
Board Composition
The following matrix provides certain information regarding the members of our Board, including certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors which our Board believes are relevant to our business or industry. The matrix does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular type of knowledge, skill, experience, or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among members of the Board.

	Profile / Skills	Mei-Wei Cheng	Jon Foster	Brad Halverson	Mary Lou Jepsen	Roger Krone	Patricia Lewis	Kathleen Ligocki	Conrad Mallett	Raymond Scott	Greg Smith
Demographics	Woman				◆		◆	◆
	African-American / Black						◆		◆
	Pan-Asian	◆
	Non-U.S. Resident	◆
	LGBTQ						◆

Skills / Experience	CEO / Large Business Head	◆	◆	◆	◆	◆		◆	◆	◆	◆
	CFO / Treasurer / Fin. Serv. Exec.		◆	◆		◆					◆
	Auto Industry	◆	◆			◆		◆		◆	◆
	Technology	◆			◆	◆	◆	◆		◆	◆
	Strategy	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
	Finance	◆	◆	◆		◆		◆	◆		◆
	Commercial / Marketing	◆			◆			◆	◆	◆	◆
	Operations	◆			◆	◆	◆	◆	◆	◆	◆
	Human Capital Management	◆		◆	◆	◆	◆	◆	◆	◆	◆
	Legal / Governmental	◆	◆			◆			◆
	Environmental, Social, Governance	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
	International	◆	◆	◆	◆	◆	◆	◆		◆	◆
In the table above, a “◆” indicates experience in the category gained directly or through active oversight of responsible person for the category.

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DIRECTORS AND CORPORATE GOVERNANCE
Recommendation of Directors by Shareholders
In accordance with its charter, the G&S Committee will consider candidates for election as a director of the Company recommended by any Lear shareholder, provided that the recommending shareholder follows the procedures set forth in Section 1.13 of the Company’s Bylaws for nominations by shareholders of persons to serve as directors. The G&S Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the G&S Committee, as described above.
Pursuant to Section 1.13 of the Bylaws, nominations of persons for election to the Board at a meeting of shareholders may be made by any shareholder of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Corporate Secretary. To be timely, a shareholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting is more than 30 days prior to the anniversary of the preceding year’s annual meeting or more than 70 days after such anniversary date, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which “public announcement” of the date of such annual meeting is made by the Company. For purposes of the Bylaws, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by us with the SEC.
The shareholder’s notice or recommendation is required to contain certain prescribed information about each person whom the shareholder proposes to recommend for election as a director, the shareholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The shareholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033; Attention: Harry A. Kemp, Senior Vice President, Chief Administrative Officer and General Counsel. See “Shareholder Proposals for 2025 Annual Meeting of Shareholders.” In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Lear nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Within two business days after delivering such notice required by Section 1.13 of the Bylaws and Rule 14a-19, the shareholder shall certify to and notify the Secretary of the Company that the shareholder has met and complied with all of the requirements under the Bylaws and of Rule 14a-19. The shareholder shall supplement such notice as necessary so that the information provided or required remains true and correct not later than five business days after the shareholder files a definitive proxy statement in connection with the annual meeting. Any deficiencies may be grounds for exclusion of the shareholder’s nominee.
A copy of our Bylaws has been filed as an exhibit to our Annual Report on Form 10-K filed with the SEC on February 8, 2024.
Independence of Directors
A majority of the members of the Board, and each member of the Audit Committee, P&C Committee and G&S Committee, must meet the criteria for independence set forth under applicable law and the NYSE listing standards. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director.
The Board has made director independence determinations with respect to each of our current directors. Based on the NYSE independence guidelines and consideration of the relevant facts and circumstances, the Board has affirmatively determined that (i) Messrs. Cheng, Foster, Halverson, Dr. Jepsen, Mr. Krone, Mses. Lewis and Ligocki and Messrs. Mallett and Smith (a) have no relationships or only immaterial relationships with the Company, (b) meet the NYSE independence guidelines with respect to any such relationships and (c) are independent; and (ii) Mr. Scott is not independent. Mr. Scott is our President and CEO.

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Board’s Role in Risk Oversight
The Company’s management continually monitors the material risks facing the Company. Our enterprise risk management process is designed to facilitate the identification, assessment and management of certain key risks the Company may encounter and which may impact our ability to achieve our strategic objectives. The enterprise risk management process supplements management’s ongoing responsibilities to monitor and address risks by working with risk owners to identify the key mitigating actions for certain risks, which then are discussed with senior management.
The Board, with the assistance of its committees, is responsible for overseeing such management actions to ensure that material risks affecting the Company are identified and managed appropriately. The Board and its committees oversee risks associated with their principal areas of focus, as summarized below:
Board/Committee Areas of Risk Oversight and Actions

Full Board
• Carefully evaluates the reports received from management and makes inquiries of management on areas of particular interest to the Board

• Reviews with management material strategic, operational, financial, compensation and compliance risks, including risks related to cybersecurity, product quality and safety, and other environmental, social and governance issues

• Considers specific risk topics in connection with strategic planning and other matters

• Oversees risk oversight and related activities conducted by the Board committees through reports of the committee chairperson to the Board

Audit Committee
• Ensures that the Company has an internal audit function to provide management and the Audit Committee with ongoing assessments of the Company’s risk management process and system of internal controls

• Discusses with management the Company’s process for assessing and managing risks, including the Company’s major risk exposures related to tax matters, financial instruments, litigation, cybersecurity and information security and the steps necessary to monitor and control such exposures

• Oversees financial and ethics and compliance risks

• Periodically meets with senior management, our vice president of audit services, our chief compliance officer and our independent auditor, Ernst & Young LLP, and reports on its findings at each regularly scheduled meeting of the Board

• Periodically assesses reports provided by management on risks addressed in the enterprise risk management process and other risks, and reports to the Board, as appropriate

• Periodically reviews and approves all changes to our Code of Business Conduct & Ethics

P&C Committee	• Oversees the review and evaluation of risks associated with succession planning and our compensation policies and practices (see also “Compensation and Risk”)
G&S Committee
• Oversees risks associated with our governance structure and processes

• Reviews our organizational documents, Corporate Governance Guidelines and other policies

• Oversees sustainability issues, including as they pertain to environmental (including climate), corporate social responsibility and supply chain matters

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Sustainability
Every Day, Striving for Better – Sustainability at Lear
Consistent with Lear’s vision, Making every drive betterTM, we work to ensure that our passion for our business is also channeled into creating possibilities for a better world. This means that as part of our sustainability initiatives, which we execute under the mantra of Every Day, Striving for Better, we are committed to safety in our workplaces, integrity in the conduct of our business, increasing efficiency in our operations and products, and supporting the global communities in which we live and work. Furthermore, we expect all of our suppliers of goods and services to share our commitment to environmental stewardship, social responsibility and ethical conduct.

Sustainability Oversight
The G&S Committee of our Board has responsibility for oversight of the Company’s sustainability strategy, including as it pertains to environmental (including climate), human rights and other corporate social responsibility matters. In this regard, the G&S Committee works closely with our other Board committees, Audit and P&C, which have responsibility for overseeing certain related sustainability topics such as compliance and human capital management, respectively. To better integrate sustainability considerations throughout our Company, Lear also has added specific responsibilities to senior management (as shown in the chart below).
Our sustainability strategy is realized through, among other things, our comprehensive human capital management initiatives which emphasize leadership development, employee engagement and a culture that values individuals of all backgrounds; innovative product development focused on key trends like sustainable materials and electrification; and policies, procedures and practices that ensure alignment with our core value to Get Results the Right Way. In addition, we value transparency in communication. In 2023, Lear released our annual Sustainability Report that includes disclosures with reference to the GRI standards, as well as reporting with the SASB and TCFD recommendations. Lear is a participant in the United Nations Global Compact, and we align our sustainability efforts with the ten principles on human rights, labor, environment, and anti-corruption, along with the Sustainable Development Goals. To learn more, see Lear’s Sustainability Report: www.lear.com/sustainability. The information on our website is not part of this proxy statement and is not deemed to be incorporated by reference herein.

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Environmental Efforts
We are committed to advancing sustainability in our products and operations. Our core value of innovation helps us not only to create and use environmentally friendly materials, but also to develop advanced technologies that facilitate sustainable, longer-term automotive industry megatrends. At the same time, our core capability of operational excellence drives us to focus continuously on improving energy efficiency and reducing our consumption of natural resources and creation of waste. More specifically:
Our innovative technologies enable electrification and use renewable materials
•We have included a design directive within our engineering systems that requires sustainability to be considered as a part of all product designs, including as to raw materials sourcing, manufacturing processes, logistics, and recyclability/reusability.
•Our vertical integration capabilities, together with our lightweight seat recliners, tracks, latches and other components, can facilitate weight reductions and other performance efficiencies in our products, in turn enabling enhanced fuel efficiency, lower emissions and increased battery driving range.
•We are leveraging available technology to create more sustainable alternatives, such as FlexAirTM, our 100% recyclable non-foam alternative that is anticipated to reduce both CO2 emissions and mass as compared to traditional foam offerings.
•We have developed and are commercializing a range of fabrics that contain recycled, renewable or recyclable yarns, including our ReNewKnitTM sustainable sueded alternative material, which is a first-to-market automotive textile that is fully recyclable at its end of life and composed of 100% recycled plastic bottles.
•Our thermal comfort systems focus on faster and more efficient heating and ventilation for the occupant, which enables reduced energy consumption and extended battery driving range for electric vehicles.
•Our ConfigurE+ seating architecture, with electrified tracks and a configurable seating or racking system, supports shared mobility and has potential commercial applications, including for last mile delivery.
•We have products that are aligned with the continuing shift to electrification, such as our electrical distribution and connection systems and BDUs, which control all electrical energy flowing into and out of the high voltage battery on electrified vehicles.
We have set carbon reduction goals against a 2019 baseline and are implementing a multifaceted strategy to achieve our carbon reduction goals
•50% reduction in carbon emissions at our facilities by 2030.
•100% usage of renewable energy for our electricity consumption by 2030.
•Net zero emissions at our facilities, both upstream and downstream where we have influence, by 2050.
•In 2023, we continued implementing our comprehensive renewable energy strategy, which includes on-site renewable energy generation at certain sites, the purchase of energy attribution certificates in certain locations on an ongoing basis, and the execution of virtual power purchase agreements to support new renewable energy projects.
•On-site solar array installations in six countries are providing a portion of the electricity we consume.
•Our renewable energy strategy has resulted in at least 90% of electricity purchased being from renewable sources for all Lear facilities in Germany, Hungary, Poland, and the United Kingdom.
•We continue to conduct life cycle assessments on our major product lines to measure their carbon footprint and identify potential carbon reduction opportunities.
•We are working with Climate Group’s RE100, a global renewable electricity initiative comprised of companies committed to sourcing 100% of their operations’ electricity from renewable sources, and we formally committed to the SBTi by agreeing to reduce GHG emissions in alignment with the 2015 Paris Agreement regarding climate change.
We are reducing emissions, saving energy and conserving natural resources in our operations
•Our Energy Efficiency Playbook, first released in 2021, continues to be leveraged at our global manufacturing sites on an ongoing basis to improve energy efficiency and reduce energy usage.

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•In 2023, we implemented additional playbooks specific to waste generation and water usage which, like the Energy Efficiency Playbook, are focused on promoting sustainable operating practices within our global facilities, while at the same time increasing operational efficiency and potentially reducing costs.
•In 2023, 39 Lear sites in 15 countries achieved landfill-free status, sending zero waste to landfills.
Human Capital Management
We deliver the highest quality products and services by maintaining a work environment that prioritizes safety and fosters collaboration, inclusion, tolerance and respect. More specifically:
We create meaningful employment and development opportunities for our team members around the world
•Our approximately 163,000 hourly employees receive competitive pay and benefits such as transportation, meals, medical leave, paid holidays and health care.
•In 2023, we delivered more than 7.5 million hours of safety, development, leadership, quality, continuous improvement, lean manufacturing, and ISO and International Automotive Task Force certification training.
•Our health and safety management system is compliant with the ISO 45001:2015 standard, and we are currently implementing a more comprehensive health and safety program which combines ISO 14001:2015 and 45001:2018 requirements to improve efficiency and performance. Nearly 42% of Lear sites are now ISO 45001:2018 certified.
•Launched in 2017, Lear’s Together We Win program is a global employee engagement program focused on driving cultural change in our operations by providing best practices and a roadmap for our plants to improve in the areas of leadership, work environment, employee involvement and team empowerment.
•Our Driving Wellness campaign promotes well-being in mind, body, nutrition and balance for our employees including training in mental health to help coworkers cope with emotional difficulties including stress, anxiety and depression, financial training, conflict resolution and other wellness initiatives.
•Our Global Wellness Council leverages our various well-being programs where possible for our employees.
We value diversity, equity and inclusion
•In 2023, our teams completed more than 67,000 hours of DEI and anti-harassment training. Lear’s Together We Belong program encompasses our internal initiatives and education programs for DEI and continues to help our employees increase their understanding of their unique differences and the importance of an inclusive culture.
•In 2023, the second group of Lear employees progressed through Together We Grow, a merit-based leadership development program which was launched in 2021 for our diverse, high-potential leaders; the program is designed to accelerate professional growth and provide a pathway for career advancement.
•We support six employee-led resource groups (“ERGs”) spanning 15 countries; each group is supported by a senior executive sponsor and is open to all employees. Lear’s ERGs build community, a sense of belonging, and a culture where everyone in our diverse and global workforce feels heard, accepted and valued.
•In 2023, we completed a pay equity study on 100% of salaried women globally and of ethnic minorities in the U.S. Based on our findings, less than 1% of the salaried employees reviewed were recommended for an adjustment to base salary.
•We have published on our website our consolidated EEO-1 summary data as submitted to the U.S. Equal Employment Opportunity Commission for calendar year 2022 and will disclose such data for calendar year 2023 when available.
Lear employees dedicate themselves to supporting the global communities where they live and work
•Our Michigan-based employees donated almost $1 million to local and global charities during 2023 through our annual Company giving initiative.
•In 2023, Lear and our employees collectively contributed approximately $200,000 to support earthquake relief in Morocco.

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Corporate Governance
Corporate Governance at Lear is driven by our commitment to Get Results the Right Way. This means not only developing systems and processes to ensure compliance with regulations and company policies, but also creating a culture of ethics and integrity in everything we do. We expect our supply chain partners to share and demonstrate the same commitment, and we work with them to reinforce this expectation.
We have an experienced and diverse Board of Directors
•See page 17 for a description of director skills and experiences.
•50% of our directors are diverse by ethnicity and/or gender.
•66% of our committee chairs are diverse.
Our cybersecurity efforts protect our products, our customers and our enterprise
•Our information security team, led by our Chief Information Officer and Chief Information Security Officer, is comprised of cybersecurity specialists with extensive experience and relevant certifications. We have implemented and maintain multiple layers of physical, administrative and technical security processes designed to protect our manufacturing facilities from disruptions that may result from cybersecurity incidents, as well as safeguard the confidentiality of our critical systems and data residing on those systems, including employee data, customer data and intellectual property.
•Our product security team within our E-Systems business consists of a team of employees dedicated to product cybersecurity engineering. We maintain product cybersecurity risk assessment and management processes that align our internal policies, standards and development practices with customer requirements and industry standards, including the ISO 21434:2021 control framework specific to road vehicle cybersecurity engineering.
We partner with our suppliers to ensure sustainability throughout the supply chain
•We require suppliers to comply with our Supplier Sustainability Policy, which includes commitments to human rights, environmental standards, safe working conditions and responsible sourcing.
•Leveraging a third-party supply chain management partner, we assess global production supplier sites against sustainability criteria, including environmental stewardship and human rights, using a risk-based approach.
•In partnership with CDP (formerly the Climate Disclosure Project), in 2023 we engaged nearly 500 suppliers to provide key data for our Scope 3 emissions calculations, as well as help prioritize carbon mitigation efforts in our supply chains.
•Lear’s Supplier Portal provides access to our policies and commitments, along with resources and awareness materials on certain sustainability topics, such as human rights, and forced and child labor.
•Our No Deforestation Policy requires that all materials supplied to us are from legal sources, that land is not clear-cut or burned for production or development, and that our suppliers comply with governmental laws, regulations and guidelines regarding deforestation.
Other key aspects of our corporate governance efforts include:
•All of our director nominees are independent, except our President and CEO;
•We have a Non-Executive Chairman of the Board;
•We have a majority voting standard with a director resignation policy for uncontested director elections;
•We have robust stock ownership guidelines for our directors and executive officers;
•Risk oversight is conducted by the full Board and committees;
•All directors are elected annually;
•Executive sessions of independent directors are held at regularly scheduled Board meetings;
•Excellent track record of attendance at all Board and committee meetings in 2023; and
•Board and its committees complete annual formal written self-evaluations and participate in oral evaluations.
The Board has approved Corporate Governance Guidelines, which were revised in 2023 to increase the mandatory retirement age for directors and further limit the number of other public company boards on which directors may serve. The Board has also approved a Code of Business Conduct & Ethics. Our corporate governance documents, including the Corporate Governance Guidelines, the Code of Business Conduct & Ethics and committee charters, are

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DIRECTORS AND CORPORATE GOVERNANCE
available on our website at www.lear.com or in printed form upon request by contacting Lear Corporation at 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Investor Relations. The Board regularly reviews corporate governance developments and modifies these documents as warranted. Any modifications will be reflected on our website. The information on our website is not part of this proxy statement and is not deemed to be incorporated by reference herein.
Other Board Information
Leadership Structure of the Board
Greg C. Smith is our Non-Executive Chairman of the Board and has served in that role since May 2020. Our Board has decided to maintain separate Chairperson and CEO roles to allow our CEO to focus on the execution of our business strategy, growth and development, while allowing the Chairperson to lead the Board in its fundamental role of providing advice to, and independent oversight of, management, as well as oversight of Board meetings. The Board recognizes the time, effort and energy that the CEO is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson. While our Bylaws and Corporate Governance Guidelines do not require that our Chairperson and CEO positions be separate, the Board believes that having separate positions and having an independent director serve as Non-Executive Chairperson is the appropriate leadership structure for the Company at this time.
Board Meetings
In 2023, our Board held eight meetings. In addition to our Board meetings, our directors attend meetings of committees established by our Board. Each of Lear’s director nominees attended at least 75% of the meetings of our Board and the committees on which he or she served during 2023. Our directors are encouraged to attend all annual and special meetings of our shareholders. In 2023, our annual meeting of shareholders was held on May 18, 2023, in virtual format, and all directors attended.
Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Mr. Smith, our Non-Executive Chairman, has presided over these executive sessions through the Annual Meeting.
Committees of the Board
The Board has three standing committees: the Audit Committee, the P&C Committee and the G&S Committee.
The following chart sets forth the directors who currently serve as members of each of the Board committees.

Directors	Audit Committee	P&C Committee	G&S Committee
Mei-Wei Cheng	X	X
Jonathan F. Foster	C		X
Bradley M. Halverson	X	X
Mary Lou Jepsen		X	X
Roger A. Krone	X		X
Patricia L. Lewis		X	X
Kathleen A. Ligocki		C	X
Conrad L. Mallett, Jr.	X		C
Raymond E. Scott
Greg C. Smith*	E	E	E
*Non-Executive Chairman of the Board
"C"Denotes member and chair of committee
"X"Denotes member
"E"Denotes Ex Officio member

24	|	LEAR CORPORATION

DIRECTORS AND CORPORATE GOVERNANCE
Audit Committee
In 2023, the Audit Committee held eight meetings. Each member of the Audit Committee is a non-employee director. In addition, the Board has determined that all of the members of the Audit Committee are independent, financially literate and financial experts, as further discussed in “Audit Committee Report.” For a description of the Audit Committee’s responsibilities and findings and additional information about the Audit Committee, see “Audit Committee Report.”
A copy of the current Audit Committee charter is available on our website at https://ir.lear.com/ or in printed form upon request.
People and Compensation Committee
In 2023, the P&C Committee held five meetings. Each member of the P&C Committee is a non-employee director. In addition, the Board has determined that all of the members of the P&C Committee are independent as defined in the listing standards of the NYSE, including the independence standards applicable to compensation committees.
The P&C Committee has overall responsibility for approving and evaluating director and officer compensation plans, policies and programs of the Company and reviewing the disclosure of such plans, policies and programs to our shareholders in the Company's annual proxy statement. The P&C Committee also supports initiatives pertaining to human capital management, including talent development and retention, the employee experience and timely succession planning for the CEO and senior executive officers. The P&C Committee utilizes an independent compensation consultant to assist it in its duties. The P&C Committee operates under a written charter setting forth its functions and responsibilities. A copy of the current P&C Committee charter is available on our website at https://ir.lear.com/ or in printed form upon request.
In consultation with the Company’s management, the P&C Committee establishes the general policies relating to senior management compensation and oversees the development and administration of such compensation programs. Our human resources executives and staff support the P&C Committee in its work. These members of management work with compensation consultants whose engagements have been approved by the P&C Committee, accountants and legal counsel, as necessary, to implement the P&C Committee’s decisions, to monitor evolving competitive practices and to make compensation recommendations to the P&C Committee. Our human resources management develops specific compensation recommendations for senior executives, which are first reviewed by senior management and then presented to the P&C Committee and its independent compensation consultant. The P&C Committee has final authority to approve, modify or reject the recommendations and to make its decisions in executive session. The P&C Committee approves all compensation of our executive officers, including equity awards. Under our equity award policy, an aggregate equity award pool to non-executive officers may be approved by the P&C Committee and allocated to individuals by the CEO. The policy also allows the P&C Committee to delegate to the CEO the ability to grant equity awards to non-executive officer employees who are newly hired or promoted or deemed to be deserving of special retention or recognition awards.
The P&C Committee utilizes Pay Governance LLC (“Pay Governance”) as its independent compensation consultant. The consultant reports directly to the P&C Committee, including with respect to management’s recommendations of compensation programs and awards. The P&C Committee has the sole authority to approve the scope and terms of the engagement of such compensation consultant and to terminate such engagement. The mandate of Pay Governance is to serve the Company and work with the P&C Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, program design, market trends and technical considerations. Pay Governance has assisted the P&C Committee with the development of competitive market data and a related assessment of the Company’s executive and director compensation levels, evaluation of annual and long-term incentive compensation strategy and compilation and review of total compensation data and pay tally sheets (including data for certain termination and change in control scenarios) for the Company’s NEOs. As part of this process, the P&C Committee also reviewed a comprehensive analysis of peer group companies provided by Pay Governance. See “Compensation Discussion and Analysis — Decision-Making Framework — Benchmarking Methodology and Peer Group Selection.” Other than with respect to consulting on executive and director compensation matters, Pay Governance has performed no other services for the P&C Committee or the Company.
The Company and the P&C Committee reviewed the independence of Pay Governance in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the work performed by Pay Governance for the P&C Committee does not constitute a conflict of interest.

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DIRECTORS AND CORPORATE GOVERNANCE
Governance and Sustainability Committee
In 2023, the G&S Committee held four meetings. Each of the members of the G&S Committee is a non-employee director. In addition, the Board has determined that all of the members of the G&S Committee are independent as defined in the listing standards of the NYSE.
The G&S Committee is responsible for, among other things: (i) identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board; (ii) recommending director nominees to the Board for election at the next annual meeting of the shareholders of the Company; (iii) in the event of a vacancy on or an increase in the size of the Board, recommending director nominees to the Board to fill such vacancy or newly established Board seat; (iv) recommending directors to the Board for membership on each committee of the Board; (v) establishing and reviewing annually our Corporate Governance Guidelines; (vi) reviewing potential conflicts of interest involving our executive officers; and (vii) overseeing sustainability issues, including as they pertain to environmental, human rights and other corporate social responsibility matters. The G&S Committee operates under a written charter setting forth its functions and responsibilities.
A copy of the current G&S Committee charter is available on our website at https://ir.lear.com/ or in printed form upon request.
Communications to the Board
Shareholders and interested parties can contact the Board (including the Non-Executive Chairman and non-employee directors) through written communication sent to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Harry A. Kemp, Senior Vice President, Chief Administrative Officer and General Counsel. Our General Counsel reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the General Counsel, deals with the functions of the Board or its committees or that he otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which shareholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at https://ir.lear.com/.
Communications of a confidential nature can be made directly to our non-employee directors or the Chairman of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee or the Non-Executive Chairman. Any submissions to the Audit Committee or the Non-Executive Chairman should be marked confidential and addressed to the Chairman of the Audit Committee or the Non-Executive Chairman, as the case may be, c/o Lear Corporation, P.O. Box 604, Southfield, Michigan 48037. In addition, confidential communications may be submitted in accordance with other procedures set forth from time to time in our Corporate Governance Guidelines, which are posted on our website at https://ir.lear.com/. Any submission should contain, to the extent possible, a full and complete description of the matter, the parties involved, the date of the occurrence or, if the matter is ongoing, the date the matter was initiated and any other information that the reporting party believes would assist the Audit Committee or the Non-Executive Chairman in the investigation of such matter.

26	|	LEAR CORPORATION

DIRECTORS AND CORPORATE GOVERNANCE
Director Compensation
The following table summarizes the annual compensation for our non-employee directors during 2023. A summary of the director compensation program and its elements is presented after the table.

2023 Director Compensation
Name	Fees Earned or Paid in Cash(1)	Stock Awards(3)	Total
Mei-Wei Cheng(2)	$115,000	$174,949	$289,949
Jonathan F. Foster	$135,000	$174,949	$309,949
Bradley M. Halverson	$115,000	$174,949	$289,949
Mary Lou Jepsen	$115,000	$174,949	$289,949
Roger A. Krone(2)	$115,000	$174,949	$289,949
Patricia L. Lewis	$115,000	$174,949	$289,949
Kathleen A. Ligocki	$135,000	$174,949	$309,949
Conrad L. Mallett, Jr.	$130,000	$174,949	$304,949
Greg C. Smith	$195,000	$294,910	$489,910
(1)Includes cash retainer and other fees earned for service as directors in 2023. The base annual cash retainer is $115,000, and as described below, there is an additional cash retainer for the Non-Executive Chairman and the Chairperson of each of the Audit Committee, P&C Committee and G&S Committee.
(2)Messrs. Cheng and Krone deferred $115,000 of their 2023 retainer fees.
(3)As described in “Equity Compensation” below, on May 18, 2023, each of our non-employee directors who were members of the Board on the date of the 2023 annual meeting of shareholders received a restricted stock unit (“RSU”) grant that vests on the earlier of the first anniversary of the grant date and the date of the next annual meeting of shareholders that is at least 50 weeks following the immediately preceding year’s annual meeting of shareholders, subject to each director’s continued service on the Board. The amounts reported in this column for each director reflect the aggregate grant date fair value determined in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation-Stock Compensation.” As of December 31, 2023, each of our non-employee directors who were members of the Board on such date held the following outstanding and unvested RSUs: Messrs. Cheng, Foster, Halverson, Krone and Mallett, along with Dr. Jepsen and Mses. Lewis and Ligocki – 1,419; and Mr. Smith – 2,392. Messrs. Cheng and Krone, along with Ms. Ligocki, each elected to defer 100% of their 2023 RSU grants; and Mr. Mallett elected to defer 10% of his 2023 RSU grant (in each case, subject to vesting of the RSUs).
Summary of 2023 Director Compensation
Overview
In order to attract and retain highly qualified directors to represent our shareholders, our philosophy is to set compensation to be within a competitive range of non-employee director pay at comparable companies. At least every two years, the independent compensation consultant presents an analysis of director pay levels among our Comparator Group (described in “Compensation Discussion and Analysis — Benchmarking” below) and a broader set of large companies. We use the same Comparator Group and process to review and set director pay as is used for our executives. The most recent competitive pay study was reviewed in September 2023.
Annual Cash Retainer
The base annual cash retainer for each non-employee director under the Outside Directors Compensation Plan is $115,000. The additional cash retainer for the chairs of the P&C Committee and the Audit Committee is $20,000, the additional cash retainer for the chair of the G&S Committee is $15,000 and the additional cash retainer for the Presiding Director, if any, is $10,000. The annual cash retainer for each non-employee director is paid in advance in equal installments on the last business day of the month. Because the Company has an independent Non-Executive Chairman, there currently is no Presiding Director.
Non-employee directors generally do not receive Board or Board committee meeting fees; however, each non-employee director is eligible to receive $1,500 for each Board meeting in excess of twelve that he or she attends in a calendar year.

Equity Compensation
Pursuant to the Outside Directors Compensation Plan, in addition to a cash retainer, each non-employee director receives a portion of his or her annual compensation in the form of equity compensation, which is granted each year on the date of the annual meeting of shareholders at which a director is elected or re-elected to serve on the Board.

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DIRECTORS AND CORPORATE GOVERNANCE
Such equity compensation is paid in the form of an annual grant of RSUs with a grant date value of approximately $175,000. The RSU awards will vest on the earlier of the first anniversary of the grant date and the date of the next annual meeting of shareholders that is at least 50 weeks following the immediately preceding year’s annual meeting, subject to forfeiture in the event that a director’s service on the Board ceases for any reason prior to the vesting date.
Non-Executive Chairman Compensation
In 2023, the additional compensation for our Non-Executive Chairman, currently Mr. Smith, was an additional annual cash retainer in the amount of $80,000 and an additional annual grant of RSUs with a grant date value of approximately $120,000. The payment and vesting schedule for this additional annual compensation is the same as that described above.
Deferrals
A non-employee director may elect to defer receipt of all or a portion of his or her annual retainer and any meeting fees pursuant to a valid deferral election. To the extent that any such cash payments are deferred, they are credited to a notional account and bear interest at an annual rate equal to the prime rate (as defined in the Outside Directors Compensation Plan). Non-employee directors may also elect to defer all or a portion of his or her annual RSU grant into a stock account where, subject to and following satisfaction of the applicable vesting requirements, notional stock units are credited until distribution in the form of shares of common stock upon the pre-selected date(s).
In general, amounts deferred are paid to a non-employee director as of the earliest of:
•the date selected by such director;
•the date the director ceases to be a director; or
•the date of a change of control (as defined in the Outside Directors Compensation Plan).
Retainer, meeting fees and restricted cash amounts that are deferred are paid in cash in a single sum payment or, at the director’s election, in installments. Amounts of the RSU grants that are deferred are paid in the form of shares of common stock in a lump sum or installments in accordance with the director’s election.
Stock Ownership Guidelines
The Company has a long-standing practice of having stock ownership guidelines for non-employee directors. Each non-employee director must achieve a stock ownership level of a number of shares with a value equal to five times the base annual cash retainer and must hold 50% of the net shares from their annual stock grants received until they are in compliance with these guidelines. As of our latest measurement date (December 31, 2023), all of our non-employee directors who were directors on the measurement date met the required ownership level (other than Mr. Halverson, who joined the Board in June 2020, and Mr. Krone and Ms. Lewis, who joined the Board in November 2020, each of whom is in compliance with the 50% hold requirement).
General
Directors who are also our employees receive no compensation for their services as directors, except reimbursement of expenses incurred in attending meetings of our Board or its committees.

28	|	LEAR CORPORATION

DIRECTORS AND CORPORATE GOVERNANCE
Security Ownership of Certain Beneficial Owners, Directors and Management
The following table sets forth, as of March 18, 2024 (except as indicated below), beneficial ownership, as defined by SEC rules, of our common stock (including shares of common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 18, 2024) and ownership of RSUs by the persons or groups specified. Each of the persons listed below has sole voting and investment power with respect to the beneficially owned shares listed unless otherwise indicated. The percentage calculations set forth in the table are based on 56,952,094 shares of common stock outstanding on March 18, 2024, rather than based on the percentages set forth in shareholders’ Schedules 13G or 13D, as applicable, filed with the SEC.

	Number of Shares of Common Stock Owned Beneficially	Percentage of Common Stock Owned Beneficially	Number of RSUs Owned(15)
5% Beneficial Owners:
BlackRock, Inc.(1)	7,539,684	13.2%	0
Pzena Investment Management, LLC(2)	6,304,116	11.1%	0
The Vanguard Group(3)	5,913,404	10.4%	0
NEOs and Directors:
Raymond E. Scott(4)(5)(6)	208,003	*	26,792
Jason M. Cardew(4)(7)	41,862	*	42,318
Frank C. Orsini(4)(7)	44,966	*	49,713
Carl A. Esposito(4)(7)	46,718	*	23,956
Harry A. Kemp(4)(7)	11,603	*	17,964
Mei-Wei Cheng(6)(8)	6,664	*	0
Jonathan F. Foster(6)(9)	12,445	*	0
Bradley M. Halverson(6)(9)	4,975	*	0
Mary Lou Jepsen(6)(9)	9,697	*	0
Roger A. Krone(6)(10)	4,190	*	0
Patricia L. Lewis(6)(9)	4,190	*	0
Kathleen A. Ligocki(6)(11)	19,157	*	0
Conrad L. Mallett, Jr.(6)(12)	12,926	*	0
Greg C. Smith(6)(13)	16,283	*	0
Total Executive Officers and Directors as a Group (17 individuals)(14)	452,586	*	182,820
*Less than 1%.
(1)Information contained in the table above and this footnote is based on a report on Schedule 13G/A filed with the SEC on January 23, 2024, by BlackRock, Inc. (“BlackRock”). BlackRock is the beneficial owner of 7,539,684 shares, with sole dispositive power as to all such shares and sole voting power as to 7,098,522 such shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of the Company’s common stock. No one person’s interest in the Company’s common stock is more than five percent of the total outstanding common stock. BlackRock’s principal place of business is 50 Hudson Yards, New York, New York 10001.
(2)Information contained in the table above and this footnote is based on a report on Schedule 13G/A filed with the SEC on February 7, 2024, by Pzena Investment Management, LLC (“Pzena”). Pzena is the beneficial owner of 6,304,116 shares, with sole dispositive power as to all such shares and sole voting power as to 5,170,971 such shares. Pzena’s principal place of business is 320 Park Avenue, 8th Floor, New York, New York 10022.
(3)Information contained in the table above and this footnote is based on a report on Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group (“Vanguard”). Vanguard is the beneficial owner of 5,913,404 shares, with sole dispositive power as to 5,776,659 such shares, shared dispositive power as to 136,745 such shares and shared voting power as to 44,297 such shares. Vanguard’s principal place of business is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(4)The individual is a NEO.
(5)Mr. Scott is retirement-eligible and therefore qualifies for accelerated vesting of all of his Career Shares and RSUs that would vest within 24 months of his retirement on any given date. As a result, Mr. Scott’s share ownership includes 53,894 Career Shares and 37,521 unvested RSUs (all Career Shares and RSUs awarded more than one year prior to the record date). Mr. Scott's Career Shares and unvested RSUs would be forfeited only if he were terminated for “cause” pursuant to the terms of his employment agreement. Mr. Scott's share ownership also includes 102,961 shares of common stock that he has the right to acquire pursuant to stock options that are currently exercisable.
(6)The individual is a director.

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DIRECTORS AND CORPORATE GOVERNANCE
(7)Messrs. Cardew, Orsini, Esposito and Kemp are not yet retirement-eligible, and thus, their share ownership does not include any Career Shares or unvested RSUs. If they remain employed by the Company, Messrs. Cardew, Orsini, Esposito and Kemp will become retirement-eligible on June 29, 2025, April 2, 2027, May 19, 2026, and September 15, 2030, respectively. Messrs. Cardew, Orsini and Esposito's respective share ownership also includes 24,356; 29,419; and 21,512 shares of common stock, respectively, that each person has the right to acquire pursuant to stock options that are currently exercisable.
(8)For Mr. Cheng, the information contained in the table above includes 3,822 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date selected by the director. The table also includes 1,419 RSUs vesting on May 16, 2024, within 60 days following the record date, which will be deferred upon vesting in accordance with the director’s election.
(9)The information contained in the table above includes 1,419 RSUs vesting on May 16, 2024, within 60 days following the record date.
(10)For Mr. Krone, the information contained in the table above includes 2,192 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date selected by the director. The table also includes 1,419 RSUs vesting on May 16, 2024, within 60 days following the record date, which will be deferred upon vesting in accordance with the director’s election.
(11)For Ms. Ligocki, the information contained in the table above includes 14,325 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date selected by the director. The table also includes 1,419 RSUs vesting on May 16, 2024, within 60 days following the record date, which will be deferred upon vesting in accordance with the director’s election.
(12)For Mr. Mallett, the information contained in the table above includes 11,507 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date selected by the director. The table also includes 1,419 RSUs vesting on May 16, 2024, within 60 days following the record date, a portion of which will be deferred upon vesting in accordance with the director’s election.
(13)For Mr. Smith, the information contained in the table above includes 2,392 RSUs vesting on May 16, 2024, within 60 days following the record date. The table also includes 13,891 shares of common stock held in Ann Cournoyer Smith Irrev Trust for the benefit of Mr. Smith’s children of which Mr. Smith is the trustee.
(14)Includes Alicia Davis, Amy Doyle and Marianne Vidershain.
(15)Includes, as of March 18, 2024, Career Shares and unvested RSUs owned by our executive officers. These Career Shares and unvested RSUs are subject to all of the economic risks of stock ownership but may not be voted or sold and are subject to vesting provisions as set forth in the respective grant agreements.
Delinquent Section 16(a) Reports
Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors, executive officers and beneficial owners of more than ten percent of our equity securities complied with the reporting requirements of Section 16(a) of the Exchange Act during 2023, with the exception of one late Form 4 filed on February 9, 2024, for Mr. Foster reporting three transactions for a total of 167 shares of common stock, due to an inadvertent administrative error.

30	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

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COMPENSATION DISCUSSION AND ANALYSIS
CD&A Executive Summary
Letter from the People and Compensation Committee
Dear Shareholders:
In 2023, Lear achieved outstanding financial results while creating value for our shareholders. We delivered record revenues of $23.5 billion, a 12% increase compared to 2022, along with a 29% increase in core operating earnings, despite ongoing industry volatility, supply chain disruptions and labor challenges faced by our largest U.S. customers.
On behalf of the P&C Committee, I want to thank you for your continuing support of the Company's executive compensation program. The P&C Committee represents our shareholders and diligently works to ensure that the Company's executive compensation program aligns with the interests of our shareholders and long-term value creation, while serving to attract, retain and reward our talented workforce.
The P&C Committee, on behalf of the Board, prioritizes responsiveness to your views on executive compensation. We especially want to thank our shareholders who have provided feedback to us over the course of the last year. We were pleased to hear favorable acknowledgement of the enhancements we made to our programs for 2023, including the reintroduction of an ROIC performance measure in the long-term incentive plan.
At Lear, our executive incentive compensation plans reflect:
•our actual and relative business results, using financial measures such as adjusted operating income, free cash flow, adjusted pretax income, adjusted ROIC improvement and relative total shareholder return;
•our sustainable long-term focus with multi-year timeframes, consistent structures and focus on meaningful stock ownership; and
•our emphasis on human capital, values and leadership including pay parity, clawback and ethics provisions, and sustainability.
In 2023, the Company continued to face challenges as noted above but nonetheless delivered significant improvements in financial performance. The "Compensation Discussion and Analysis" that follows summarizes the alignment between the Company's demonstrated performance and the compensation outcomes for the NEOs. When determining incentive performance and payout results, the P&C Committee uses a rigorous process against pre-established financial measures. The results for our NEOs are shown on pages 45 and 48, and the P&C Committee believes the Company's strong performance supports the incentive payouts. We believe our executive compensation program demonstrates our commitment to linking executive compensation to the Company's short and long-term strategies while being responsive to shareholder feedback.
The P&C Committee encourages management to make decisions that drive long-term value creation. We look forward to your feedback to ensure continued alignment between our executive compensation program and shareholder interests, while allowing the Company to attract and retain the talent we need to execute the Company's strategies.
Sincerely,

Kathleen A. Ligocki
People and Compensation Committee Chair

32	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
About Lear
Lear Corporation is a global automotive technology leader in Seating and E-Systems, enabling superior in-vehicle experiences for consumers around the world. We supply complete seat systems, key seat components, complete electrical distribution and connection systems, high-voltage power distribution products, including BDUs, low-voltage power distribution products, electronic controllers and other electronic products to all of the world's major automotive manufacturers. At Lear, we are Making every drive betterTM by providing technology for safer, smarter and more comfortable journeys, while adhering to our values — Be Inclusive. Be Inventive. Get Results the Right Way.
Our business is organized under two reporting segments: Seating and E-Systems. Each of these segments has a varied product and technology portfolio across a number of component categories. We continuously evaluate this portfolio, aligning it with industry trends while balancing risk-adjusted returns, which allows us to offer value-added solutions to our customers.
2023 Financial Performance Highlights
*See page 3 and Appendix A “Reconciliation of Non-GAAP Financial Measures” on page 90 for more information on these non-GAAP financial measures and how they are used.
Named Executive Officers
The CD&A and Executive Compensation Tables outline Lear Corporation's executive compensation program and process for determining pay as it applies to the NEOs. For 2023, Lear's NEOs were:

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Actions We Took

Compensation
•No changes to base salary during 2023 or as of January 1, 2024

Compensation Mix
•Increased the performance-based portion of the 2023 LTI award granted to our CEO to approximately 75% Performance Shares and 25% RSUs (from 70% Performance Shares and 30% RSUs in prior years)

Annual Incentive Plan (AIP)
•Returned to historical equal weighting of two financial measures for 2023	•Widened goal ranges to reflect the level of volatility inherent in the global macroeconomic conditions

•2023 goal setting:
•Set 2023 goal for Adjusted Operating Income 10% higher than 2022 target and higher than 2022 actual results
•Set 2023 goal for Free Cash Flow 65% higher than 2022 target and higher than 2022 actual results

•Delivered strong performance on two financial measures:
•Adjusted Operating Income increased 29% from prior year, with a result of 140% of target
•Free Cash Flow increased 67% from prior year, with a result of 200% of target

Long-Term Stock Incentive (LTI) Plan
•Reintroduced Adjusted ROIC Improvement as a performance measure for the 2023-2025 performance period	•Delivered strong Adjusted Annual Pretax Income result for the 2021-2023 performance period of 139% of target
•Re-weighted performance measures with reintroduction of Adjusted ROIC Improvement as a performance measure, maintaining heaviest weighting on Adjusted Annual Pretax Income	•Delivered Relative TSR result for the 2021-2023 performance period of 76% of target
•Maintained Relative TSR as a performance measure with performance measured against a group of 24 companies that are primarily automotive suppliers

Governance Policies and Practices
•Adopted a Supplemental Clawback Policy for recovery of incentive-based compensation for material financial, operational or reputational harm to the Company	•Amended our existing Clawback Policy covering accounting restatements as required by law, regulation or applicable listing standard
•Met with shareholders representing 65% of our shares outstanding with an active management orientation	•Support from shareholders on Say-on-Pay was 85% in 2023 with a five-year average of over 93%

34	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
Decision-Making Framework
Our executive compensation program is designed to reward financial performance, strong leadership and operational excellence, all of which are key elements in driving sustainable growth and shareholder value. Our executive compensation program allows us to compete for top talent and build a management team that is well positioned to drive Lear's performance. The basic foundational concepts of our executive compensation program are grounded in best practices.
Total Rewards Philosophy and Compensation Principles
The underlying total rewards philosophy is to provide attractive, performance-based and market competitive programs tied to performance and aligned with the interests of our shareholders. Our objective is to attract, motivate and retain the caliber of executive officers and other key employees necessary to deliver sustained long-term performance for our shareholders in a challenging and dynamic industry. The P&C Committee strives to create a pay-for-performance culture and strongly believes that executive compensation should be tied to the successful execution of our long-term corporate strategy. Our total rewards programs are an important part of delivering on this overall value proposition.
Our pay-for-performance structure and the resulting compensation provided to our executives are guided by the following principles:
•Align with Our Shareholders: Our incentive plans and resulting compensation paid are designed to align directly with the long-term interests of our shareholders.
•Enable Company Strategy: Compensation earned is based on the achievement of challenging goals that drive the Company's strategies both for the short-term and the long-term.
•Drive Business Performance: The performance measures utilized in our incentive plans are selected and weighted based on our strategy to drive and reward annual and long-term business performance. As a result, incentive payouts and the resulting total realized or potentially realized pay are commensurate with the Company's performance relative to goals set prior to the start of the respective performance periods, and the value of equity awards directly aligns with the experience of our shareholders.
•Avoid Excessive Risk-Taking: Our incentive compensation plans have an appropriate mix of short-term and long-term pay components with varying performance measures, weightings and goal ranges, and other elements. Our governance practices ensure we avoid risks that are reasonably likely to have a material adverse effect on the Company.
•Be Market Competitive: Target compensation opportunities and the resulting compensation earned are competitive with that provided to executives at peer companies so as to attract, motivate and retain key talent and be reflective of our global business structure and market conditions.
Compensation Governance
We believe our executive compensation practices drive performance and serve our shareholders’ long-term interests. We avoid certain practices that do not adhere to our compensation principles or further our shareholders’ interests. The following table summarizes the key governance and design features of our executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS

What We Do		What We Do Not Do
✓	Pay program aligned with business strategy	✘	No single-trigger change in control vesting of equity awards
✓	Balanced mix of performance measures	✘	No single-trigger change in control severance benefits
✓	High percentage of performance-based pay	✘	No repricing of stock options
✓	Individual incentive compensation payouts are capped	✘	No hedging or pledging of Company stock
✓	Incentive compensation payouts vary and are commensurate with results	✘	No excise tax gross-ups in employment agreements
✓	Annual market practices and comprehensive compensation risk review	✘	No guarantee of regular incentive plan awards
✓	Robust stock ownership guidelines	✘	No excessive perquisites
✓	Clawback of incentive compensation for financial restatements and other improper conduct	✘	No payouts of dividend equivalents on equity awards during vesting or performance periods
✓	Fully independent compensation consultant retained for the P&C Committee
✓	Lengthy holding period for Career Shares (underlying shares generally not distributed until the earlier of age 62 or three years after retirement) to drive retention and shareholder alignment
Total Compensation Process and Review
The P&C Committee oversees the executive compensation program design and decision-making process for our NEOs. The P&C Committee is comprised of independent, non-employee members of the Board and works very closely with its independent consultant and management to review the effectiveness of the Company’s executive compensation program throughout the year. The P&C Committee’s charter, which reflects the specific details of its authority and responsibilities, may be accessed on our website at https://ir.lear.com/corporate-governance.

The P&C Committee annually reviews key elements of our executive compensation program, including the various components of compensation for our NEOs and a summary of market practices and emerging trends, and discusses potential implications to the Company in the context of our business strategy and talent needs. This includes a specific review of dollar amounts for pay elements and potential payment obligations under our executive employment agreements and pay tally sheets for our NEOs. In addition, although each component is assessed independently, the

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COMPENSATION DISCUSSION AND ANALYSIS
total complement of the components must work in harmony to achieve a proper balance, which, in turn, helps manage compensation risk. We also annually complete a comprehensive compensation risk assessment with assistance from our outside legal counsel and independent compensation consultant.
Our human resources staff supports the P&C Committee in its work, in partnership with our compensation consultant, accountants, legal counsel and other advisors, as necessary, and works to implement the P&C Committee’s decisions, monitor evolving competitive practices and make compensation recommendations to the P&C Committee.
The P&C Committee has engaged Pay Governance as independent, outside consultant and advisor for rigorous review, analysis and advice related to the compensation of the NEOs and other executive compensation-related matters. Pay Governance takes direction from and is solely responsible to the P&C Committee. A representative from Pay Governance attended all P&C Committee meetings, either in person or virtually, consulted with and advised P&C Committee members on executive compensation, developed executive benchmarking and other executive compensation data, and advised on the structure, design and amounts of the various compensation elements. For most compensation topics for which the P&C Committee is responsible, it has directed Pay Governance to work with management to develop recommendations that reflect the P&C Committee’s objectives for the compensation program. Pay Governance performs no other services for the Company. The P&C Committee annually reviews the services provided, independence, performance, fees paid and other factors when assessing the independence and performance of Pay Governance.
The P&C Committee typically meets in executive session after each of its regularly scheduled meetings to discuss and decide executive compensation matters.
Compensation decisions are anchored in a clearly articulated compensation philosophy with strong pay-for-performance alignment, recommendations and market data from the independent compensation consultant, shareholder feedback, assessment of NEO performance and achievement of Company goals, and the P&C Committee’s assessment of business climate and industry factors.
Authority of P&C Committee Under Incentive Plans
Under the AIP and the LTI plans, the P&C Committee retains the authority to select a range of award types, performance measures and weightings and to apply adjustments to the financial measures utilized for annual and long-term incentive awards. Such adjustments may exclude the impact of gains or losses on the sale of assets, the effects of changes in accounting principles or the application thereof, or unusual or non-recurring items, including the impact of significant differences from the assumptions contained in the financial budget upon which the applicable performance targets were established. Any such adjustments to financial measures are intended to better reflect the actual performance of approximately 7,800 AIP and over 130 performance-based LTI award participants, align award payments with decisions that support the Company’s long-term financial plan and strategies, avoid unintended inflation or deflation of awards due to unusual or non-recurring items during the performance period, and emphasize the Company’s preference for long-term, sustainable growth.
Benchmarking Methodology and Peer Group Selection
The P&C Committee targets base salaries, annual incentive awards, long-term incentive awards and total direct compensation of our NEOs and other executive officers on average to be within a competitive range (i.e., +/- 15%) of the median of the Company’s compensation comparator group (the “Comparator Group”) and other comparably sized general industry companies. We believe the Comparator Group represents the industries and companies with which we currently compete with for executive talent and/or business.
In addition to reviewing annual market pay benchmarking, other factors (including our business strategy, talent needs, executives’ experience levels and cost) are considered in setting target pay which may result in some positions having target pay higher or lower than the competitive range. Actual compensation relative to target pay opportunities will vary based on performance and, for long-term incentive awards, the value of common stock at payment. The P&C Committee regularly assesses the composition of the Comparator Group.

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COMPENSATION DISCUSSION AND ANALYSIS
See below for our peer group selection process:
The Company supplements its review of the Comparator Group with a broader survey of general industrial companies (not individually selected or identified) for benchmarking of executive compensation levels and, as appropriate, compensation design practices.
The companies in the Comparator Group for 2023 are shown below. The revenues for this group in their most recently reported fiscal year ranged from $13.6 billion to $61.2 billion, with a median of $19.4 billion. Lear’s 2023 revenues of $23.5 billion are 21% higher than the Comparator Group median.

2023 Comparator Group
Adient plc (ADNT)	Deere & Company (DE)	Illinois Tool Works Inc. (ITW)	Parker-Hannifin Corporation (PH)
Aptiv PLC (APTV)	Eaton Corporation plc (ETN)	L3Harris Technologies, Inc. (LHX)	TE Connectivity Ltd. (TEL)
BorgWarner Inc. (BWA)	Emerson Electric Co. (EMR)	Magna International Inc. (MGA)	Textron Inc. (TXT)
Cummins Inc. (CMI)	Goodyear Tire & Rubber Company (GT)	PACCAR Inc. (PCAR)	Whirlpool Corporation (WHR)
The above companies were used to inform the NEO target annual and long-term incentive changes effective January 2023. Tenneco Inc. was removed from the 2023 Comparator Group as it was taken private by Apollo Global Management in November 2022.
A second peer group consisting of 24 companies that are primarily automotive suppliers (the "Relative TSR Peer Group") is used to assess our performance versus our peers for incentive awards. The Relative TSR Peer Group is described in more detail on page 48.
Pay Setting Process and Cycles
Tally Sheets
When recommending compensation for the CEO and other NEOs, the P&C Committee reviews tally sheets that detail the various elements of compensation for each executive officer. These tally sheets are used to evaluate the appropriateness of the total compensation package, to compare each NEO’s total compensation opportunity with the actual aggregate payment and to ensure that the compensation appropriately reflects the compensation program’s focus on pay for performance. Tally sheets provide for an overall assessment of our compensation program, while ensuring the proper linkage to financial performance and shareholder interests.
Say-on-Pay Results
The P&C Committee reviewed the results of the shareholder advisory vote on NEO compensation and incorporated these results as one of the many factors considered in connection with the overall review of our compensation program. Our compensation practices have been consistently supported by our shareholders, as evidenced by our Say-on-Pay results. In 2023, we received 85% shareholder support, and our average Say-on-Pay shareholder support over the prior five years is over 93%.

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COMPENSATION DISCUSSION AND ANALYSIS
Compensation Alignment with Shareholders
The executive compensation program is designed to drive the execution of our business strategy by strongly aligning pay opportunities with performance outcomes. The P&C Committee considers multiple perspectives in assessing the achievement of this critical objective, including a multi-year history of incentive payouts as a percentage of target, financial and TSR results, and the NEOs’ pay relative to the Comparator Group (see page 38). These analyses found that relative to the Comparator Group:
•The NEOs’ target pay levels are in the competitive range of market median with an emphasis on performance-based pay opportunities.
•Lear’s incentive plan performance measures are well-aligned to its business strategy, correlative to TSR and generally consistent with the performance measures used by the Comparator Group (and the broader industrial market).
•Lear’s annual incentive and performance share payouts are directionally aligned with performance relative to the Comparator Group.
Consistent with the Company’s pay-for-performance philosophy, challenging goals are set for the annual incentive and performance share award opportunities. As such, in some years, payouts will be above target (when our results exceed the target for the performance period), and in other years, payouts will be below target (when our results are below the target for the performance period). Our last four completed performance periods reflect this pay-for-performance alignment with payouts varying commensurate with results, as shown below:

Historical Performance Payouts
AIP	2020	2021	2022	2023
	60%	100%	124%	170%
Performance Shares	2018-2020	2019-2021	2020-2022	2021-2023
	22%	74%	111%	118%
Our typical approach for promoted executives is to move pay levels to the market median over several years, while emphasizing at-risk, performance-based incentive award opportunities.
The actual amounts realized, if any, from performance share award opportunities (and stock option awards prior to 2022) can vary significantly, due to performance and the Company’s stock price, from the grant amounts shown in the Stock Awards column of the Summary Compensation Table. This is reflected in the CEO’s target pay mix, with 92% of total pay at-risk and 59% of total pay from performance share opportunities.
Engaging with Shareholders to Continue to Enhance our Compensation Program
Our directors and management recognize the benefits of robust dialogue with shareholders and have engaged consistently in governance-focused shareholder outreach. We continue to solicit the perspectives of our investors which we share with the P&C Committee. Among other topics, we invite dialogue with our shareholders regarding best practices and policy issues, our compensation programs, the financial measures that drive our business strategy and other issues to inform our compensation program review process.
Feedback from our Shareholders Considered as Part of the Actions Taken by the Committee
The predominant feedback we received from investors was that they were satisfied with our compensation programs and practices. During fall 2023, we reached out to 16 shareholders whose holdings represent approximately 80% of our shares outstanding to gather feedback on various topics, including our executive compensation program. Certain shareholders favorably acknowledged the changes we made in response to their suggestions, including the following:
•The reintroduction of ROIC to the financial measures in our long-term incentive plan;
•The request for additional narrative in the “Compensation Discussion and Analysis” describing the drivers and decision-making regarding the incentive plan measures and weightings; and
•The return to the traditional establishment of all three-year goals for all performance measures in the LTI award.
The P&C Committee and the management team review and discuss feedback as part of our comprehensive review of the compensation program’s alignment to our business strategy, support of our talent needs, and relative to market practices and other factors. When the P&C Committee assessed the incentive plan structure and performance measures, this feedback was one of the factors considered when deciding to set all three-year goals for the performance measures relative to the 2024-2026 LTI award in November 2023, prior to the start of the performance period.

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COMPENSATION DISCUSSION AND ANALYSIS
In addition to the formal outreach discussed above, members of management continue to have regular and extensive interaction with our investors throughout the year to discuss our business segments, end markets, financial results and operational execution at investor conferences, Company-hosted events, non-deal roadshows and quarterly conference calls. In 2023, Lear met with 62 institutional investors for a total of 340 interactions. We have shared financial and sustainability information relevant to our shareholders through our Sustainability Report, our Investor Relations website, our 2023 Annual Report on Form 10-K and this proxy statement.
What We Pay and Why: Elements of Executive Compensation
Executive Compensation Objectives and Core Elements
Our executive compensation program reflects our pay-for-performance philosophy and encourages executives to make decisions that drive the creation of shareholder value for the short and long term.
The P&C Committee utilizes a mix of fixed and variable compensation elements in order to achieve the following objectives of our compensation program:
•link executive pay to Company performance;
•optimize profitability, cash flow and revenue growth, as well as return on investment;
•align the interests of management with those of shareholders;
•utilize multi-year vesting periods and performance measures aligned to long-term shareholder value creation including stock performance;
•align management’s compensation with our business strategy and goals;
•promote teamwork within our group of global managers (our “One Lear” concept); and
•attract, motivate, reward and retain the best executive talent with market-based competitive compensation opportunities.
To achieve these objectives, we provide a total compensation program for executive officers that consists of base salary, annual and long-term incentive award opportunities, which are summarized below for 2023, as well as certain benefits (covered later).

Element	Base Salary	2023 Annual Incentive Plan (AIP)	Long-Term Incentive Plan (LTI) RSUs(1) (2)	Long-Term Incentive Plan (LTI) 2023-2025 Performance Shares(1)
Purpose	Provide competitive rate of pay to attract, motivate and retain key executive officers	Align a portion of annual pay to performance against key goals for the year	Align executive pay with long-term shareholder interests and value creation	Align executive pay with performance against key financial goals and long-term shareholder interests and value creation

Fixed vs. Variable	Fixed Cash	Variable Cash	Variable Equity	Variable Equity

Performance Period	--	One Year: 01/01/2023 - 12/31/2023	Three-Year Cliff Vesting	Three Years: 01/01/2023 - 12/31/2025

Performance Measure(s)	Individual Performance	Two financial measures: 50% Adjusted Operating Income 50% Free Cash Flow	Stock Price Alignment	Three financial measures: 50% Adjusted Annual Pretax Income 25% Adjusted ROIC Improvement 25% Relative TSR(3)

Award Opportunity	Merit Increases	0% - 200%	Stock Price Appreciation	0% - 200%

(1) An RSU represents the right to receive a share of common stock when the restriction period ends under the 2019 Long-Term Stock Incentive Plan as determined by the P&C Committee
(2) RSUs and Performance Shares granted in 2023 will be settled in shares of Lear common stock if earned
(3) Relative TSR is capped at target (i.e., 100%) if Lear's TSR is negative over the performance period

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COMPENSATION DISCUSSION AND ANALYSIS
Pay for Performance
Our incentive plans are designed to optimize long-term financial returns for our shareholders and reward our NEOs for delivering on the Company’s strategy. As part of a market-based pay program, we maintain many design features and corporate governance practices to ensure a strong link between executive pay, Company performance and shareholder interests:
•We utilize a high percentage of performance-based pay, with 92% of the 2023 target annual compensation for the CEO at risk including 78% granted in equity, and, on average, 82% of the 2023 target annual compensation for the other NEOs at risk including 65% granted in equity.
•Our compensation program is aligned with our business strategy, and earnings is the key driver for us to achieve our business strategy goals.
•To drive these results, our incentive plans use key performance measures including Adjusted Operating Income, Free Cash Flow, Adjusted Annual Pretax Income and Adjusted ROIC Improvement.
•We use Relative TSR as a Performance Share market measure to align shareholder interests with executive pay outcomes.
Our strategic, operational and financial performance over time is reflected in our results and returns to shareholders. All of the annual incentive opportunity and the majority of the long-term incentive opportunity are determined based on specific performance measures that drive achievement of our business strategy, while ensuring sharp focus on critical results. In addition, as part of the Company’s long-term strategy to provide competitive retirement benefits, the Company has historically granted time-based Career Shares, including in 2023. See page 51 for more detailed information on Career Shares.

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COMPENSATION DISCUSSION AND ANALYSIS
In order to drive profitable growth with efficient capital management, we selected complementary performance measures (which assess earnings and capital management, as well as relative TSR, over annual or three-year periods) to use in our 2023 incentive plans:

Measure	Weighting	Background, Definition and Rationale
Annual Incentive Plan (AIP)
Adjusted Operating Income	50%
•  Pretax income before equity income, interest expense, other income/expense, restructuring costs, and certain transactions and non-recurring items.
•  Adjusted Operating Income is a well understood operating metric that can be influenced by all levels of employees of the Company.
•  Provides motivation to maximize earnings from current operations.

Free Cash Flow	50%
•  Net cash provided by operating activities, less capital expenditures, excluding certain transactions and other non-recurring items.
•  Free Cash Flow is a well understood operating metric that can be influenced by all levels of employees of the Company.
•  Provides motivation to maximize cash flow through earnings and appropriate management of working capital and investments.

Long-Term Stock Incentive Plan (LTI)
Adjusted Annual Pretax Income	50% for Performance Shares
•  Annual net income for each year in the performance period (2023, 2024 and 2025) before provision for income taxes, income attributable to non-controlling interests, restructuring costs, and certain transactions and non-recurring items.
•  Focuses on earnings generated from products sold, encouraging profitable revenue growth and efficient management of costs over time.
•  Performance results for each year are independently assessed and then averaged to determine the three-year payout.

Adjusted ROIC Improvement	25% for Performance Shares
•Adjusted Operating Income less taxes divided by average invested capital.
• Focuses on the basis point improvement over the baseline of 2022 Adjusted ROIC.
• Performance goals for all years were set prior to the beginning of the three-year performance period. Performance results for each year are independently assessed and then averaged to determine the three-year payout.

Relative TSR	25% for Performance Shares
•  Relative TSR for the Performance Share awards for the three-year performance period (2023-2025) based on the three-year TSR achieved by the Company relative to the three-year TSR achieved by a group of automotive suppliers and industrial companies over the performance period (starting TSR assessment period in December 2022 compared to ending TSR assessment period in December 2025).
•  Focuses on alignment of executive pay with value creation for our shareholders relative to our peers.
•  Target award earned for median Relative TSR, with maximum award of 200% of target for Relative TSR of at least the 75th percentile. Award is capped at target if the Company’s TSR is negative for the performance period.

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COMPENSATION DISCUSSION AND ANALYSIS
Compensation Mix
Target Pay Mix for CEO and Other NEOs
Base salary and annual and long-term incentive award opportunities are the elements of our NEOs’ total direct compensation. To support our compensation philosophy, our NEOs’ total direct compensation opportunity is heavily weighted toward at-risk compensation within our annual incentive and long-term incentive plans. Our annual incentive awards and the performance-based component of our long-term incentive awards are considered performance-based pay, as the payouts are dependent on the achievement of specific financial performance measures. Our long-term incentive plan also utilizes time-based RSU awards that are subject to three-year cliff vesting, further aligning the NEOs with our shareholders as the final value realized is based on the Company’s share price after the three-year period.
The significant portion of performance-based pay aligns our NEOs with our shareholders’ interests. The 2023 target compensation mix for our CEO and our other NEOs on average is shown below:
2023 Performance Results and Compensation Decisions
Base Salary
Base salaries for our NEOs are targeted, on average, around the median level for comparable positions based on market benchmarking. The process of determining base salaries includes a review of scope, duties and responsibilities for each NEO role, an evaluation of NEO performance and experience, and attention to internal equity considerations. Our CEO’s base salary and total compensation are reviewed by the P&C Committee following the annual CEO performance review. Generally, in February of each year, the CEO and P&C Committee reach agreement on his goals and objectives for the upcoming year, and the P&C Committee evaluates his performance for the prior year against the prior year’s agreed goals and objectives. Our CEO has traditionally received a lower percentage of his total compensation in the form of fixed amounts like base salary relative to our other executives in order to more closely link his compensation to the performance of the Company. Merit increases in base salary for our senior executives are also determined by the results of the Board’s annual leadership review. At this review, our CEO assesses the performance of our top executives and presents his perspectives to our Board.
The 2022 and 2023 base salaries of our NEOs are summarized in the table below. The annual base salaries for our NEOs remained unchanged from December 1, 2022. No increases to base pay were approved during 2023 or as of January 1, 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

Base Salaries
	2022 Base Salary Rate(1)	2023 Base Salary Rate	% Change
Raymond E. Scott	$1,300,000	$1,300,000	—%
Jason M. Cardew	$850,000	$850,000	—%
Frank C. Orsini	$850,000	$850,000	—%
Carl A. Esposito	$725,000	$725,000	—%
Harry A. Kemp	$700,000	$700,000	—%

(1)Effective as of 12/01/2022
Annual Incentive Plan (AIP)
Our NEOs and nearly 7,800 other employees are eligible to participate in the AIP, which provides annual cash incentive award opportunities based upon the achievement of financial performance goals important to the Company’s success. Awards, if earned, are typically paid early in the following year based on our performance achieved in the prior fiscal year.
2023 Award Opportunity
Each NEO is assigned an annual target opportunity expressed as a percentage of his or her base salary. An executive’s target annual incentive percentage generally increases as his or her ability to affect the Company’s performance increases. Consequently, as an executive’s responsibilities increase, his or her variable compensation in the form of an annual incentive, which is dependent on Company performance, generally makes up a larger portion of the executive’s total compensation opportunity.

2023 Target Annual Incentive Opportunity
	2023 Base Salary Rate	Target AIP (% of Base Salary)	Target AIP Opportunity
Raymond E. Scott	$1,300,000	160%	$2,080,000
Jason M. Cardew	$850,000	100%	$850,000
Frank C. Orsini	$850,000	100%	$850,000
Carl A. Esposito	$725,000	80%	$580,000
Harry A. Kemp	$700,000	90%	$630,000
AIP awards, if any, are determined solely based on the Company's final financial performance. The potential payouts range from 0 to 200 percent of target AIP opportunity.
2023 Performance Measures
Our 2023 AIP, which was approved in November 2022, utilized Adjusted Operating Income and Free Cash Flow because they are highly visible and important measures of operating performance that are relied upon by investors.
•Adjusted Operating Income weighted at 50%, measures our profit from operations
•Free Cash Flow weighted at 50%, measures our ability to generate cash through earnings and the efficient use of working capital and fixed assets
For more information on these performance measures including background, definition and rationale, see below.
2023 Performance Goals
The Company operates in a highly cyclical industry with volatility and uncertainty having increased significantly since 2020. Forecasts of industry and macro conditions are part of the Company’s budgeting process that is the basis for the target financial goals which are set each year to have comparable degrees of difficulty based on the challenges and opportunities forecasted at the start of the year. As a result, in many years, this yields target goals above the prior year actual results (particularly in upward automotive industry cycles), and in other years, the target goals may be below the prior year actual results, with the intent of setting appropriately challenging target goals each year.

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COMPENSATION DISCUSSION AND ANALYSIS
The 2023 AIP performance goals and payout calculation are shown below:

Base Salary X Individual Target Award %

Target Incentive Opportunity

X

(50% Adjusted Operating Income + 50% Free Cash Flow)

Company Performance

=

Earned Annual Incentive Award

For the 2023 performance period, the target goals were set as follows:
•Adjusted Operating Income goal set at $963 million
•The 2023 goal was set 10% higher than the 2022 Adjusted Operating Income target of $875 million and higher than the 2022 Adjusted Operating Income result of $886 million(1)
•Free Cash Flow goal set at $453 million
•The 2023 goal was set 65% higher than the 2022 Free Cash Flow target of $275 million and higher than the 2022 Free Cash Flow result of $419 million(1)
(1) The P&C Committee excluded from these results the impact of our 2022 acquisitions, which were not contemplated when the 2022 goals were established.
For the 2023 AIP, we reverted to equally weighted performance measures. Prior to 2022, these two key financial measures were equally weighted. For the 2022 AIP, the P&C Committee determined that the measures would be weighted 80% Adjusted Operating Income and 20% Free Cash Flow. In 2022, the P&C Committee chose to place a larger focus on Adjusted Operating Income since it is a key indicator of business strength and to reduce the focus on Free Cash Flow due to fluctuations in working capital that resulted from ongoing macroeconomic uncertainty which could have resulted in misalignment of actual performance and payouts.
The P&C Committee reviews the annual and long-range financial plans, recommendations from management, input from the independent compensation consultant and performance of the open incentive performance periods prior to approving the targets for the AIP performance measures.
The 2023 AIP goals were set based on the Board-approved budget, with the target goals reflecting a stretch level of performance which at the time was anticipated to be challenging but achievable and the maximum goals set well above target, requiring significant achievements and reflecting a level of performance at which the P&C Committee believed a 200% of target award was warranted.
The P&C Committee approves the AIP performance measures each November, prior to the start of the performance period. Because the performance measures and targets are set and approved in November, the actual results for the current year and current performance period are not known. Therefore, the P&C Committee must rely on projected year-end results as a comparison when setting the goals for the upcoming year.
2023 Performance Results and Corresponding Payouts
AIP payouts are aligned and directly commensurate with our financial results. As shown below, the AIP was earned at 170% of target, reflecting our performance against 2023 Adjusted Operating Income and Free Cash Flow goals (including certain adjustments as described on pages 90-91).
2023 results:
•Adjusted Operating Income of $1,115 million(1) was above the target goal of $963 million
•Free Cash Flow of $638 million was above the target goal of $453 million and above the maximum goal of $633 million
(1) The P&C Committee excluded from these results the impact of a divestiture, which was contemplated when the 2023 goals were established but did not occur.

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COMPENSATION DISCUSSION AND ANALYSIS
The Company achieved above target results for both financial measures as a result of higher than anticipated industry volumes combined with strong operating performance in both business segments. In 2023, both businesses improved operating margins significantly compared to the prior year and converted those earnings to free cash flow through a combination of improved working capital management and better capacity utilization, which allowed the Company to reduce capital spending.

2023 Annual Incentive Plan Goals & Results
	Weight	Threshold	Target	Maximum	Performance Result	Performance Result as % of Target
Adjusted Operating Income	50%	$577M	$963M	$1,347M	$1,115M	140%
Free Cash Flow	50%	$271M	$453M	$633M	$638M	200%
				Final Performance		170%
The AIP award for each NEO is shown below:

2023 Annual Incentive Plan Payouts
	Target Opportunity (as % of Base)	Target Amount(1)	Results	2023 Incentive Amount(2)
Raymond E. Scott	160%	$2,080,000	170%	$3,536,000
Jason M. Cardew	100%	$850,000	170%	$1,445,000
Frank C. Orsini	100%	$850,000	170%	$1,445,000
Carl A. Esposito	80%	$580,000	170%	$986,000
Harry A. Kemp	90%	$630,000	170%	$1,071,000
(1)Reflects target opportunity as a percentage of 12/31/23 base salary.
(2)The 2023 incentive amount represents the amount actually earned, which is calculated as the target amount multiplied by the Actual Performance (170%).
For information regarding the Company’s 2024 AIP, see page 50.
Long-Term Incentive (LTI) Compensation
The long-term incentive component of our executive compensation program is designed to provide our senior management with performance-based award opportunities, to drive superior long-term performance and to align the interests of our senior management with those of our shareholders.
2023 Award Opportunity
In November 2022, the P&C Committee approved changes to the award mix for the CEO. The 2023 award mix for the CEO was approximately 75% Performance Shares and 25% RSUs, as compared to approximately 70% Performance Shares and 30% RSUs in prior years. The 2023 award mix for the other NEOs remained unchanged at 70% Performance Shares and 30% RSUs. Our weighting of Performance Shares is higher than most of the Comparator Group and many other large industrial companies, which often assign Performance Shares a lower weighting (e.g., 50% to 60% of the regular annual equity award mix). Our heavy weighting of Performance Shares increases the sensitivity of the value of our NEOs’ long-term equity incentives to Company performance – not only does the underlying value of a Performance Share fluctuate generally with changes in the Company’s stock price, but the number of shares earned varies based on the Company’s achievement of financial and relative TSR goals.

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COMPENSATION DISCUSSION AND ANALYSIS

2023-2025 Target Long-Term Incentive Opportunity
	2023 Base Salary Rate	Target LTI (% of Base Salary)	Target LTI Opportunity(1)
Raymond E. Scott	$1,300,000	900%	$11,700,000
Jason M. Cardew	$850,000	400%	$3,400,000
Frank C. Orsini	$850,000	400%	$3,400,000
Carl A. Esposito	$725,000	280%	$2,030,000
Harry A. Kemp	$700,000	255%	$1,785,000
(1)The values represented in the Summary Compensation Table and the 2023 Grants of Plan-Based Awards table, both shown in "Executive Compensation Tables" beginning on page 55, may differ from these stated target values, particularly for the Relative TSR component, due to the determination of fair value under the accounting standards.
2023-2025 Performance Measures and Goals
The Performance Shares granted for the performance period are earned based on three performance measures.
•Adjusted Annual Pretax Income goals and performance targets were set and will be measured annually, with final award payouts being determined based on the average of the annual results. The use of Adjusted Annual Pretax Income goals set annually at the start of each year was used due to the uncertainty resulting from the COVID-19 pandemic and persistent supply chain challenges that created extreme volatility in commodity prices and availability of key components used in our products which has significantly impacted our customer production schedules. The long-term nature of the award opportunity is maintained with three-year cliff vesting to further align with shareholders. Effective for the 2024-2026 award, we moved to setting all three years of goals prior to the start of the three-year performance period. See page 50 for more information on 2024 changes.
•Adjusted ROIC Improvement goals and performance targets were set for the full three-year performance period and will be measured annually, with final award payouts being determined based on the average of the annual results.
•Relative TSR performance will be measured based on the Company’s three-year TSR achieved relative to the TSR achieved by the peer group. The Relative TSR Peer Group is a group of 24 automotive suppliers and industrial companies, as shown below. Unlike the Comparator Group that is selected, in part, based on comparable revenues and is used for compensation benchmarking and pay decisions, the Relative TSR Peer Group includes companies with a wider range of revenues and with a strong historical stock price correlation to Lear’s common stock and is used to assess performance versus peer companies. Awards are capped at target (i.e., 100%) if the Company’s TSR is negative for the performance period.

2024 Proxy Statement	|	47

COMPENSATION DISCUSSION AND ANALYSIS
Relative TSR performance is measured against a group of competitors in the current marketplace. Companies in the Relative TSR Peer Group may vary slightly cycle-to-cycle, reflecting mergers and acquisitions, significant changes in company structure and other factors. The Relative TSR Peer Group for the 2023-2025 cycle is as follows:

2023-2025 Performance Shares – Relative TSR Peer Group
Adient plc	Continental Aktiengesellschaft	Gentex Corporation	PACCAR Inc.
Allison Transmission Holdings, Inc.	Cooper-Standard Holdings Inc.	Gentherm Incorporated	Standard Motor Products, Inc.
American Axle & Mfg. Holdings, Inc.	Cummins Inc.	Goodyear Tire & Rubber Company	TE Connectivity Ltd.
Aptiv PLC	Dana Incorporated	LCI Industries	Textron Inc.
Autoliv, Inc.	Eaton Corporation plc	Magna International Inc.	Valeo SA
BorgWarner Inc.	Faurecia S.E. (now Forvia SE)	Modine Manufacturing Company	Visteon Corporation
The specific amounts and terms of the 2023-2025 long-term incentive awards are shown in and following the 2023 Grants of Plan-Based Awards table on page 58. The Performance Share Adjusted Annual Pretax Income goals for 2023 and the Performance Share Adjusted ROIC Improvement and Relative TSR goals for the 2023-2025 performance period were set in November 2022, prior to the start of the performance period. The threshold goals were set to be reflective of a level of performance at which the P&C Committee believes a portion of the target award is warranted. The maximum goals were set well above target, requiring significant achievements and reflecting a level of performance at which the P&C Committee believes a 200% of target award is warranted. The Performance Share Adjusted Annual Pretax Income goals for 2024 and 2025 will be set annually prior to the start of each year.
For information regarding the Company’s 2024-2026 LTI, see page 50.
2021-2023 Performance Results and Corresponding Payouts
LTI payouts are aligned and directly commensurate with our financial results. Earned equity awards are also subject to changes in our stock price over a multi-year period. Our strategic, operational and financial performance over time is reflected in our results and returns to shareholders. At the end of 2023, the 2021-2023 performance-based incentive cycle was completed, as summarized below, and was earned at 118% of target, reflecting our performance against three years of Adjusted Annual Pretax Income goals and our Relative TSR three-year performance (including certain adjustments as described on pages 90-91).
The 2021-2023 Performance Shares vested on February 7, 2024, based on Company performance for the three-year performance period beginning January 1, 2021. Final LTI performance approved by the P&C Committee is shown below:

2021-2023 Performance Shares
	Weight	Threshold	Target	Maximum	Performance Result	Performance Results as % of Target
Adjusted Annual Pretax Income ($)	66.7%	$1,485M	$2,315M	$2,892M	$2,497M(1)	139%
Relative TSR (Percentile)	33.3%	25th	50th	75th	38th	76%
				Final Performance		118%
(1) In determining the payouts, consistent with our pay-for-performance philosophy of providing incentive payouts for delivering operating results relative to the three-year goals, the P&C Committee excluded the impact of acquisitions made during the three-year period and a divestiture, which was anticipated but did not occur and which would have resulted in a larger payout.

48	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
The resulting share amounts earned by our NEOs are shown below:

2021-2023 Performance Shares
	Target Shares (#)	Result	Actual Shares Earned (#)
Raymond E. Scott	32,012	118%	37,773
Jason M. Cardew	8,003	118%	9,442
Frank C. Orsini	9,146	118%	10,790
Carl A. Esposito	6,688	118%	7,890
Harry A. Kemp	4,401	118%	5,192
Summary of Outstanding Performance Periods
Each Performance Share award reflects a three-year performance period resulting in overlapping awards. The potential payout for each Performance Share ranges from 0 to 200 percent of the target opportunity.
•Ongoing industry volatility, supply chain disruptions and other macroeconomic conditions for the performance periods prior to 2024 necessitated one-year Adjusted Annual Pretax Income performance goals for the 2022-2024 and 2023-2025 performance periods.
•For each one-year period, the Adjusted Annual Pretax Income target goal is set higher than the prior year's target goal. These annual goals are set each November, before actual results for the current year are known, and are based on the approved business plan.
•The outstanding 2022-2024 and 2023-2025 performance periods are tracking below target with respect to Relative TSR and slightly above target for Adjusted Annual Pretax Income. For the 2023-2025 performance period, Adjusted ROIC Improvement is tracking slightly above target.
•For the 2024-2026 Performance Shares, we returned to the traditional approach of setting all goals for the three-year performance period in November, prior to the start of the performance period. Such goals will be reported upon completion of the three-year performance period.
•For the 2024-2026 Performance Shares, the target goals for each financial performance measure were set higher than the prior year's target goals.
The chart below reflects the performance period for the three outstanding Performance Share awards as of the filing date of this proxy statement, including the corresponding performance measures and weightings.

2024 Proxy Statement	|	49

COMPENSATION DISCUSSION AND ANALYSIS
2024 Incentive Plans
The following reflects highlights of the 2024 incentive plans:
•Annual Incentive Plan (AIP):
▪A strategic scorecard modifier, intended to incentivize innovation, was added and can impact final payouts by -10% to +10% (awards remain capped at 200%). Once the AIP performance factor is determined based on the results of the two financial measures, the Driving Innovation strategic scorecard modifier will be applied based on our 2024 performance against a series of innovation milestones.
▪The Adjusted Operating Income goal for the 2024 performance period was approved by the P&C Committee at the November 2023 meeting, and the target goal was set higher than the 2023 target goal and higher than the 2023 actual result of $1.115 billion.
▪The Free Cash Flow goal for the 2024 performance period was approved by the P&C Committee at the November 2023 meeting, and the target goal was set higher than the 2023 target goal and near the 2023 actual result of $638 million.
•Long-Term Incentive Plan (LTI):
▪For the 2024-2026 performance period, the goals for all performance measures were approved by the P&C Committee in November 2023, prior to the start of the three-year performance period, reverting back to traditional goal setting for the full three-year performance period.
▪The target goals for the three-year performance period for Adjusted Annual Pretax Income and Adjusted ROIC Improvement were set higher than the target goals for the two outstanding performance periods.
These changes ensure an ongoing strong tie to shareholders’ interests and investment experience in a challenging market.

50	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
Other Pay Elements
Health, Welfare and Certain Other Benefits
To remain competitive in the market for a high-caliber management team, the Company has traditionally provided its executive officers, including our CEO, with health, welfare and other fringe benefits. In addition, personal use of our corporate aircraft has been eliminated except with respect to our CEO, with approval of the Chairperson of the Board or Chairperson of the P&C Committee. The Company does not provide tax gross-up payments for the imputed income associated with personal use of corporate aircraft. There was limited personal use of corporate aircraft in 2023.
Retirement Benefits
Our NEOs participate in our retirement savings plan, qualified pension plan, pension equalization plan and supplemental savings plan, as eligible. These benefits provide rewards for long-term service to the Company and an income source in an executive’s post-employment years. The various components of our retirement benefit program (including our frozen defined benefit pension plans) disclosed in this proxy statement are summarized in the table below. The general terms of these plans and formulas for calculating benefits are summarized following the Summary Compensation Table, 2023 Pension Benefits table and 2023 Nonqualified Deferred Compensation table, respectively, in “Executive Compensation” beginning on page 55.

Summary of Retirement Benefits
Type	Plan/Program	Component/Feature	Purpose	Pages for Further Details
Defined Contribution	Salaried Retirement Program (Qualified)	Deferral	Standard 401(k) plan and matching contribution	57
		Company Match
		Pension Savings Plan	Company contribution
	Salaried Retirement Restoration Program (Non-Qualified)	Deferral	Excess programs for amounts above qualified plan limits	63
		Company Match
		Pension Savings Plan
Defined Benefit (frozen as of 12/31/06)	Lear Corporation Pension Plan	Qualified Pension Plan (frozen)	N/A	62
	Pension Equalization Program	Part of SERP (frozen)		63
	Salaried Retirement Restoration Program (Pension Makeup)	Part of SERP (frozen)		63
Additional	Career Shares (described below)	Shares not distributed until earlier of age 62 or 3 years after retirement	Intended to facilitate a very long-term shareholder perspective by the NEOs and other senior executives	51
Career Shares
Each November, the P&C Committee grants awards of Career Shares, which are RSUs that generally must be held until after retirement. The annual granting of Career Shares is an integral component of the Company’s strategy to align NEOs and other senior executives with the mindset of a very long-term shareholder. The grants are also intended to motivate and retain key talent during industry cycles and support long-term talent initiatives and succession planning. Individual awards are differentiated by position level, performance and other factors.
On November 13, 2023, the P&C Committee approved grants of Career Shares to our NEOs, in the amounts reported in the Summary Compensation Table on page 55 and the 2023 Grants of Plan-Based Awards table on page 58, and other senior leaders. Career Shares are generally required to be held until retirement, since they are not distributed until the later of age 62 or the vesting date. For purposes of illustration, our NEOs are required to hold earned Career Shares for an average of seven years from the grant date (based on the number of years until the earliest distribution opportunity), during which time the Career Shares will remain subject to forfeiture in the event of a voluntary resignation before achievement of retirement eligibility.

2024 Proxy Statement	|	51

COMPENSATION DISCUSSION AND ANALYSIS
Governance Policies and Practices
Equity Award Policy
We do not time the grant of equity awards in coordination with the release of material non-public information. Our equity awards are generally approved on the dates of our regularly scheduled P&C Committee meetings and are effective as of such dates or specified prospective dates.
The P&C Committee has approved and formalized our equity award policy. It provides that the effective grant date of equity awards must be either the date of P&C Committee or other committee approval or some future date specifically identified in such approval. If such awards are granted, the exercise price of stock options and grant price of stock appreciation rights shall be the closing market price of our common stock on the grant date. The P&C Committee must approve all awards to our executive officers. The policy also allows the P&C Committee to delegate to the CEO the ability to grant equity awards to non-executive officer employees who are newly hired or promoted or deemed to be deserving of special retention or recognition awards. The aggregate award pool for these awards to non-executive officers must be approved by the P&C Committee.
Employment Agreements/Termination/Change in Control Benefits
As described in detail and quantified in “Executive Compensation — Potential Payments Upon Termination or Change in Control” on page 65, our NEOs receive certain benefits under their employment agreements upon their termination by the Company without “cause” or upon their resignation for “good reason,” including such terminations following a change in control of the Company. The employment agreements also provide for restrictive covenants relating to non-competition, confidential information and non-solicitation of the Company’s employees and customers. These benefits are intended to ensure that members of senior management are not influenced by their personal situations and are able to be objective in evaluating a potential change in control transaction. The P&C Committee regularly reviews termination and change in control benefits and continues to believe that the severance benefits in connection with certain terminations of employment constitute reasonable levels of protection for our executives. The LTI provides all participants, including NEOs, double-trigger vesting (i.e., qualifying termination of employment following a change in control) of equity awards (that are not assumed or replaced by the successor company), which protects employees and supports an orderly transition of leadership.
None of the employment agreements with the Company’s executive officers contains an excise tax gross-up provision.

Compensation and Risk
Annually, the P&C Committee reviews the potential impact of our compensation programs on organizational risk. The risk assessment was conducted by senior leaders of the Company, including representatives from finance, legal and human resources, and included a review of the employee compensation structures and pay administration practices. The P&C Committee, external legal advisors and independent compensation consultant reviewed and discussed the findings of the assessment and concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks.
As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching these conclusions, we considered the attributes of all of our programs, including:
•Appropriate compensation mix between fixed (base salary) and variable (annual and long-term incentive) pay opportunities;
•Review of market data and competitive practices for elements of executive compensation;
•Performance measures tied to key Company short-term and long-term performance measures and correlated to total shareholder returns;
•Alignment of annual and long-term award objectives to ensure that both types of awards encourage consistent behaviors and sustainable performance results;
•Balanced mix of performance measures for incentive awards (Adjusted Operating Income, Free Cash Flow, Adjusted Annual Pretax Income, Adjusted ROIC Improvement, Relative TSR) that encourage value creation, retention and stock price appreciation;
•Long history of pay outcomes aligning to our performance with incentive opportunities and payouts varying commensurate with our financial and TSR performance results;
•Stock Ownership Guidelines; and
•Robust clawback policies for accounting restatements or improper conduct.

52	|	LEAR CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
We also reviewed our compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable performance thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. We concluded that our compensation programs do not include such elements.
Stock Ownership Guidelines
The management stock ownership guidelines create a strong link between our long-term success and the ultimate pay of our executive officers, as shown in the table below.
•Covers all executive officers and establishes a multiple of each executive officer's base salary.
•Includes only actual share holdings and a portion of unvested RSUs (60%).
•Excludes unvested performance share awards.
•Excludes vested but unexercised stock options.
•Requires each executive to hold 50% of the net shares acquired upon the vesting of equity awards until the ownership requirement is achieved.
•Share ownership targets for executives reaching age 60 are reduced by 10% annually up to a maximum reduction of 50%.
Our stock ownership guidelines are reviewed periodically to ensure ongoing alignment with market practice and for reasonableness. As of our latest measurement date (December 31, 2023), all NEOs have met their respective ownership requirement, other than Mr. Cardew, who became subject to the guidelines in 2019, and Mr. Kemp, who became subject to the guidelines in 2023; each continues to build their ownership as they retain at least 50% of the net shares acquired upon the vesting of equity awards.
Executive Officer and Director Hedging Policy
The Company maintains a formal policy, set forth below, prohibiting officers and directors from (i) entering into hedging or monetization transactions involving our Company stock and (ii) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan.
Hedging Transactions. Certain forms of hedging or monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, allow an officer or director to lock in much of the value of their stock holdings, often in exchange for all or part of the potential upside appreciation of the stock. These transactions allow the officer or director to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the officer or director may no longer have the same objectives as our other shareholders. For this reason, our NEOs, other executive officers and directors are prohibited from entering into hedging or monetization transactions involving our stock.
Margin Accounts and Pledges. Securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or is otherwise not permitted to trade in our securities, our NEOs, other executive officers and directors are prohibited from holding our securities in a margin account or pledging our securities as collateral for a loan.

2024 Proxy Statement	|	53

COMPENSATION DISCUSSION AND ANALYSIS
Clawback Policies
Effective October 2, 2023, the Board adopted a new Incentive Based Compensation Recoupment Policy (the “Recoupment Policy”), in accordance with Rule 10D-1 of the Exchange Act as mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, which applies to the Company's current and former executive officers. The Recoupment Policy is overseen and administered by the P&C Committee. Under the Recoupment Policy, the Company is required to recoup the amount of any erroneously received compensation (as defined in the Recoupment Policy) on a pre-tax basis in the event of any accounting restatement of the Company, subject to limited impracticability exceptions set forth in the Recoupment Policy. The full text of the Recoupment Policy is included as Exhibit 99.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.
Also effective October 2, 2023, the Board adopted a new Improper Conduct Compensation Recoupment Policy (the “Improper Conduct Recoupment Policy”), which applies to all current or former participants in the 2019 Long-Term Stock Incentive Plan, as amended. The Improper Conduct Recoupment Policy provides for the recovery of incentive compensation paid within the three-year period preceding any improper conduct including, but not limited to, conduct that causes or is likely to cause material financial, operational or reputational harm to the Company and that relates to: acts of fraud, bribery or embezzlement; certain criminal acts (such as a violation of the Foreign Corrupt Practices Act); breaches of obligations under the Company’s Code of Business Conduct & Ethics; breaches of a restrictive covenant under any agreement with the Company; violations of certain Company internal policies (e.g., the Harassment-Free Workplace Policy, the Romantic Relations Policy, the Equal Employment Opportunities Policy); or the creation of a hostile work environment. The policy is overseen by the P&C Committee.
Tax Treatment of Executive Compensation
One of the factors the P&C Committee considers when determining executive compensation is the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally provides that a publicly held company may not deduct compensation paid to certain covered executive officers to the extent that such compensation exceeds $1,000,000 per executive officer in any year. While the P&C Committee generally considers this limit when determining compensation, the P&C Committee has concluded, and reserves the discretion to conclude in the future, that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its shareholders. Furthermore, interpretations of and changes in the tax laws, and other factors beyond the P&C Committee’s control, may also affect the deductibility of compensation.
Impact of Accounting Treatment
We have generally considered the accounting treatment of various forms of awards in determining the components of our overall compensation program. We have generally sought to grant stock-settled equity awards to executives, which receive fixed accounting treatment, as opposed to cash-settled equity awards, which receive variable accounting treatment. We intend to continue to evaluate these factors in the future.

54	|	LEAR CORPORATION

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
The following table shows information concerning the annual compensation for services to the Company and its subsidiaries in all capacities of the CEO, CFO and the other NEOs during the last three completed fiscal years. The footnotes accompanying the Summary Compensation Table generally explain amounts reported for 2023, unless otherwise noted.

Summary Compensation Table
Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation(3) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($) (h)	All Other Compensation(5) ($) (i)	Total Compensation ($) (j)
Raymond E. Scott(1) President and CEO
2023	1,300,000	—	13,349,215	—	3,536,000	41,649	664,508	18,891,372
2022	1,272,500	—	11,118,747	—	2,418,000	—	567,097	15,376,344
2021	1,246,667	—	8,057,060	1,680,012	1,905,000	—	417,636	13,306,375
Jason M. Cardew(1) Senior Vice President and Chief Financial Officer
2023	850,000	—	3,914,999	—	1,445,000	35,123	310,215	6,555,337
2022	826,167	—	2,990,707	—	1,054,000	—	268,735	5,139,609
2021	782,667	—	2,076,637	420,003	824,000	—	168,989	4,272,296
Frank C. Orsini(1) Executive Vice President and President, Seating
2023	850,000	—	3,914,999	—	1,445,000	32,755	282,456	6,525,210
2022	826,167	—	2,990,707	—	1,054,000	—	244,717	5,115,591
2021	816,000	—	2,337,543	480,029	824,000	—	188,767	4,646,339
Carl A. Esposito(1) Senior Vice President and President, E-Systems
2023	725,000	—	2,408,258	—	986,000	—	173,442	4,292,700
2022	702,083	—	2,307,087	—	719,200	—	150,111	3,878,481
2021	683,333	—	1,776,488	351,004	560,000	—	116,388	3,487,213
Harry A. Kemp(1) Senior Vice President, Chief Administrative Officer & General Counsel
2023	700,000	—	2,147,667	—	1,071,000	—	181,464	4,100,131
(1)For each NEO, information is included for the year(s) they were an NEO.
(2)The amounts reported in this column for 2023 reflect the aggregate value of Career Shares, RSUs and Performance Shares under the LTI awarded in the year. The 2023 values by award type are shown below. The grant date fair value of the Career Shares and RSUs has been determined in accordance with ASC 718, "Compensation - Stock Compensation." The award date value of Performance Shares is based on the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the award date, excluding the effect of estimated forfeitures. For purposes of the Summary Compensation Table, we have assumed that the probable outcome of the performance conditions would result in the award vesting at target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the award date would reflect the value of each performance share at the Company's stock price on the award date. There can be no assurance that these values will ever be realized. See Note 13, "Stock-Based Compensation," to the Company's consolidated financial statements included in our 2023 Annual Report on Form 10-K for more information related to determining these values.

Name	Career Share RSU Grant Date Value ($)	RSU Grant Date Value ($)	2023 Performance Shares Award Date Value ($)	Total Grant Date Value ($)	2023 Performance Shares at Maximum Value ($)
Raymond E. Scott	849,925	2,857,375	9,641,915	13,349,215	19,283,830
Jason M. Cardew	299,951	1,019,925	2,595,123	3,914,999	5,190,246
Frank C. Orsini	299,951	1,019,925	2,595,123	3,914,999	5,190,246
Carl A. Esposito	249,895	608,959	1,549,404	2,408,258	3,098,808
Harry A. Kemp	249,895	535,451	1,362,321	2,147,667	2,724,642

2024 Proxy Statement	|	55

EXECUTIVE COMPENSATION
(3) The amounts reported in this column for 2023 represent the amounts earned under the AIP, based on achievement of the 2023 AIP targets, as described in "Compensation Discussion and Analysis - Annual Incentive Plan (AIP)" above.
(4) Represents the aggregate annualized change in the actuarial present value of each applicable NEO's accumulated benefit under all defined benefit pension plans (including supplemental plans), all of which have been frozen since December 31, 2006.
(5) The amounts reported in this column for 2023 for each NEO include:
•Matching contributions allocated by the Company to each NEO pursuant to the Retirement Savings Plan, Company contributions under the Pension Savings Plan (described below) and contributions to the Lear Corporation Salaried Retirement Restoration Program as follows:

Name	Retirement Savings Plan Qualified Matching Contribution ($)	Pension Savings Plan Qualified Contribution ($)	Retirement Savings Plan Nonqualified Matching Contribution ($)	Salaried Retirement Restoration Program Nonqualified Contribution ($)
Raymond E. Scott	14,850	28,650	152,460	411,102
Jason M. Cardew	14,850	28,650	70,830	193,422
Frank C. Orsini	14,850	28,650	70,830	165,663
Carl A. Esposito	14,850	20,745	50,139	83,565
Harry A. Kemp	14,850	24,894	39,243	100,686
•Imputed income with respect to life insurance coverage in the following amounts: Mr. Scott $3,612, Mr. Cardew $1,932, Mr. Orsini $1,932, Mr. Esposito $3,612 and Mr. Kemp $1,260.
•Life insurance premiums paid by the Company on behalf of each NEO in the amount of $531.
•The aggregate incremental cost relating to Mr. Scott's personal use of the Company's aircraft of $49,080. The value of the personal use of the corporate aircraft is calculated based on the incremental variable cost to the Company, including fuel, aircraft maintenance expenses, flight crew travel expenses, landing fees, ground transportation fees, catering, and other miscellaneous variable expenses related to the air travel. Fixed costs, which do not change based on usage, such as lease expense, insurance, and aviation management service fees, are excluded as the Company's aircraft is used predominantly for business purposes.
•Limited security services and costs related to an executive physical for Mr. Scott of less than $10,000.

56	|	LEAR CORPORATION

EXECUTIVE COMPENSATION
Employment Agreements
We have entered into employment agreements with each of our NEOs. Each employment agreement specifies the annual base salary for the executive, which may be increased at the discretion of the P&C Committee. In addition, the employment agreements specify that the executives are eligible for an annual incentive compensation bonus and participation in the Company’s long-term incentive plan. Under the terms of the employment agreements, each NEO is also eligible to participate in the welfare, retirement and other benefit plans, practices, policies and programs, as may be in effect from time to time, for senior executives of the Company generally. Under the employment agreements, if the Company reduces an executive’s base salary, adversely changes the manner of computing an executive’s incentive compensation opportunity, defers payment of his or her compensation or eliminates or substantially modifies his or her benefits, the executive would have a basis to invoke his or her rights under the agreement for termination for good reason. For a description of the severance provisions of the employment agreements, see “Compensation Discussion and Analysis — Potential Payments upon Termination or Change in Control” beginning on page 65.
Lear Corporation Salaried Retirement Program
The Lear Corporation Salaried Retirement Program (“Retirement Program”) is comprised of two components: (i) the Retirement Savings Plan (deferral and match) and (ii) the Pension Savings Plan. We established the Retirement Program pursuant to Section 401(a) of the Internal Revenue Code for eligible employees. Under the Retirement Savings Plan, each eligible employee may elect to contribute, on a pretax and/or Roth basis, a portion of his or her eligible compensation in each year. The Company provides a matching contribution of 100% of an employee’s contribution up to the first 3% of the employee’s eligible compensation, plus 50% of an employee’s contribution up to the next 3% of the employee’s eligible compensation, regardless of service. In addition, the Retirement Savings Plan allows for discretionary Company matching contributions.
Under the Pension Savings Plan, we make contributions to each eligible employee’s Pension Savings Plan account based on the employee’s “points,” which are the sum total of the employee’s age and years of service as of January 1 of the plan year. Based on an employee’s points, we contribute: (i) from 3% to 8% of eligible compensation up to the Social Security Taxable Wage Base and (ii) from 4.5% to 12% of eligible compensation over the Social Security Taxable Wage Base. All Pension Savings Plan contributions are generally allocated semi-annually.
Company matching contributions and Pension Savings Plan contributions generally become vested at a rate of 20% for each full year of service.

2024 Proxy Statement	|	57

EXECUTIVE COMPENSATION

2023 Grants of Plan-Based Awards
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Value of Stock Awards(2) ($) (l)
Name (a)	Type of Award	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Raymond E. Scott	Annual Incentive Award	—	$1,040,000	$2,080,000	$4,160,000
	Performance Share Award(3)	1/3/2023				35,125	70,251	140,502		$9,641,916
	RSU Award(4)	1/3/2023							22,701	$2,857,375
	RSU Award (Career Shares)(5)	11/13/2023							6,639	$849,925
Jason M. Cardew	Annual Incentive Award	—	$425,000	$850,000	$1,700,000
	Performance Share Award(3)	1/3/2023				9,454	18,908	37,816		$2,595,123
	RSU Award(4)	1/3/2023							8,103	$1,019,925
	RSU Award (Career Shares)(5)	11/13/2023							2,343	$299,951
Frank C. Orsini	Annual Incentive Award	—	$425,000	$850,000	$1,700,000
	Performance Share Award(3)	1/3/2023				9,454	18,908	37,816		$2,595,123
	RSU Award(4)	1/3/2023							8,103	$1,019,925
	RSU Award (Career Shares)(5)	11/13/2023							2,343	$299,951
Carl A. Esposito	Annual Incentive Award	—	$290,000	$580,000	$1,160,000
	Performance Share Award(3)	1/3/2023				5,644	11,289	22,578		$1,549,404
	RSU Award(4)	1/3/2023							4,838	$608,959
	RSU Award (Career Shares)(5)	11/13/2023							1,952	$249,895
Harry A. Kemp	Annual Incentive Award	—	$315,000	$630,000	$1,260,000
	Performance Share Award(3)	1/3/2023				4,963	9,926	19,852		$1,362,321
	RSU Award(4)	1/3/2023							4,254	$535,451
	RSU Award (Career Shares)(5)	11/13/2023							1,952	$249,895
(1)For the annual incentive award, the threshold, target and maximum amounts represent 50%, 100% and 200%, respectively, of the total bonus opportunity for each NEO. If actual performance falls between threshold and target or between target and maximum, the award would be calculated using linear interpolation. For the annual incentive award, the target bonus opportunity for the NEOs was also based on a percentage of base salary, which is 160% for Mr. Scott, 100% for Messrs. Cardew and Orsini, 80% for Mr. Esposito and 90% for Mr. Kemp. The target amount is generally the NEO’s base salary multiplied by his respective target opportunity.
(2)The amounts reported in this column for 2023 reflect the aggregate value of Performance Shares, RSUs and Career Shares under the LTI awarded in the year. There can be no assurance that these values will ever be realized. See Note 13, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our 2023 Annual Report on Form 10-K for more information related to determining these values.
(3)See “Performance Shares” below for an explanation regarding the vesting and distribution of the Performance Shares.
(4)The RSUs generally vest and are paid in shares of Lear common stock on the third anniversary of the grant date.
(5)See “Career Shares” below for an explanation regarding the vesting and distribution of the Career Shares.
Annual Incentives
A summary description of the Company’s AIP is included in “Compensation Discussion and Analysis — Annual Incentive Plan (AIP)” beginning on page 44.
Long-Term Incentives
The Performance Shares and RSUs were all granted pursuant to the LTI, a summary description of which is included in “Compensation Discussion and Analysis — Long-Term Incentive (LTI) Compensation” beginning on page 46.

58	|	LEAR CORPORATION

EXECUTIVE COMPENSATION
Performance Shares
Payment of each Performance Share award is contingent on the Company attaining certain levels of Adjusted Annual Pretax Income, Adjusted ROIC Improvement and Relative TSR in the 2023-2025 performance period. Fifty percent (50%) of each Performance Share award can be earned based on Adjusted Annual Pretax Income performance, twenty-five percent (25%) of each Performance Share award can be earned based on Adjusted ROIC Improvement, and twenty-five percent (25%) of each Performance Share award can be earned based on Relative TSR performance. Adjusted Annual Pretax Income goals and performance will be set and measured annually, with final award payouts being determined based on the average of the three annual results. Adjusted ROIC Improvement goals were set for the full three-year performance period and performance will be measured annually, with final award payouts being determined based on the average of the three annual results. If threshold, target or maximum performance goals are attained in a performance period, 50%, 100% or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation. For a description of the effect of a termination of employment or a change in control on the vesting of Performance Shares, please see “Executive Compensation — Potential Payments Upon Termination or Change in Control” beginning on page 65.
Dividend equivalents are credited with respect to Performance Shares at the same time as dividends are paid on the Company’s common stock; however, the dollar amount of these dividend equivalents is not paid unless and until the performance goals are met with respect to the underlying Performance Shares.
Restricted Stock Units
In general, the RSUs vest and settle in shares of common stock on the third anniversary of the grant date, generally subject to the executive’s continued employment. For a description of the effect of a termination of employment or a change in control on the vesting of RSUs, please see “Executive Compensation — Potential Payments Upon Termination or Change in Control.”
Dividend equivalents are accrued with respect to RSUs at the same time as dividends are paid on the Company’s common stock. However, the dollar amount of these dividend equivalents is not paid unless and until the underlying RSUs vest and are paid.
Stock Options
In 2020 and 2021, Lear awarded stock options to its executives as part of its long-term incentive plan. These stock options vest over three years on each anniversary of the grant date, with all options vested as of January 4, 2024. For a description of the effect of a termination of employment or a change in control on the vesting of stock options, please see “Executive Compensation — Potential Payments Upon Termination or Change in Control.”
Retirement Benefits
Career Shares
In general, the underlying shares of common stock for the vested Career Shares are not distributed until the later of (i) age 62 or (ii) the vesting date. If the executive terminates due to a Career Share “qualifying retirement” (i.e., voluntary termination at or after age 62 or the date that the executive attains a combined number of age and years of service of 65, with a minimum age of 55 and minimum service of five years), the underlying shares of common stock for the vested Career Shares are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s qualifying retirement. If the executive has attained a combined number of age and years of service of at least 65, with a minimum age of 55 and minimum service of five years, or the executive is terminated without “cause” or resigns for “good reason,” in each case after the first anniversary of the grant date, the underlying shares of common stock for the vested Career Shares are not distributed until the later of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s termination of employment.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at December 31, 2023
	Option Awards					Stock Awards
Name (a)	Number of Shares Underlying Unexercised Options Exercisable (#) (b)	Number of Shares Underlying Unexercised Options Unexercisable (#) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)		Number of Shares or Units of Stock That Have Not Vested(3) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($) (j)
Raymond E. Scott	31,702	15,850	157.44	1/4/2031	(1)	64,091	9,368,705	209,662	30,509,251
	55,409	—	140.09	1/2/2030	(2)
Jason M. Cardew	7,926	3,962	157.44	1/4/2031	(1)	20,386	2,973,144	55,764	8,113,053
	12,468	—	140.09	1/2/2030	(2)
Frank C. Orsini	9,058	4,529	157.44	1/4/2031	(1)	20,767	3,030,227	55,764	8,113,053
	15,832	—	140.09	1/2/2030	(2)
Carl A. Esposito	6,624	3,311	157.44	1/4/2031	(1)	15,045	2,197,136	36,300	5,288,199
	11,577	—	140.09	1/2/2030	(2)
Harry A. Kemp	—	—	—	—		11,143	1,620,516	30,288	4,408,916
(1)The stock options vest ratably over three years, starting on the first anniversary of January 4, 2021.
(2)The stock options vested ratably over three years, starting on the first anniversary of January 2, 2020.
(3)The figures in column (g) represent the following RSU awards granted under the LTI:

Name	Number of 2021 RSUs vesting January 4, 2024 (#)	Number of 2022 RSUs vesting January 4, 2024 (#)	Number of 2022 RSUs vesting January 4, 2025 (#)	Number of 2023 RSUs vesting January 4, 2026 (#)	Number of 2021 Career Shares Vesting November 17, 2024 (#)	Number of 2022 Career Shares Vesting November 14, 2025 (#)	Number of 2023 Career Shares Vesting November 13, 2026 (#)
Raymond E. Scott	10,670	—	14,820	22,701	4,144	5,117	6,639
Jason M. Cardew	2,667	—	3,846	8,103	1,381	2,046	2,343
Frank C. Orsini	3,048	—	3,846	8,103	1,381	2,046	2,343
Carl A. Esposito	2,229	—	2,940	4,838	1,381	1,705	1,952
Harry A. Kemp	978	745	745	4,254	1,105	1,364	1,952
(4)The total values in column (h) equal the total number of RSUs held by each NEO multiplied by the market price of Company common stock at the close of the last trading day in 2023, which was $141.21 per share, plus the following accrued dividend equivalents and interest at the prime rate (which are paid if and when the underlying RSUs vest and are distributed): Mr. Scott - $318,415, Mr. Cardew - $94,437, Mr. Orsini - $97,719, Mr. Esposito - $72,632 and Mr. Kemp - $47,013.
(5)The total amounts and values in columns (i) and (j) represent the total number of Performance Shares, at the maximum level for the 2023-2025 and 2022-2024 performance periods, held by each NEO multiplied by the market price of Company common stock at the close of the last trading day in 2023, which was $141.21 per share, plus the following accrued dividend equivalents and interest at the prime rate (which are paid if and when the underlying Performance Shares vest and are distributed): Mr. Scott - $902,880, Mr. Cardew - $238,619, Mr. Orsini - $238,619, Mr. Esposito - $162,276 and Mr. Kemp - $131,947. These amounts exclude Performance Shares for the 2021-2023 performance period that vested based on performance through December 31, 2023, and are reported in the 2023 Options Exercised and Stock Vested table below.

60	|	LEAR CORPORATION

EXECUTIVE COMPENSATION

2023 Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(1) (#) (d)	Value Realized on Vesting(1)(2) ($) (e)
Raymond E. Scott	—	—	71,015	9,909,768
Jason M. Cardew	—	—	20,640	2,891,516
Frank C. Orsini	—	—	26,258	3,680,084
Carl A. Esposito	—	—	34,006	5,042,906
Harry A. Kemp	—	—	11,408	1,589,971
(1)For all NEOs, this consists of 2020 RSU awards that vested on January 2, 2023, 2020 Career Shares that vested on November 18, 2023, and Performance Shares that vested based on performance during the three-year period ended December 31, 2023 (which were paid in 2024); for Mr. Esposito, this also consists of the third tranche of his 2019 RSU award that vested on September 3, 2023; and for Mr. Kemp, this also consists of the second tranche of his 2021 RSU award that vested on January 4, 2023, and the first tranche of his 2022 RSU award that vested on January 4, 2023, in the following amounts:

	Number of 2019 RSU Shares Acquired on Vesting (#)	2019 RSU Value Realized on Vesting ($)	Number of 2020-2022 RSU Shares Acquired on Vesting (#)	2020-2022 RSU Value Realized on Vesting ($)	Number of 2020 Career Shares Acquired on Vesting (#)	2020 Career Share Value Realized on Vesting ($)	Number of 2021 Performance Shares Acquired on Vesting (#)	2021 Performance Shares Value Realized on Vesting ($)
Raymond E. Scott	—	—	11,992	1,487,248	21,250	2,851,538	37,773	4,999,257
Jason M. Cardew	—	—	2,698	334,606	8,500	1,140,615	9,442	1,249,649
Frank C. Orsini	—	—	3,426	424,893	12,042	1,615,916	10,790	1,428,057
Carl A. Esposito	18,299	2,671,288	2,505	310,670	5,312	712,817	7,890	1,044,242
Harry A. Kemp	—	—	2,675	341,115	3,541	475,167	5,192	687,161
(2)For all NEOs, includes dividend equivalent payments, including interest, in the following amounts: Mr. Scott - $571,725, Mr. Cardew - $166,646, Mr. Orsini - $211,218, Mr. Esposito - $303,889 and Mr. Kemp - $86,528.

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EXECUTIVE COMPENSATION

2023 Pension Benefits
Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Number of Years of Vesting Service(1) (#)	Present Value of Accumulated Benefit(2) ($) (d)	Payments During Last Fiscal Year ($) (e)
Raymond E. Scott	Pension Plan (tax-qualified plan)	18.4	35.4	493,210	—
	Pension Equalization Program	18.4	35.4	535,090	—
	Salaried Retirement Restoration Program	18.4	35.4	346,970	—
Jason M. Cardew	Pension Plan (tax-qualified plan)	14.5	31.5	278,298	—
	Pension Equalization Program	14.5	31.5	5,322	—
	Salaried Retirement Restoration Program	14.5	31.5	17,886	—
Frank C. Orsini	Pension Plan (tax-qualified plan)	12.7	29.7	239,137	—
	Pension Equalization Program	12.7	29.7	74,720	—
	Salaried Retirement Restoration Program	12.7	29.7	95,579	—
Carl A. Esposito(3)	—	—	—	—	—
Harry A. Kemp(3)	—	—	—	—	—
(1)The pension programs were frozen with respect to any new benefits as of December 31, 2006, but vesting service continues to accrue after such date towards vesting requirements. As a result of their vesting service and/or age and service, all participating NEOs are vested in their pension benefits.
(2)Present values determined using a December 31, 2023 measurement date and reflect benefits accrued based on service and pay earned through such date. Figures for the tax-qualified pension plan are determined based on post-commencement valuation mortality (white collar Pri-2012 retiree mortality table with 96.9% multiplier, projected generationally using MP-2021 improvement scale), commencement of benefits at age 65 and an assumed discount rate of 5.20% as of the measurement date. Figures for the Pension Equalization Program and Salaried Retirement Restoration Program (collectively, the "SERP") are determined based on the mortality prescribed by Revenue Ruling 2001-62, commencement of benefits at the later of age 60 and full vesting and an assumed discount rate of 5.00% as of the measurement date. The assumed future SERP present value conversion rate for those not yet in payment is 4.66%.
(3)Messrs. Esposito and Kemp are not participants in the Pension Plan, Pension Equalization Program or Salaried Retirement Restoration Program pension make-up account (“Pension Make-Up Account”).
Qualified Pension Plan
The NEOs (as well as other eligible employees), other than Messrs. Esposito and Kemp, participate in the Lear Corporation Pension Plan (the “Pension Plan”), which was frozen with respect to any new benefits as of December 31, 2006. The Pension Plan is intended to be a qualified pension plan under the Internal Revenue Code, and its benefits are integrated with Social Security benefits. In general, an eligible employee became a participant on July 1st or January 1st after completing one year of service (as defined in the plan). Benefits are funded by employer contributions that are determined under accepted actuarial principles and the Internal Revenue Code. The Company may make contributions in excess of any minimum funding requirements when the Company believes it is financially advantageous to do so and based on its other capital requirements and other considerations.
The Pension Plan contains multiple benefit formulas. Under the principal formula, which applies to all applicable NEOs, pension benefits are based on a participant’s “final average pay,” which is the average of the participant’s compensation for the five calendar years in the last ten years of employment in which the participant had the highest earnings. Compensation is generally defined under the plan to mean (i) all cash compensation reported for federal income tax purposes other than long-term incentive bonuses, and (ii) any elective contributions that are not includable in gross income under Internal Revenue Code Section 125 or 401(k). A participant’s annual retirement benefit, payable as a life annuity at age 65, equals the greater of:
•(a) 1.10% times final average annual earnings times years of credited service before 1997 (to a maximum of 35 years) plus (b) 1.00% times final average annual earnings times
•years of credited service after 1996 (with a maximum of 35 years reduced by years of credited service before 1997) plus (c) 0.65% times final average annual earnings in excess of covered compensation (as defined in IRS Notice 89-70) times years of credited service (with a maximum of 35 years); and
•$360.00 times years of credited service.

62	|	LEAR CORPORATION

EXECUTIVE COMPENSATION
Any employee who on December 31, 1996, was an active participant and age 50 or older earned benefits under the 1.10% formula for years of credited service through 2001.
Mr. Scott is currently eligible for early retirement as defined under the Pension Plan. A participant who has attained age 55 and has 10 years of service is deemed eligible for early retirement and may commence receipt of his or her annual retirement benefit (calculated in accordance with the above) prior to reaching age 65, but such benefit will be reduced to account for payment over a longer period.
Credited service under the Pension Plan includes all years of pension service under the Lear Siegler Seating Corp. Pension Plan, and a participant’s retirement benefit under the Pension Plan is reduced by his or her benefit under the Lear Siegler Seating Corp. Pension Plan. The benefits under the Pension Plan became vested once the participant accrued five years of vesting service under the plan. Service performed after December 31, 2006, continued to count towards vesting credit even though no additional benefits accrued under the plan after that date. All remaining Pension Plan participants are 100% vested.
Pension Equalization Program
The Pension Equalization Program, which was frozen for new benefits as of December 31, 2006, provides benefits in addition to the Pension Plan. The Pension Plan is subject to rules in the Internal Revenue Code that restrict the level of retirement income that can be provided to, and the amount of compensation that can be considered for, highly paid executives under the Pension Plan. The Pension Equalization Program is intended to supplement the benefits under the Pension Plan for certain highly paid executives whose Pension Plan benefits are limited by those Internal Revenue Code limits. A participant’s Pension Equalization Program benefit equals the difference between the executive’s actual vested accrued Pension Plan benefit and the Pension Plan benefit the executive would have accrued under the Company’s formula if the Internal Revenue Code limits on considered cash compensation and total benefits did not apply. Highly compensated executives and other employees whose compensation exceeds the Internal Revenue Code limits for at least three years are eligible to participate in the Pension Equalization Program. The NEOs, other than Messrs. Esposito and Kemp, participated in the Pension Equalization Program. The benefits under the Pension Equalization Program become vested once the participant has either (i) attained age 55 and has 10 years of vesting service, attained age 65, or becomes eligible for disability retirement under the Pension Plan, or (ii) attained 20 years of vesting service. Vesting service will continue to accrue after December 31, 2006.
On December 18, 2007, the Pension Equalization Program was amended to provide for its termination and the wind down of the Company’s obligations pursuant thereto. For an active participant who is eligible to receive benefits, amounts that would otherwise be payable will be used to fund a third-party annuity or other investment vehicle. In such event, the participant will not receive any cash payments until the participant retires or otherwise terminates employment with the Company.
Lear Corporation Salaried Retirement Restoration Program
We have established the Lear Corporation Salaried Retirement Restoration Program, which was previously named the Lear Corporation PSP Excess Plan and before that, the Lear Corporation Executive Supplemental Savings Plan.
The Salaried Retirement Restoration Program has both defined benefit and defined contribution elements. The defined benefit element has been quantified and described in the 2023 Pension Benefits table and in the narrative below. The 2023 Nonqualified Deferred Compensation table below identifies the defined contribution components of the Salaried Retirement Restoration Program.
The Salaried Retirement Restoration Program was most recently amended and restated effective December 29, 2017. The amended and restated plan provides greater flexibility to participants to determine distribution dates for their deferrals, permits participants to defer up to 75% of base salary and up to 90% of their AIP awards and allows participants to modify distribution dates.
Defined Benefit Element
The Salaried Retirement Restoration Program (through a Pension Make-up Account) provides retirement benefits that would have been accrued through December 31, 2006, under the Pension Plan and/or the Pension Equalization Program if the participant had not elected to defer compensation under the Salaried Retirement Restoration Program as from time to time was in effect.
Defined Contribution Element
In 2023, the defined contribution component of the Salaried Retirement Restoration Program generally provided a defined contribution benefit of an amount that the participant would have received under the Pension Savings Plan but could not receive due to Internal Revenue Code limits applicable to the Pension Savings Plan, as well as the opportunity to make deferrals of salary and bonus and to receive Company matching contributions above Internal

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EXECUTIVE COMPENSATION
Revenue Code limits. Participants generally become vested in excess Pension Savings Plan and Company matching contributions under the Salaried Retirement Restoration Program after three years of vesting service. Distributions of the excess Pension Savings Plan contributions, deferral contributions and Company matching contributions are made in accordance with the participant’s deferral election. Plan earnings under the excess Pension Savings Plan contributions, deferral contributions and Company matching contributions are generally tied to rates of return on investments available under the qualified Retirement Program generally, as directed by plan participants.

2023 Nonqualified Deferred Compensation
Name (a)	Plan Name	Executive Contributions in Last FY ($) (b)	Company Contributions in Last FY(1) ($) (c)	Aggregate Earnings in Last FY(2) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE(3)(4) ($) (f)
Raymond E. Scott	Salaried Retirement Restoration Program	223,080	563,562	1,289,460	—	8,885,490
	Vested Career Shares	—	3,021,983	673,978	—	6,949,809
Jason M. Cardew	Salaried Retirement Restoration Program	114,240	264,252	438,180	—	3,241,035
	Vested Career Shares	—	1,208,793	260,416	—	2,714,545
Frank C. Orsini	Salaried Retirement Restoration Program	114,240	236,493	668,704	—	4,693,600
	Vested Career Shares	—	1,712,504	372,145	—	3,870,282
Carl A. Esposito	Salaried Retirement Restoration Program	1,009,780	133,704	597,686	—	4,706,439
	Vested Career Shares	—	755,424	67,706	—	983,862
Harry A. Kemp	Salaried Retirement Restoration Program	44,924	139,929	149,326	—	1,268,425
	Vested Career Shares	—	503,569	53,705	—	718,006
(1)Salaried Retirement Restoration Program amounts are included in column (i) of the Summary Compensation Table. For Vested Career Shares, amounts reflect the value of the Vested Career Shares (and accrued dividend equivalents) on November 18, 2023, the vesting date.
(2)For Vested Career Shares, amounts reflect accrued dividend equivalents plus stock price appreciation or depreciation.
(3)For Vested Career Shares, amounts reflect the closing price of the Company’s common stock on the last trading day in 2023, which was $141.21, and accrued dividend equivalents and interest on these awards.
(4)All amounts reflected in this table are vested.
Salaried Retirement Restoration Program
The defined contribution element of the Salaried Retirement Restoration Program is described in the narrative accompanying the 2023 Pension Benefits table above and is quantified in the 2023 Nonqualified Deferred Compensation table.
Vested Career Shares
Vested Career Shares are included in the 2023 Nonqualified Deferred Compensation table because such awards vested in previous years but distribution of the underlying shares of common stock is deferred, as described in the narrative on the Career Shares program accompanying the 2023 Grants of Plan-Based Awards table above.

64	|	LEAR CORPORATION

EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change in Control
The table below shows estimates of the compensation payable to each of our NEOs upon their termination of employment with the Company. The amount payable is shown for each of six categories of termination triggers. All amounts are calculated as if the executive terminated effective December 31, 2023. Values of accelerated equity awards are based on the closing price of the Company's common stock on the last trading day in 2023, which was $141.21. The actual amounts due to any one of the NEOs upon termination of employment can only be determined at the time, and depending on the circumstances, of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct.
Accrued amounts under the Company’s pension and deferred compensation plans are not included in this table. For these amounts, see the 2023 Pension Benefits table and the 2023 Nonqualified Deferred Compensation table above.

NEO and Triggering Event	Cash Severance(1) ($)	Continuation of Medical/ Welfare Benefits (Present Value)(2) ($)	Accelerated Vesting or Payout of Equity Awards ($)	Total Termination Benefits ($)
Raymond E. Scott
Involuntary Termination without Cause (or for Good Reason) With Change in Control	6,760,000	99,907	24,685,388	31,545,295
Involuntary Termination without Cause (or for Good Reason)	6,760,000	99,907	14,554,043	21,413,950
Retirement(3)	—	67,024	8,598,284	8,665,308
Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
Disability(4)	—	67,024	16,219,226	16,286,250
Death(5)	—	—	16,219,226	16,219,226
Jason M. Cardew
Involuntary Termination without Cause (or for Good Reason) With Change in Control	3,400,000	29,682	7,043,636	10,473,318
Involuntary Termination without Cause (or for Good Reason)	3,400,000	29,682	4,159,630	7,589,312
Retirement	N/A	N/A	N/A	N/A
Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
Disability or Death(5)	—	—	4,781,207	4,781,207
Frank C. Orsini
Involuntary Termination without Cause (or for Good Reason) With Change in Control	3,400,000	29,682	7,104,487	10,534,169
Involuntary Termination without Cause (or for Good Reason)	3,400,000	29,682	4,220,480	7,650,162
Retirement	N/A	N/A	N/A	N/A
Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
Disability or Death(5)	—	—	4,842,058	4,842,058
Carl. A Esposito
Involuntary Termination without Cause (or for Good Reason) With Change in Control	2,610,000	32,883	4,854,202	7,497,085
Involuntary Termination without Cause (or for Good Reason)	2,610,000	32,883	2,911,576	5,554,459
Retirement	N/A	N/A	N/A	N/A
Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
Disability or Death(5)	—	—	3,429,486	3,429,486
Harry A. Kemp
Involuntary Termination without Cause (or for Good Reason) With Change in Control	2,660,000	28,402	3,824,972	6,513,374
Involuntary Termination without Cause (or for Good Reason)	2,660,000	28,402	2,142,455	4,830,857
Retirement	N/A	N/A	N/A	N/A
Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
Disability or Death(5)	—	—	2,612,212	2,612,212
(1)Cash severance (in an amount equal to two times the sum of base salary plus target annual incentive bonus amount) is paid in a lump sum to each NEO on the date that is six months after the date of termination, consistent with the requirements of Section 409A of the Internal Revenue Code. In addition to the amounts shown in the table, the executive would receive any accrued salary, bonus and all other amounts to which he is entitled under the terms of any compensation or benefit plans of the Company upon termination for any reason and would receive a pro-rated bonus based on actual performance in the event of termination without “cause” or for “good reason.”
(2)Consists of continuation of health insurance, life insurance premium, imputed income amounts, and for Mr. Scott, the value of his Retiree Health Reimbursement Account, which totals $67,024.

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(3)As of December 31, 2023, Mr. Scott is retirement-eligible, and therefore, qualifies for accelerated vesting of certain incentive awards upon retirement. The Company does not provide for enhanced early retirement benefits under its pension programs.
(4)Mr. Scott is retirement eligible, and therefore, qualifies for coverage under the Executive Retiree Health Reimbursement Plan with respect to disability benefits.
(5)Messrs. Scott, Cardew and Orsini are fully vested in their pension benefits, and as such, there would be no pension vesting enhancement with respect to death benefits. Messrs. Esposito and Kemp do not participate in the Pension Plan, and as such, are not eligible for such death benefits.

Executive Retiree Health Reimbursement Account Plan
The Executive Retiree Health Reimbursement Plan (Retiree HRA) was adopted effective January 1, 2023, to provide a limited class of eligible retirees the means to obtain reimbursement of eligible health care expenses incurred by the eligible retiree, subject to an annual indexed maximum of $10,000. Benefits, if any, are provided by the Company out of its general assets.
Termination or Change in Control
Payments and benefits to a NEO upon termination or a change in control of the Company are determined according to the terms of his or her employment agreement and equity or incentive awards and the Company’s compensation and incentive plans. The severance benefit payments shown in the table and discussed below are generally available to our executive officers, including NEOs, who currently have employment agreements with the Company. The amounts due to an executive upon his or her termination of employment depend largely on the circumstances of his or her termination, as described below.
Change in Control
The employment agreements do not provide benefits solely upon a change in control. The LTI provides for accelerated vesting or payout of awards immediately upon a “change in control” (as defined in the LTI) only if the successor company does not agree to assume or replace such existing awards with an equivalent award upon the change in control. Otherwise, awards will only receive accelerated vesting if a change in control occurs and the executive is terminated by the Company without “cause” (as defined in the LTI) or resigns for “good reason” (as defined in the executive’s employment agreement, if applicable) within 24 months of such change in control.
Payments Made Upon Involuntary Termination (or for “Good Reason”) with a Change in Control
If a change in control occurs, the awards are assumed or replaced with equivalent awards, and the NEO is terminated by the Company without “cause” (as defined in the LTI) or resigns for “good reason” (as defined in the NEO’s employment agreement) within 24 months of such change in control, the NEO will receive accelerated vesting with respect to outstanding and unvested equity awards, as disclosed in the table above. Unvested Performance Shares will vest at target, any unvested RSUs (other than Career Shares) and unvested stock options that were granted less than 12 months prior to the NEO’s termination of employment will vest on a pro rata basis. Vested stock options will remain exercisable for 60 days post-termination.
None of our NEOs is a party to an employment agreement containing a provision which would reimburse the executive for any excise taxes they become subject to under Section 4999 of the Internal Revenue Code upon a change in control. Instead, the employment agreements for each of our NEOs contains a provision that reduces their change in control benefits below the level at which an excise tax is triggered, but only if the reduction results in greater after-tax proceeds to the executive.
Payments Made Upon Involuntary Termination (or for “Good Reason”)
Upon termination of employment by the executive for “good reason” (as defined in the employment agreements) or by the Company other than for “cause” or “incapacity” (each as defined in the employment agreement), the executive will receive base salary (at the higher of the rate in effect upon termination or the rate in effect 90 days prior to termination) through the date of termination, plus all other amounts owed under any compensation or benefit plans, including a bonus pro-rated for the portion of the performance period occurring prior to the date of termination. If the executive executes a release relating to his or her employment, he or she will also receive a lump sum payment equal to two times the sum of his or her annual base salary rate and annual target bonus amount, each as in effect as of the termination date.
In the event of an involuntary termination for any reason other than cause, or by the executive for good reason, the award agreements under the LTI provide that (i) all unvested RSUs (other than Career Shares) and stock options that were granted at least 12 months prior to the termination of employment become vested in their entirety, (ii) all unvested RSUs (other than Career Shares) and stock options that were granted less than 12 months prior to the termination of employment vest on a pro rata basis, and (iii) a pro rata amount of Performance Shares may be earned

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through the termination date if actual performance during the performance period meets the pre-established performance requirements. Each NEO’s employment agreement provides more favorable treatment than items (i) and (ii) in the foregoing sentence, and instead, any unvested awards that vest based on the passage of time would immediately vest in their entirety upon a termination by the NEO for good reason or by the Company for incapacity or other than for cause. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting. Vested stock options will remain exercisable for 60 days post-termination.
Payments Made Upon Retirement
The employment agreements do not distinguish between retirement and voluntary termination for other reasons, but under the LTI, an executive who retires with a combined number of age and years of service of at least 65, with a minimum age of 55 and minimum service of five years when he or she terminates, is entitled to additional vesting credit for RSU and stock option awards. The executive will be entitled to receive the shares underlying the RSUs and will be entitled to exercise the portion of any stock option, in each case, that would have vested if the date of termination had been 24 months later than it actually occurred. A pro rata amount of Performance Shares may be earned through the retirement date if actual performance during the performance period meets the pre-established performance requirements. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting. Each vested stock option will remain exercisable until its normal expiration date.
Payments Made Upon Voluntary Termination (or for “Cause”)
An executive who voluntarily resigns or whose employment is terminated by the Company for “cause” (as defined in the employment agreement) will receive unpaid salary and benefits, if any, he or she has accrued through the effective date of his or her termination. If an executive terminates voluntarily and has not attained a combined number of age and years of service of at least 65, with a minimum age of 55 and minimum service of five years, he or she will be entitled to receive all of the shares underlying his or her vested RSUs and associated dividend equivalents with interest and will be entitled to exercise any then-vested stock options for 60 days post-termination, but all unvested RSUs and Performance Shares and any associated dividend equivalents with interest, and any unvested stock options, will be forfeited. If an executive is terminated for cause, he or she will forfeit all RSUs, stock options, and Performance Shares along with any associated dividend equivalents with interest (if applicable).
Payments Made Upon Termination for Disability
Following termination of the executive’s employment for disability, the executive will receive all base salary and other accrued amounts then payable through the date of termination. The executive will also receive compensation payable under the Company’s disability and medical plans. In the event of the executive’s termination for disability, all unvested RSUs and stock options become vested in their entirety upon termination and a pro rata amount of Performance Shares may be earned through the termination date if actual performance during the performance period meets the pre-established performance requirements. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of distribution. Each vested stock option will remain exercisable until 12 months following the termination of employment.
Treatment of Career Shares
All Career Shares (vested and unvested) are forfeited by the executive upon a voluntary termination by the executive prior to the Career Share qualifying retirement date (i.e., age 62 or the date that the executive attains a combined number of age and years of service of 65, with a minimum age of 55 and minimum service of five years) or for violating non-competition and non-solicitation covenants prior to distribution of the shares. If the executive has a Career Share qualifying retirement or is terminated without “cause” or resigns for “good reason,” in each case within 24 months of the vesting date, any Career Shares will continue to vest as originally scheduled, subject to achievement of any applicable performance goals for the Performance-Based Career Shares.
In general, the underlying shares of common stock for the vested Career Shares are not distributed until the later of (i) age 62 or (ii) the vesting date. If the executive terminates due to a qualifying retirement, the underlying shares of common stock for the vested Career Shares are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s qualifying retirement. If the executive has attained a combined number of age and years of service of at least 65, with a minimum age of 55 and minimum service of five years, and the executive is terminated without “cause” or resigns for “good reason,” the underlying shares of common stock for the vested RSUs are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s termination of employment.
Unvested Career Shares become vested (subject to achievement of any applicable performance goals) and the underlying shares are immediately distributed (along with those for vested Career Shares) upon the executive’s (i)

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death, (ii) disability or (iii) involuntary or “good reason” termination of employment within 24 months following a change in control. The Career Shares do not automatically vest nor are the underlying shares distributed upon a change in control unless the successor company does not assume or replace the awards with awards of equivalent terms and value.
Payments Made Upon Death
Following the death of the executive, we will pay to his or her estate or designated beneficiary a pro rata portion of any bonus earned prior to the date of death. In the event of the executive’s death, all unvested RSUs and stock options become vested in their entirety and a pro rata amount of Performance Shares may be earned through the date of death if actual performance during the performance period meets the pre-established performance requirements. In addition, the estate or designated beneficiary would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting. Each vested stock option will remain exercisable for 12 months following the termination of employment.
Conditions and Obligations of the Executive
Each executive who has entered into an employment agreement with the Company is obligated to:
•comply with confidentiality, non-competition and non-solicitation covenants during employment;
•comply with non-competition and non-solicitation covenants for one year after the date of termination (extended to two years in the case of termination upon disability, termination by the Company without “cause” or by the executive for “good reason”);
•in order to receive severance payments due under the employment agreement, sign a general release relating to his or her employment (applies only in the case of termination by the Company without “cause” or by the executive for “good reason”);
•return data and materials relating to the business of the Company in his or her possession;
•make himself or herself reasonably available to the Company to respond to periodic requests for information regarding the Company or his or her employment; and
•cooperate with litigation matters or investigations as the Company deems necessary.
CEO Pay Ratio
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of all employees, the annual total compensation of our principal executive officer, Raymond E. Scott, and the ratio of these two amounts. Lear's global employee population is approximately 186,600 employees, with 11,600 employees located in the United States and 175,000 employees located in countries outside the United States.
For 2023, we used the following methodology to identify our median employee:
•Calculated annualized base salaries (our consistently applied compensation measure) as of October 1, 2023, for all employees, excluding the CEO;
•Identified the middle 51 employees using annualized base salaries converted to U.S. dollars as a consistently applied compensation measure;
•Calculated annual total compensation for the 51 middle employees using the same SEC requirements used to determine total compensation in the Summary Compensation Table; and
•Re-ranked the middle 51 employees based on annual total compensation and selected the median employee. Using this methodology, we determined that the estimated median employee was an hourly employee located outside of the United States.
We determined the 2023 CEO Pay Ratio based on the following:
•The median of the annual total compensation of all employees, excluding the CEO, was $11,388; and
•The annual total compensation of our CEO was $18,891,372.
Based on this information, for 2023, our CEO’s annual total compensation was approximately 1,659 times that of the annual total compensation of the median employee.
The majority of Mr. Scott's 2023 total compensation is directly linked to the performance of the Company, as discussed in the "Compensation Discussion and Analysis" above. Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. SEC rules for identifying the median employee and calculating the CEO pay

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ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies to identify the median employee. SEC rules also allow companies to exclude up to 5% of their total employees who are located in a particular country or countries outside of the United States and to make reasonable estimates and assumptions regarding their employee populations. As a result, the CEO pay ratio reported by other companies may not be comparable to the CEO pay ratio reported above. Other companies may have different employee populations and compensation practices and utilize different methodologies, exclusions, estimates and assumptions in calculating their own CEO pay ratios.
Pay Versus Performance ("PVP") Disclosures
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have calculated Compensation Actually Paid ("CAP") and the relationship of CAP to certain financial performance metrics of the Company.
Background
The amounts set forth below in the required table are calculated pursuant to SEC rules but do not represent amounts that have actually been earned or realized by our NEOs, including Performance Share awards. For many of these awards, performance conditions have not yet been satisfied and the applicable performance period is not yet complete. As a result, this information does not reflect compensation that has actually been paid or realized.
To calculate the CAP for the CEO and the Average CAP for the non-CEO NEOs, adjustments are made to total compensation reported in the Summary Compensation Table for the applicable years. These adjustments are described in the tables below the PVP Table.
The P&C Committee does not use CAP or Average CAP as a basis for making compensation decisions, nor does it use the performance measures defined by the SEC for the PVP Table to measure performance for incentive plan purposes. Paying for performance is a key element of both our compensation philosophy and compensation principles. As detailed in the "Compensation Discussion and Analysis" above, the P&C Committee places substantial importance on the assessment of Company performance when determining NEO compensation. We believe that the structure of our equity-based awards, including our heavy weighting of performance-based equity, provides an intrinsic link to the Company's longer-term performance. Through the use of Performance Shares, the amounts ultimately realized by our NEOs with respect to compensation are subject to ongoing performance measures and are further tied to the Company's longer-term performance through stock price.
Pay Versus Performance Table
Our long-term incentive equity award mix is heavily weighted toward Performance Shares, resulting in more compensation at risk. These awards are impacted directly by the Company’s performance and stock price. See the “Compensation Discussion and Analysis” for details regarding the equity award mix.
CAP and Average CAP amounts can vary significantly from year-to-year. The key drivers of this volatility for Lear include:
•Point in time measurements, reflecting value only on certain specific and required dates;
•Stock price;
•Changes in expected performance year-over-year (to a lesser extent); and
•Stock volatility.
Base salary, annual bonus, non-equity incentive plan compensation and all other compensation are each calculated in the same manner for both Summary Compensation Table (“SCT”) and CAP purposes. The difference between SCT and CAP total compensation is due primarily to changes in the fair value of equity awards and, to a lesser extent, changes in the expected or actual performance of performance-based equity awards. The CAP table includes changes in the fair value of equity awards and does not represent the CEO’s and non-CEO NEOs’ actual compensation received or earned.

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The difference between SCT and CAP total compensation reflects differences in the value assigned to equity awards under each calculation as described below:

	SCT	CAP(1)
Equity Awards	Grant date fair value of equity awards granted during the current year
SCT and CAP calculations use the same methodologies to determine the fair value of equity awards. However, CAP total compensation includes changes in the fair value of equity awards during each year as a result of changes in stock price and expected or actual performance of each equity award (which is not included in SCT total compensation).
1.  Granted During the Year: End of year fair value of equity awards outstanding at the end of the year and/or vesting date fair value of equity awards that vested during the year
2.  Prior Awards that Remain Outstanding: Change in fair value during the year of equity awards that are unvested at both end of prior year and end of current year
3.  Awards that Vested During the Year: Change in fair value of equity awards that vested during the year from end of prior year to the vesting date

(1) CAP reflects the end of year and/or vesting date fair value of the current year award (1.) as summarized in the right column above. CAP also adds two other categories of equity awards that are not part of the SCT (2. and 3.) as summarized above.

The table below reflects CAP in accordance with the PVP disclosure rule for the previous four years.

					Value of Initial Fixed $100 Investment Based on(4):
Year(1) (a)	SCT Total for CEO ($) (b)	CAP to CEO(2) ($) (c)	Average SCT Total for non-CEO NEOs(3) ($) (d)	Average CAP to non-CEO NEOs(2) ($) (e)	Total Shareholder Return(4) ($) (f)	Peer Group Total Shareholder Return(4)(5) ($) (g)	Net Income ($) in millions (h)	Adjusted Operating Income(6) ($) in millions (i)
2023	18,891,372	25,295,686	5,368,345	7,211,982	110	95	573	1,115
2022	15,376,344	4,822,793	4,550,657	530,131	94	86	328	886
2021	13,306,375	23,444,040	4,073,394	6,711,337	136	128	374	958
2020	14,714,769	16,162,189	4,507,854	5,697,177	117	117	159	614
(1) Mr. Scott served as CEO and Messrs. Cardew, Orsini, Esposito and Kemp served as non-CEO NEOs for 2023. Mr. Scott served as CEO and Messrs. Cardew, Orsini, DiDonato and Esposito served as non-CEO NEOs for 2022, 2021 and 2020. Mr. DiDonato retired in 2023.
(2) Represents CAP for our CEO and Average CAP for our non-CEO NEOs as a group, as determined in accordance with Item 402(v) of Regulation S-K, and does not reflect the compensation ultimately earned or realized by our CEO or non-CEO NEOs.
(3) Reflects the average SCT total of our non-CEO NEOs (determined as set forth below).
(4) Reflects our Cumulative TSR and our Peer Group Cumulative TSR for each measurement period from December 31, 2019 through December 31, 2023. Dividends are assumed to be reinvested, and the returns of each company in our PVP Peer Group are weighted to reflect relative stock market capitalization. Results assume that $100 was invested on December 31, 2019, in each of our common stock and the stocks comprising our PVP Peer Group.
(5) Our PVP Peer Group is the same peer group used in the Performance Graph for purposes of Item 201(e)(1)(ii) of Regulation S-K in our Annual Report on Form 10-K (“10-K Peer Group”). Our 10-K Peer Group was selected because we do not believe that there is a single published industry or line of business index that is appropriate for comparing total shareholder returns. As a result, our selected 10-K Peer Group is comprised of representative independent automotive suppliers whose common stock is publicly traded. For 2023, 2022, 2021 and 2020, column (g) reflects the four-year, three-year, two-year and one-year Peer Group Cumulative TSR, respectively, of our 2023 10-K Peer Group, which is comprised of the following companies: Adient plc, American Axle & Manufacturing Holdings Inc., Aptiv PLC, Autoliv, Inc., BorgWarner Inc., Continental AG, Dana Incorporated, Forvia SE (formerly known as Faurecia SE), Gentex Corporation, Gentherm Incorporated, Magna International Inc., Valeo and Visteon Corporation. Cooper-Standard Holdings Inc. was included in our 2022 peer group but was removed in 2023 as it no longer met our defined criteria or provided a meaningful comparison of stock performance vs. other automotive suppliers. The 2023, 2022, 2021 and 2020 Peer Group Cumulative TSR would have been $95, $85, $128 and $117, respectively, if Cooper- Standard would have been included.
(6) Adjusted Operating Income is a performance measure in the AIP and highly correlated to the other financial measures used in the annual and long-term incentive plans. See the “Compensation Discussion and Analysis” above for a description of how this measure was determined in 2023 and the “Compensation Discussion and Analysis” in our 2022, 2021 and 2020 proxy statements for descriptions of how this measure was determined in 2022, 2021 and 2020, respectively. Adjusted Operating Income is a Non-GAAP financial measure. See pages 42 and 45 and Appendix A "Reconciliation of Non-GAAP Financial Measures" on page 90 for more information on this financial measure and how it is used.

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Reconciliations of SCT Total Compensation to CAP Total Compensation for our CEO and Average SCT Total Compensation to Average CAP Total Compensation for our non-CEO NEOs is shown below:

			Pension Valuation Adjustments	Equity Award Adjustments(2)
Year	Executive(s)	Reported SCT Total ($)	Deduct Change in Pension Value ($)(1)	Deduct Stock Awards ($)	Add Year-End Value of Unvested Equity Awards Granted in Year ($)	Change in Value of Unvested Equity Awards Granted in Prior Years ($)	Change in Value of Equity Awards Granted in Prior Years Which Vested in Year ($)	CAP Total ($)
2023	CEO	18,891,372	(41,649)	(13,349,215)	17,035,840	1,363,813	1,395,525	25,295,686
	Non-CEO NEO	5,368,345	(16,970)	(3,096,481)	3,904,657	670,357	382,074	7,211,982
2022	CEO	15,376,344	—	(11,118,747)	7,283,518	(3,867,535)	(2,850,787)	4,822,793
	Non-CEO NEO	4,550,657	—	(2,631,326)	1,730,867	(2,238,827)	(881,241)	530,131
2021	CEO	13,306,375	—	(9,737,072)	12,089,428	1,757,058	6,028,251	23,444,040
	Non-CEO NEO	4,073,394	—	(2,431,458)	3,009,472	1,110,158	949,771	6,711,337
2020	CEO	14,714,769	(366,594)	(11,700,831)	14,420,251	126,205	(1,031,611)	16,162,189
	Non-CEO NEO	4,507,854	(65,707)	(3,194,013)	3,909,610	506,184	33,249	5,697,177
(1)Reflects a deduction for the aggregate change in the actuarial present value of the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. For all years, there was no pension value attributable to “service cost” or “prior service cost,” so no adjustments are reflected for these values required to be added as part of the CAP pension valuation adjustments.
(2)For all years, (a) no equity awards vested in the year of grant, (b) no equity awards granted in prior years were forfeited, (c) no equity awards were modified during the year, and (d) no dividends or other earnings were paid prior to the applicable vesting date that were not otherwise accounted for in total compensation for the year, so no adjustments are reflected for these values required to be added as part of the CAP equity award adjustments. The fair value of option and stock awards is determined in accordance with ASC 718, “Compensation – Stock Compensation.” The fair value of outstanding performance-based stock awards reflects the expected performance results as of year-end.
In the tables above, changes in our stock price following the grant date of an equity award impact reported CAP values. The values reported above in each year, and over the four-year cumulative period, reflect how the awarded compensation can fluctuate year-over-year, largely as a result of our year-end stock price, among other factors. This illustrates our pay-for-performance philosophy, as well as the design of our compensation program. The values in the table above reflect that the compensation of our CEO and our non-CEO NEOs is higher when our stock price increases and lower when the stock price decreases, demonstrating the clear alignment of the interests of our CEO and non-CEO NEOs and our shareholders.
The values in the table above are based on our year-end stock price, as required under the PVP disclosure rule. Since 2020, most industries including automotive have been significantly impacted by the ongoing challenges of the COVID-19 pandemic and supply chain disruptions, and our stock price fluctuated significantly during this period with the low stock price, high stock price and year-end stock price during each applicable year shown in the table below:

Year	Stock Price Low ($)	Stock Price High ($)	Stock Price at Year-End ($)
2023	118.93	155.51	141.21
2022	119.69	192.81	124.02
2021	146.17	203.13	182.95
2020	70.00	164.99	159.03
Accordingly, CAP for our CEO and Average CAP for our non-CEO NEOs could have been significantly different if other dates were used to value our stock or if our stock price happened to be higher or lower on the last day of the applicable year.
Additionally, the value of performance-based stock awards is impacted to a much lesser extent by the expected performance results which may vary from year to year and from actual performance at the completion of the performance periods.

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Most Important Measures Used to Determine 2023 CAP
The four items listed below represent the most important measures used to determine CAP for 2023. While we utilize several financial performance measures to align executive compensation with Lear’s performance, not all of those measures are represented in the table below. For further information on these measures, see the “Compensation Discussion and Analysis” on page 31.

Most Important Performance Measures
Adjusted Operating Income*
Adjusted Pretax Income*
Free Cash Flow*
Adjusted ROIC Improvement*
*See page 42 and Appendix A "Reconciliation of Non-GAAP Financial Measures" on page 90 for more information on these non-GAAP financial measures and how they are used.
For the performance period beginning January 1, 2023, the P&C Committee reintroduced a three-year Adjusted ROIC Improvement measure to the long-term incentive plan. ROIC is strongly correlated to long-term shareholder value creation and multi-year TSR, and our Board, management team and many shareholders view ROIC as a key financial measure. As such, Adjusted ROIC Improvement is included in the above list of Most Important Performance Measures. For more information on the financial measures in our 2023 annual and long-term incentive plans, see pages 44 and 47 in the “Compensation Discussion and Analysis.”
Discussion of the PVP Table
An overview of our compensation philosophy, pay-for-performance alignment, and other key features of our compensation program is below. For more detailed descriptions, as well as data that our P&C Committee finds most valuable in designing and administering our executive compensation program, see the “Compensation Discussion and Analysis.”
Compensation Philosophy and Pay-for-Performance Alignment
The executive compensation program is designed to drive execution of our business strategy by strongly aligning pay opportunities with performance outcomes. Both our annual and long-term incentive plans consist only of key objective financial measures that are selected to achieve our primary objectives including:
•Link executive pay to Company performance;
•Optimize profitability, cash flow and revenue growth, as well as return on investment; and
•Align the interests of management and our shareholders by using annual and multi-year measures that drive shareholder value.
Equity Award Opportunities Are the Largest Component Yielding a Highly Variable, Performance-Based Pay Package
For our CEO more than 75% of target compensation is in the form of equity, and for our non-CEO NEOs more than 65% of target compensation is in the form of equity. This results in stock price changes having a significant impact on the value of pay at each measurement period and the ultimate value received. Our equity award mix consists of 75% Performance Shares and 25% RSUs for our CEO and 70% Performance Shares and 30% RSUs for our non-CEO NEOs, which ties more NEO compensation to Company performance and stock price, as compared to most of the Comparator Group (listed in the “Compensation Discussion and Analysis”) and other large industrial companies which often assign Performance Shares a lower weighting (e.g., 50% to 60% of the regular annual equity award mix). The heavy weighting toward Performance Shares increases the sensitivity of the value of our NEOs’ long-term equity incentives to Company performance – not only does the underlying value of a Performance Share fluctuate generally with changes to the Company’s stock price, but the number of shares earned varies based on the Company’s achievement of financial and relative TSR goals.

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Performance Measures and Granting of Stock Awards
Collectively, the performance measures used in the annual and long-term incentive plans are selected to drive long-term shareholder value. Performance measures span a three-year performance period and include relative TSR. Further for long-term incentives, the underlying value of the award is directly aligned to changes in the Company’s stock price over the performance/vesting period. For annual grants of incentive awards, the Company sets annual and long-term incentive goals in November prior to the start of the performance periods. The number of shares to grant is determined on the first business day in January and is based on the stock price at that point in time (grant date) which is generally the value reflected in the SCT for stock awards. While Performance Shares are outstanding the expected level of performance and corresponding payout will be updated each year until the end of the three-year period when the earned award is paid.
Relationship Between CAP and Performance Measures
The charts below illustrate the relationship between the CEO and average non-CEO NEO CAP amounts and the SEC required performance measures for CAP during the period 2020–2023. Since equity awards are the largest component of CAP, this value will vary over time and by measurement period based on changes in our stock price, financial performance and TSR performance. As such, it remains important to review the “Compensation Discussion and Analysis” for a comprehensive discussion and analysis of industry conditions, business highlights, our pay setting cycle, history of pay-performance alignment and other factors relevant to CEO and other NEO pay.
Relationship between CAP and Company Cumulative TSR and Peer Group Cumulative TSR during 2020-2023
The chart below reflects the relationship between (1) CAP for the CEO and Average CAP for the non-CEO NEOs and (2) the Company’s Cumulative TSR and the PVP Peer Group Cumulative TSR (assuming an initial fixed investment of $100) for the years ended December 31, 2023, 2022, 2021 and 2020. As shown below, the CAP for the CEO and Average CAP for the non-CEO NEOs are generally aligned with the Company’s Cumulative TSR, primarily due to the Company’s use of equity incentives which are correlated to both the Company’s performance and stock price. The Company’s Cumulative TSR is generally aligned with the PVP Peer Group Cumulative TSR. Our selected 10-K Peer Group (which determines our PVP Peer Group) is comprised of representative independent automotive suppliers whose common stock is publicly traded.

-

CAP vs. Cumulative TSR 2020-2023
Compensation Actually Paid (CAP, $Mil)
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$–
$136
$117
$128
$117
$94
$110
$95
$86
$140
$105
$70
$35
$–
Indexed Total Shareholder Return
2020
2021
2022
2023
CAP to CEO
Avg CAP to Other NEOs
Peer TSR
Co. TSR

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Relationship between CAP and Company Net Income over 2020-2023
As shown below, the Company’s CAP for the CEO and Average CAP for the non-CEO NEO varied significantly each year, primarily due to the Company’s significant emphasis on equity incentives, which are sensitive to changes in stock price. The Company’s net income increased significantly in 2021 (reflecting the COVID-19 pandemic in 2020), decreased slightly in 2022 (reflecting the ongoing macroeconomic challenges described above) and increased significantly again in 2023 (reflecting higher than anticipated industry volumes combined with strong operating performance in both business segments). In 2023, both businesses improved operating margins significantly compared to the prior year and converted those earnings to free cash flow through a combination of improved working capital management and better capacity utilization, which allowed the Company to reduce capital spending.
As a result, CAP and Average CAP are generally aligned with net income. Although net income is not used by the Company as a performance measure in either its annual or long-term incentive plans, net income is correlated with other financial measures which we do use in setting goals for both the annual and the long-term incentive plans.

-

CAP vs. Net Income
Compensation Actually Paid (CAP, $Mil)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$–
Net Income ($Mil)
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$159
$374
$328
$573
2020
2021
2022
2023
CAP to CEO
Avg CAP to Other NEOs
Net Income

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Relationship between CAP and Company Adjusted Operating Income* over 2020-2023
The chart below illustrates the relationship between the CEO and average non-CEO NEO CAP amounts and the Company's Adjusted Operating Income for the applicable years. We consider Adjusted Operating Income to be the most important financial measure used to link pay to performance during this period because it is both a key measure in our AIP and is the largest driver of a key measure in our LTI (Adjusted Annual Pretax Income). Adjusted Operating Income is a well understood operating metric that can be influenced by all levels of employees of the Company and provides motivation to maximize earnings from current operations. It is substantially correlated with our stock price performance, and thus to CAP.

CAP vs. Adj. Operating Income
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$–
Compensation Actually Paid (CAP, $Mil)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Adj. Operating Income ($Mil)
$614
$958
$886
$1,115
2020
2021
2022
2023
CAP to CEO
Avg CAP to Other NEOs
Adj. Operating Income

*Adjusted Operating Income is a Non-GAAP financial measure. See pages 42 and 45 and Appendix A "Reconciliation of Non-GAAP Financial Measures" on page 90 for more information on this financial measure and how it is used.
All information provided in “Pay Versus Performance Disclosures” above will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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P&C COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The following persons served on our P&C Committee during all or a portion of 2023: Messrs. Cheng and Halverson, Dr. Jepsen, and Mses. Lewis and Ligocki. No member of the P&C Committee was, during the fiscal year ended December 31, 2023, an officer, former officer or employee of the Company or any of our subsidiaries. None of our executive officers served as a member of:
•the compensation committee of another entity in which one of the executive officers of such entity served on our P&C Committee;
•the board of directors of another entity in which one of the executive officers of such entity served on our P&C Committee; or
•the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

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P&C COMMITTEE REPORT
The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
The P&C Committee of the Board has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the P&C Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2023.
This Report is submitted by Messrs. Cheng and Halverson, Dr. Jepsen, and Mses. Lewis and Ligocki, being all of the current members of the P&C Committee.
Kathleen A. Ligocki, Chair
Mei-Wei Cheng
Bradley M. Halverson
Mary Lou Jepsen
Patricia L. Lewis

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ADDITIONAL PROXY MATERIALS
AUDIT COMMITTEE REPORT
The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
The Audit Committee of the Board is responsible for evaluating audit performance, appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and evaluating policies and procedures relating to internal accounting functions and controls. The Audit Committee also oversees the audit fee negotiations associated with the retention of Ernst & Young LLP. The Audit Committee has discussed the advantages and disadvantages of independent registered public accounting firm rotation. Further, in connection with the periodic mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee is involved in the selection of Ernst & Young LLP’s lead engagement partner.
The Audit Committee is currently comprised of Messrs. Cheng, Foster, Halverson, Krone and Mallett, each a non-employee director, and operates under a written charter that was last amended by our Board in November 2020. A copy of the current charter is available on the investor relations page of our website (https://ir.lear.com/) or in printed form upon request. Our Board has determined that all of the members of the Audit Committee are “independent” as defined in the listing standards of the NYSE and under Rule 10A-3 of the Exchange Act and that all such members are financially literate. Our Board also has determined that all members of the Audit Committee are “audit committee financial experts,” as defined in Item 407(D) of Regulation S-K under the Exchange Act and have accounting or related financial management expertise.
The Audit Committee members are neither professional accountants nor auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the report of management, for the year ended December 31, 2023, regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.
The Audit Committee has retained Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. Ernst & Young LLP has been the independent registered public accounting firm for the Company since 2002. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In reaching this conclusion, the Audit Committee considered Ernst & Young LLP’s integrity, controls and processes to ensure Ernst & Young LLP’s independence, objectivity, industry and company-specific experience, quality and effectiveness of personnel and communications, commitment to serving the Company, appropriateness of fees for audit and non-audit services and external data on audit quality and performance, including recent Public Company Accounting Oversight Board (United States) (PCAOB) reports on Ernst & Young LLP and tenure as the Company’s auditors, including the benefits of having a long-tenured auditor.
The Audit Committee has discussed with the Company’s internal auditors and Ernst & Young LLP the overall scope and plans of their respective audits. The Audit Committee meets with the Company’s internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their procedures, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with Ernst & Young LLP, its judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from the Company. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining the independence of Ernst & Young LLP.

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Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 8, 2024.
This Report is submitted by Messrs. Cheng, Foster, Halverson, Krone and Mallett, being all of the members of the Audit Committee.
Jonathan F. Foster, Chairman
Mei-Wei Cheng
Bradley M. Halverson
Roger A. Krone
Conrad L. Mallett, Jr.

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FEES OF INDEPENDENT ACCOUNTANTS
In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for 2023, we retained Ernst & Young LLP, as well as other accounting firms, to provide tax and other advisory services in 2023. We understand the need for Ernst & Young LLP to maintain objectivity and independence in its audit of our consolidated financial statements. It is also the Audit Committee’s goal that the fees that the Company pays to Ernst & Young LLP for permitted non-audit services in any year should not exceed the audit and audit-related fees paid to Ernst & Young LLP in such year, a goal that the Company achieved in 2023 and 2022.
In order to assure that the provision of audit and permitted non-audit services provided by Ernst & Young LLP does not impair its independence, the Audit Committee is required to pre-approve the audit and permitted non-audit services to be performed by Ernst & Young LLP, other than de minimis services that satisfy the requirements pertaining to de minimis exceptions for non-audit services described in Section 10A of the Exchange Act. The Audit Committee also has adopted policies and procedures for pre-approving all audit and permitted non-audit work performed by Ernst & Young LLP. Any pre-approval must set forth in detail the particular service or category of services approved and is generally subject to a specific cost limit. All of the fees for audit, audit-related, tax and other services performed by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with the pre-approval policies and procedures described in this paragraph.
The Audit Committee has adopted policies regarding our ability to hire employees, former employees and certain relatives of employees of the Company’s independent registered public accounting firm.
During 2023 and 2022, we retained Ernst & Young LLP to provide services in the following categories and amounts (in thousands):

	2023	2022
Audit fees(1)	$12,779	$11,393
Audit-related fees(2)	1,261	1,048
Tax fees(3)	2,705	2,747
All other fees(4)	287	560
(1)Audit fees include services related to the annual audit of our consolidated financial statements, the audit of our internal controls over financial reporting, the reviews of our Quarterly Reports on Form 10-Q, international statutory audits and other services that are normally provided by the independent accountants in connection with our regulatory filings.
(2)Audit-related fees include services related to the audits of employee benefit plans, an information technology pre-implementation review and agreed-upon procedures related to certain due diligence services in connection with acquisitions and divestitures.
(3)Tax fees include services related to tax compliance, tax advice and tax planning.
(4)All other fees include services that are not contained in the above categories and consist of permissible non-audit services. These fees include insurance claim services related to a typhoon in the Philippines.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Code of Business Conduct & Ethics prohibits activities that conflict with, or have the appearance of conflicting with, the best interests of the Company and its shareholders. Such conflicts of interest may arise when an employee, or a member of such employee’s immediate family, receives improper personal benefits as a result of such employee's position in the Company. We also maintain a Related Party Transaction Policy regarding the identification, review, monitoring and, as necessary, approval of transactions between the Company and related parties. Related parties include directors and director nominees, executive officers and such other employees as may be designated by the Company from time to time (together with executive officers, “senior officers”), significant shareholders and immediate family members of any of the foregoing. Under the policy, a related party transaction includes any transaction, or series of transactions, involving the Company and a related party in excess of $120,000, whether undertaken in or outside the ordinary course of our business and where the related party has a direct or indirect material interest in such transaction or series of transactions. All related party transactions must be reviewed and approved by the G&S Committee.
Under the policy, directors and senior officers are required to complete an annual questionnaire regarding their immediate family members, related entities and potential related party transactions. Following review of such questionnaires, the Vice President of Audit Services and Chief Accounting Officer determine whether the Company has engaged in any transactions with the identified individuals and entities. All such transactions, if any, are reviewed by the General Counsel, other members of management and outside counsel, as necessary, to evaluate whether such transactions constitute related party transactions and are therefore subject to the review and approval of the G&S Committee.
In connection with any required approval of the G&S Committee, a member of senior management must represent to the G&S Committee that the related party at issue has been held to the same standards as unaffiliated third parties. The G&S Committee assesses the terms of the transaction, the business purpose of the transaction, the benefit to the Company and to the related party, whether the transaction was in the ordinary course of business and any other relevant factors. G&S Committee members having (or having an immediate family member that has) a direct or indirect interest in the transaction must recuse themselves and abstain from voting on the approval or ratification of the related party transaction. All related party transactions are disclosed annually in our proxy statement.
Certain Transactions
Joshua Scott, a program manager for the Company, is the son of Raymond E. Scott, a director of the Company and the Company’s President and CEO. In 2023, total compensation (base salary and cash bonus) paid to Mr. Scott was approximately $113,000. From January 1, 2024 to the date of this proxy statement, total compensation (base salary and cash bonus) paid to Mr. Scott was approximately $41,000. The compensation paid to Mr. Scott was approved in accordance with the Company’s standard compensation practices for similarly situated employees.

Jacob Scott, a purchasing manager for the Company, is the son of Raymond E. Scott, a director of the Company and the Company’s President and CEO. In 2023, total compensation (base salary) paid to Mr. Scott was approximately $87,000. From January 1, 2024 to the date of this proxy statement, total compensation (base salary and cash bonus) paid to Mr. Scott was approximately $45,000. The compensation paid to Mr. Scott was approved in accordance with the Company’s standard compensation practices for similarly situated employees.

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RATIFICATION OF RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024 (PROPOSAL NO. 2)
Our Audit Committee has retained Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. A proposal will be presented at the Annual Meeting to ratify this retention. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. If the shareholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage Ernst & Young LLP. Even if the retention of Ernst & Young LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. We have been advised that a representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

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ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT (PROPOSAL NO. 3)
Pursuant to Section 14A of the Exchange Act, we are seeking the advisory approval by shareholders of the Company’s executive compensation program and practices as disclosed in this proxy statement. As most recently approved by shareholders at the annual meeting of shareholders in 2023 and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis. While this vote is advisory, and not binding on the Board, it will provide information to the Board and P&C Committee regarding investor sentiment about our executive compensation programs and practices, which the P&C Committee will carefully review when evaluating our executive compensation program. At the annual meeting of shareholders in 2023, our executive compensation program and practices disclosed in our 2023 proxy statement received a favorable vote by 85% of shares voted.
Shareholders are being asked to vote on the following advisory resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s executive officers, as disclosed in the 2024 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and disclosures.”
The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy. As a result, the Company has a strong pay-for-performance philosophy that greatly impacts its decisions regarding executive compensation. Our executive compensation programs seek to align management’s interests with our shareholders’ interests to support long-term value creation and pay for performance. This philosophy and the compensation structure are essential to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and its shareholders. To that end, our program links pay to performance by delivering a significant majority of the total compensation opportunity of our NEOs in variable or performance-based compensation programs (annual and long-term incentive plans). Performance measures used in the Company’s annual and long-term incentive plans support the Company’s annual operating plan and longer-term strategy and are tied to key Company measures of short and long-term performance. Our program also aligns the NEOs’ financial interests with those of our shareholders by delivering a substantial portion of their total compensation in the form of equity awards and other long-term incentive vehicles.
We urge our shareholders to read the “Compensation Discussion and Analysis” above, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables which provide detailed information on the compensation of our NEOs.
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for approval of this advisory resolution.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why did you send me this proxy statement?
We sent you this proxy statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on May 16, 2024, at 9:00 a.m. (Eastern Time) and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.
Who can vote at the Annual Meeting?
Only shareholders of record as of the record date are entitled to vote at the Annual Meeting. The record date to determine shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 18, 2024. On the record date, there were 56,952,094 shares of our common stock, par value $0.01 per share, outstanding. Our common stock is the only class of voting securities outstanding.
How many shares must be present to conduct the Annual Meeting?
We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.
What matters are to be voted on at the Annual Meeting?
The agenda for the Annual Meeting is to:
1.elect ten directors named in this proxy statement;
2.ratify the retention of Ernst & Young LLP as our independent registered public accounting firm for 2024;
3.provide an advisory vote to approve our executive compensation; and
4.conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.FOR the election of each of Lear’s director nominees named in this proxy statement;
2.FOR the ratification of the retention of Ernst & Young LLP as our independent registered public accounting firm for 2024; and
3.FOR the approval, on an advisory basis, of our executive compensation.
How do I vote at the Annual Meeting?
If you do not request printed copies of the proxy materials by mail, you will receive a Notice of Internet Availability of Proxy Materials. Shareholders that receive a Notice of Internet Availability of Proxy Materials may vote via the Internet in the following ways:
1.Prior to the Annual Meeting — You can vote via the Internet by navigating to www.proxyvote.com and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form previously distributed; or
2.At the Annual Meeting — You may vote via the Internet at the Annual Meeting by attending the live meeting at www.virtualshareholdermeeting.com/LEA2024 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form previously distributed.
If you request printed copies of the proxy materials by mail, you will receive a proxy card or a voting instruction form and will be able to vote in the following ways in addition to the methods of voting via the Internet described above:
1.By Telephone — You can vote by proxy by calling the toll-free number found on your proxy card or voting instruction form. You will need to use the 16-digit control number included on the proxy card to vote by

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ADDITIONAL PROXY MATERIALS
telephone. The availability of telephone voting may depend on the voting process of the organization that holds your shares; or
2.By Mail — You can vote by completing, dating, signing and returning the proxy card or voting instruction form.
Telephone and Internet voting facilities will be available 24 hours a day. You may vote over the telephone or via the Internet at www.proxyvote.com until 11:59 p.m. on May 15, 2024. Even if you plan to attend the Annual Meeting, we recommend that you vote in advance of the meeting via Internet or submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Your proxy will be voted in accordance with your instructions so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement, FOR the ratification of the retention of our independent registered public accounting firm and FOR the advisory approval of executive compensation described in this proxy statement.
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
You may receive more than one Notice of Internet Availability of Proxy Materials, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice of Internet Availability of Proxy Materials, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one Notice of Internet Availability of Proxy Materials, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice of Internet Availability of Proxy Materials that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices of Internet Availability of Proxy Materials).
May I change my vote?
Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, you may vote your shares electronically as described above, submit another later dated proxy by telephone or mail or submit new voting instructions to your bank, broker, trustee or nominee. Your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote via the Internet during the meeting to revoke your proxy.
Do common shareholders have appraisal rights?
Holders of shares of our common stock do not have appraisal rights under Delaware law or under the Company's governing documents in connection with this solicitation.
What vote is required to elect directors and approve the other matters described in this proxy statement?
Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors. In an uncontested election, our Bylaws provide that any incumbent director that fails to receive a majority of votes cast shall immediately tender his or her resignation. Our Board, in a process managed by the G&S Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.
For the ratification of the retention of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2) and the advisory approval of our executive compensation (Proposal No. 3), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. For Proposal No. 2 and Proposal No. 3, abstentions and broker non-votes will be counted as shares represented and entitled to vote for the purposes of determining whether there is a quorum. Abstentions will have the same effect as a vote against Proposal No. 2 and Proposal No. 3. Absent specific instructions on Proposal No. 2, brokers are permitted to exercise voting discretion with respect to such proposal. Broker non-votes will have no effect on Proposal No. 3. For additional information about broker non-votes see “How do I vote if my bank or broker holds my shares in ‘street name’?”

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “shareholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.
How do I vote if my bank or broker holds my shares in “street name”?
If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2 - ratification of auditors) but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 - director elections and No. 3 - advisory vote on our executive compensation). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to the remaining proposals, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposals. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How many votes do I have?
Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the Annual Meeting.
How will the votes be counted at the Annual Meeting?
The votes will be counted by the inspector of election appointed for the Annual Meeting.
How will the Company announce the voting results?
The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.
Who pays for the Company’s solicitation of proxies?
The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives.
Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.
What is “householding” and how does it work?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

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In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Investor Relations.
How do I participate in the Annual Meeting?
We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/LEA2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 9:00 a.m. (Eastern Time). Online check-in will be available beginning at 8:30 a.m. (Eastern Time). Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/LEA2024. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

2024 Proxy Statement	|	87

ADDITIONAL PROXY MATERIALS
SHAREHOLDER PROPOSALS FOR 2025 ANNUAL MEETING OF SHAREHOLDERS
Shareholders who intend to present proposals at the Company’s annual meeting of shareholders in 2025 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 4, 2024. Shareholders who intend to present proposals at the annual meeting of shareholders in 2025 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of shareholders in 2025, proper notice of the proposal must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however that in the event next year’s annual meeting is more than 30 days before or less than 70 days after such anniversary date, notice must be delivered not less than the later of 90 days prior to next year’s annual meeting or the 10th day following the day the Company first publicly announces next year’s annual meeting date. Under these requirements, the deadline for proposals brought under our Bylaws is no earlier than January 16, 2025, and no later than February 17, 2025. Additionally, any nominations of directors must comply with the universal proxy rules contained in Rule 14a-19. Please note that the notice requirements under Rule 14a-19 are in addition to the applicable notice requirements under the advance notice provisions of our Bylaws as described above. Shareholder proposals should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Harry A. Kemp, Senior Vice President, Chief Administrative Officer and General Counsel.

88	|	LEAR CORPORATION

ADDITIONAL PROXY MATERIALS
OTHER MATTERS
We know of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any shareholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed with the SEC, including the financial statements and schedule. If the person requesting the report was not a shareholder of record on March 18, 2024, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Harry A. Kemp, Senior Vice President, Chief Administrative Officer and General Counsel.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.
By Order of the Board of Directors,
Harry A. Kemp
Senior Vice President,
Chief Administrative Officer
and General Counsel

2024 Proxy Statement	|	89

ADDITIONAL PROXY MATERIALS
APPENDIX A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The information presented in this proxy statement in “Proxy Summary” and “Compensation Discussion and Analysis — Executive Summary” regarding core operating earnings, adjusted earnings per share and free cash flow does not conform to GAAP and should not be construed as an alternative to the reported financial results of the Company determined in accordance with GAAP.
Management believes that the non-GAAP information used in this proxy statement is useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that core operating earnings and adjusted earnings per share are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating performance or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting future periods.
The non-GAAP information provided may not be consistent with methodologies used by other companies. All non-GAAP information regarding core operating earnings, adjusted earnings per share and free cash flow is reconciled to the most directly comparable reported GAAP results in the tables below.
Core Operating Earnings

(unaudited; in millions)	2023	2022
Net income attributable to Lear	$572.5	$327.7
Interest expense	101.1	98.6
Other expense, net	54.9	46.4
Income taxes	180.8	133.7
Equity in net income of affiliates	(49.3)	(33.1)
Net income attributable to noncontrolling interests	73.2	81.0
Restructuring costs and other special items -
Costs related to restructuring actions	152.4	158.9
Acquisition costs	0.8	10.0
Acquisition-related inventory fair value adjustment	1.8	1.1
Impairments related to Russian operations	2.4	19.4
Intangible asset impairment	1.9	8.9
Insurance recoveries related to typhoon in the Philippines, net of costs	(3.3)	—
Favorable tax ruling in a foreign jurisdiction	(0.2)	—
Other	31.0	17.9
Core operating earnings	$1,120.0	$870.5

2024 Proxy Statement	|	90

ADDITIONAL PROXY MATERIALS
Adjusted Net Income and Adjusted Earnings Per Share

(unaudited; in millions, except per share amounts)	2023	2022
Net income attributable to Lear	$572.5	$327.7
Restructuring costs and other special items -
Costs related to restructuring actions	134.2	158.9
Acquisition costs	0.8	10.0
Acquisition-related inventory fair value adjustment	1.8	1.1
Gain on acquisition-related foreign exchange contract	—	(1.7)
Impairments related to Russian operations	2.4	19.4
Intangible asset impairment	1.9	8.9
Costs (insurance recoveries) related to typhoon in the Philippines, net	(7.3)	(1.4)
Foreign exchange losses due to foreign exchange rate volatility related to Russia	(1.9)	9.6
Favorable tax ruling in a foreign jurisdiction	(0.7)	—
Loss on extinguishment of debt		—
Loss related to affiliate	7.0	—
Other	34.3	23.6
Tax impact of special items and other net tax adjustments(1)	(34.7)	(33.6)
Adjusted net income attributable to Lear	$710.3	$522.5
Weighted average number of diluted shares outstanding	59.1	59.9
Diluted net income per share attributable to Lear	$9.68	$5.47
Adjusted earnings per share	$12.02	$8.72
(1)Reflects the tax effect of restructuring costs and other special items, as well as several discrete tax items. The identification of these tax items is judgmental in nature, and their calculation is based on various assumptions and estimates.
Free Cash Flow

(unaudited; in millions)	2023	2022
Net cash provided by operating activities	$1,249.3	$1,021.4
Settlement of accounts payable in conjunction with acquisition of IGB	15.4	—
Capital expenditures	(626.5)	(638.2)
Free cash flow	$638.2	$383.2

91	|	LEAR CORPORATION

SCAN TO
VIEW MATERIALS & VOTE

LEAR CORPORATION
ATTN: INVESTOR RELATIONS
21557 TELEGRAPH ROAD
SOUTHFIELD, MI 48033

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LEA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V37654-P08087

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEAR CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Mei-Wei Cheng	☐	☐	☐
1b. Jonathan F. Foster	☐	☐	☐
1c. Bradley M. Halverson	☐	☐	☐
1d. Mary Lou Jepsen	☐	☐	☐
1e. Roger A. Krone	☐	☐	☐
1f. Patricia L. Lewis	☐	☐	☐
1g. Kathleen A. Ligocki	☐	☐	☐
1h. Conrad L. Mallett, Jr.	☐	☐	☐
1i. Raymond E. Scott	☐	☐	☐
1j. Greg C. Smith	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3 below.	**For**	**Against**	**Abstain**
2. Ratification of the retention of Ernst & Young LLP as Lear Corporation's independent registered public accounting firm for 2024.	☐	☐	☐
3. Approve, in a non-binding advisory vote, Lear Corporation's executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the annual meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V37655-P08087

LEAR CORPORATION
This proxy is solicited on behalf of the Board of Directors of Lear Corporation for the Annual Meeting of Shareholders on May 16, 2024, at 9:00 a.m. (Eastern Time)

This proxy is solicited on behalf of the Board of Directors of Lear Corporation ("Lear") for the Annual Meeting of Shareholders on May 16, 2024 or any adjournment or postponement thereof (the "Meeting") to be held through a virtual web conference at www.virtualshareholdermeeting.com/LEA2024. The undersigned appoints Raymond E. Scott and Harry A. Kemp, and each of them, with full power of substitution in each of them, the proxies of the undersigned, and authorizes them to vote for and on behalf of the undersigned all shares of Lear common stock which the undersigned may be entitled to vote on all matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR all nominees for director and FOR proposals 2 and 3.

Continued and to be signed on reverse side